As filed with the U.S. Securities and Exchange Commission on January 28, 2026

1933 Act File No. 333-259176

1940 Act File No. 811-23686

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 3	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 3	☒

Multi-Select Securities Fund for Puerto Rico Residents

(Exact name of Registrant as Specified in Charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (787) 250-3600

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive, 31st Floor Chicago, Illinois 60606

It is proposed that this filing will become effective (check appropriate box)

☐	Immediately upon filing pursuant to paragraph (b)

☐	On (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Units of beneficial interest.

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated January 28, 2026

Multi-Select Securities Fund for Puerto Rico Residents

•	INTERNATIONAL PORTFOLIO I
O	CLASS A (PRANX) AND CLASS L (PRBJX)

•	LARGE CAP VALUE PORTFOLIO I
O	CLASS A (PRAUX) AND CLASS L (PRBOX)

•	LARGE CAP CORE PORTFOLIO I
O	CLASS A (PRAOX) AND CLASS L (PRBKX)

•	LARGE CAP GROWTH PORTFOLIO I
O	CLASS A (PRAQX) AND CLASS L (PRBNX)

•	MID CAP CORE PORTFOLIO I
O	CLASS A (PRAVX) AND CLASS L (PRBPX)

•	SMALL CAP CORE PORTFOLIO I
O	CLASS A (PRAWX) AND CLASS L (PRBQX)

•	HIGH GRADE PORTFOLIO
O	CLASS P UNITS ([ ])

•	INCOME PORTFOLIO I
O	CLASS P UNITS ([ ])

•	INCOME PORTFOLIO II
O	CLASS P UNITS ([ ])

PROSPECTUS
[•], 2026

A Portfolio (as defined in this Prospectus) of the Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” in this Prospectus). Only Puerto Rico Residents will not be subject to U.S. federal income tax on dividends distributed from a Portfolio and Puerto Rico Residents will not be subject to other U.S. federal income tax rules that apply to other types of investors. In addition, since a Portfolio is treated as a foreign corporation for U.S. federal income tax purposes, the tax treatment of a Portfolio of the Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes” for a more detailed description of the Puerto Rico and United Sates tax implications for an investment in a Portfolio of the Fund. You should also consult your tax advisor about your tax situation.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Not FDIC insured. May lose value. No bank guarantee.

International Portfolio I – Financial Highlights	108

Large Cap Value Portfolio I – Financial Highlights	110

Large Cap Core Portfolio I – Financial Highlights	112

Large Cap Growth Portfolio I – Financial Highlights	114

Mid Cap Core Portfolio I – Financial Highlights	116

Small Cap Core Portfolio I – Financial Highlights	118

GENERAL INFORMATION	120

Fund Summary

International Portfolio I

Investment Objective

The investment objective of International Portfolio I (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Unitholder Transaction Fees and Expenses (fees paid directly from your investment in the Portfolio)	Class A	Class L
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class L
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	2.42%	2.42%
Administration Fees	0.15%	0.15%
Remainder of Other Expenses	2.27%	2.27%
Total Annual Portfolio Operating Expenses	3.42%	3.42%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$827	$1,498	$2,190	$4,018
Class L (Estimate)	$345	$1,051	$1,779	$3,703

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 37.63% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Units. You should also consult your tax advisor about your tax situation.

The Fund will be managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). The Fund uses a variation of what has been termed a “multi-manager” approach in that the Fund will engage one or more sub-advisers to manage a portion of each Portfolio (the “Equity Portion”) through a sub-advisory agreement. Further, the Fund relies on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in American Depositary Receipts (“ADRs”) representing interests in securities of foreign issuers and U.S. dollar denominated ordinary shares (“F Shares,” so called due to their ticker symbols which end in “F”). F-shares are ordinary shares that are a foreign company’s common stock and trade in their home (local) market but are customarily listed on the U.S. OTC market. The U.S. dollar quoted F-shares provide access to some of the foreign companies that do not currently have ADRs available to individual investors (the “International Equity Portion”). Under normal conditions, the Portfolio intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “International Puerto Rico Securities Portion” specifically or for this section and the “Puerto Rico Securities Portion” generally). This requirement may limit the Portfolio’s ability to achieve its investment objective. The Fund’s sub-adviser(s) may directly invest a portion of the International Equity Portion in stock index futures contracts which reflect the investment strategy of the International Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

International Puerto Rico Securities Portion – Under normal market conditions, the International Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations of Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets; and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

International Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC (the “International Equity Portion Portfolio Manager” specifically or the “Equity Portion Portfolio Manager” generally) for the International Equity Portion.

Description of International Equity Portion Portfolio Manager’s Investment Process – The International Equity Portion Portfolio Manager strategy employs a fundamental, bottom-up investment discipline that is best categorized as relative value.

Companies entering the Portfolio generally need to satisfy International Equity Portion Portfolio Manager’s criteria on four levels: quality, valuation, value creation/catalyst, and risk-reward criteria:

Quality – Cambiar’s analysts seek well-managed companies within their industries. Eligible businesses for the portfolio are evaluated based on the following characteristics:

•

Management – Management teams should have a track record of success that has benefitted not just public shareholders such as the Portfolio, but a wide range of stakeholders, e.g., employees, customers, suppliers.

•	Consistent margins – Companies with consistent above average margins suggest a relatively high value-add product or service and defensible market position.

•	Return on invested capital (ROIC) – Demonstrates a pattern of value creation and capital discipline.

•	Low leverage – Companies with strong balance sheets do not need to depend on the vagaries of the debt and/or equity markets to sustain their businesses.

•

Free cash flow (FCF) – The International Equity Portion Portfolio Manager views FCF to be a better measure of economic value creation versus alternative metrics such as EBITDA or EPS. Free cash flow is less subject to manipulation.

Valuation – Cambiar evaluates broadly accepted and recognized financial measures in gauging valuation. An underlying premise of the Cambiar philosophy is that certain industries tend to follow certain valuation ranges; the market does not randomly value stocks. Our preference is to invest in companies that are trading at a reasonable valuation relative to their historical trading range. The Cambiar team will use a variety of metrics in gauging valuation; examples include Price/Earnings, Price/Book Value, and Free Cashflow Yield.

Value Creation/Catalyst – Cambiar’s research process also seeks to identify some form of fundamental positive development(s) that we believe the market is overlooking/underappreciating. Such catalysts may come in varying forms – examples include new product introductions, managerial changes, divestiture of an underperforming division, or simply better financial performance. Valuation, in and of itself, is not a catalyst – there should be some identifiable event that will cause investors to positively reassess the business.

Risk-Reward Criteria – The final criteria is the investment team’s assessment of the issuer’s upside potential: companies entering the portfolio should possess an attractive total return potential that includes both price appreciation and dividends (if applicable) over a forward 1- to 2-year timeframe. While Cambiar may not achieve this return target over the desired timeframe – or at all – the return requirement is intended to channel research efforts toward those situations that offer the most compelling risk/return tradeoffs.

Cambiar constructs the Portfolio on a security-by-security basis, with the goal of building a portfolio of 40-50 holdings that strikes a balance between its conviction in an investment and portfolio diversification. Cambiar seeks to manage risk through its research process as well as limits on individual position sizes (5%) and a maximum 25% (at cost) allocation to an economic sector.

To the extent the International Equity Portion of the Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the International Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

The Portfolio’s investment objective may not be changed unless such change is authorized by the holders of a majority of the Portfolio’s outstanding units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding units if the change is not recommended by the Board. The Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Equity Portion – In choosing the Equity Portion Portfolio Manager, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of the Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply its investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a Portfolio or remove or replace the Equity Portion Portfolio Manager for a given Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace the Equity Portion Portfolio Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If the Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in the Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for Units in another Portfolio or redeem your Units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of the Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

International Puerto Rico Securities Portion – Under normal market conditions, the Investment Adviser on a daily basis invests 20% of the Portfolio in Puerto Rico securities. This portion is invested in taxable fixed-income securities (cash equivalents issued by Puerto Rico entities). In determining which securities in which to invest, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, liquidity and yield.

Credit Quality. This analysis starts with the rating of the securities. The Investment Adviser emphasizes the credit quality of the securities or credit quality collateralizing any repurchase agreement or time deposits accounts. Only securities or investment grade rated institutions are analyzed. The structure and collateral of the security is also an important consideration.

Liquidity. The liquidity of the assets is a key consideration. To enhance the liquidity of the Portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Portfolio. Given the credit and liquidity bias, yield is a secondary consideration, and the Portfolio may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

By investing in stock index futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolio that approximates the result that might be achieved by investing all of the assets of the Puerto Rico portion in the securities comprising the Portfolio’s benchmark.

No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the International Puerto Rico Securities Portion of the Portfolio directly.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Portfolio invests in investment securities, the Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the International Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of your investment in the Fund also may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the International Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Foreign Securities Risk. The Portfolio invests primarily in American Depositary Receipts (“ADRs”) representing interests in securities of foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities that they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the Portfolio will lose money. These risks include difficulties in pricing securities, defaults on foreign government securities, difficulties enforcing favorable legal judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the International Puerto Rico Securities Portion mostly in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the International Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. The Portfolio may invest a portion of its International Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its International Puerto Rico Securities Portion, which derive their value from another security, or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities index may subject the Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolio in bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the International Puerto Rico Securities Portion of the Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the International Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

International Equity Portion Portfolio Manager Oversight Risks. Because the International Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the International Equity Portion Portfolio Manager and/or sub-advisers.

Performance Information

The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table below compares the Portfolio’s performance to that of the MSCI EAFE Index. To the extent that dividends and distributions have been paid by the Portfolio, the performance information for the Portfolio in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

The Portfolio’s financial performance included in this Prospectus includes the Portfolio’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

[    ]

[During the ten-year period shown in the bar chart, the highest return for a quarter was [ ]% (quarter ended [    ]) and the lowest return for a quarter was [ ]% (quarter ended [   ]).]

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years

International Portfolio I – Class A

Return Before Taxes	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions and Sales of Units	[ ]%	[ ]%	[ ]%

International Portfolio I – Class L

Return Before Taxes

MSCI EAFE Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Units through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Units only, and the after-tax returns for Class L will vary.

Investment Adviser and Sub-Adviser

The Portfolio’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Manager

Name	Managed the Fund Since	Title
Heydi Cuadrado	2025	Director of UBS Trust Company of Puerto Rico
Gladys M. Lasaga	2025	Director of UBS Trust Company of Puerto Rico

The Investment Adviser has also engaged the below sub-adviser (as previously defined, the “International Equity Portion Portfolio Manager”) as sub-adviser to manage the Equity Portion of the Portfolio.

Cambiar Investors, LLC

Portfolio Manager

Name	Managed the Fund Since	Title
Brian Barish, CFA	2016	Portfolio Manager

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of 1.00% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2025, the Portfolio paid, in the aggregate, the Investment Adviser a fee equal to 0.40% of the Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the International Equity Portion Portfolio Manager out of its advisory fees.

The Investment Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of each Portfolio, and the Investment Adviser has entered into a sub-advisory agreement (the “International Subadvisory Agreement”) with the International Equity Portion Portfolio Manager with respect to the International Equity Portion of the Portfolio. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by International Equity Portion Portfolio Manager. Pursuant to the International Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board, the International Equity Portion Portfolio Manager is responsible for the day-to-day investment management of the International Equity Portion of the Portfolio. The Investment Adviser monitors and evaluates the International Equity Portion Portfolio Manager’s performance and oversees the International Equity Portion Portfolio Manager’s compliance with the Portfolio’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the International Equity Portion Portfolio Manager a fee equal to 0.50% of the average daily net assets of the International Equity Portion of the Portfolio managed by the International Equity Portion Portfolio Manager.

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

Large Cap Value Portfolio I

Investment Objective

The investment objective of Large Cap Value Portfolio I (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Unitholder Transaction Fees and Expenses (fees paid directly from your investment in the Portfolio)	Class A	Class L
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class L
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	1.66%	1.66%
Administration Fees	0.15%	0.15%
Remainder of Other Expenses	1.51%	1.51%
Total Annual Portfolio Operating Expenses	2.66%	2.66%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$756	$1,285	$1,840	$3,343
Class L	$269	$826	$1,410	$2,993

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8.26% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of

1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Portfolio. You should also consult your tax advisor about your tax situation.

The Fund will be managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). The Fund uses a variation of what has been termed a “multi-manager” approach in that the Fund will engage one or more sub-advisers to manage a portion of each Portfolio (the “Equity Portion”) through a sub-advisory agreement. Further, the Fund relies on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization U.S. companies (which are companies with a typical capitalization range greater than $12 billion at the time of investment) (the “Large Cap Value Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Large Cap Value Puerto Rico Securities Portion” specifically or for this section and the “Puerto Rico Securities Portion” generally). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Value Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Value Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Large Cap Value Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Value Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations of Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets; and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Value Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with London Company of Virginia d/b/a/ The London Company (“The London Company”, the “Large Cap Value Equity Portion Portfolio Manager” specifically or the “Equity Portion Portfolio Manager” generally) for the Large Cap Value Equity Portion.

The London Company seeks to purchase financially stable companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective market prices. Guiding principles of The London Company’s philosophy include (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification which is essential to good investment results, and (4) low turnover and tax sensitivity to enhance real returns.

The Large Cap Value Equity Portion will typically hold securities of approximately 25 to 35 companies. The Large Cap Value Equity Portion may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes

Description of Large Cap Value Equity Portion Portfolio Manager’s Investment Process – The Large Cap Value Equity Portion Portfolio Manager takes a long term total return mindset to building portfolios. Long-term growth of capital is first achieved by minimizing losses in down markets, and secondarily by ensuring that portfolios can generally participate in market appreciation. In other words, the Large Cap Value Equity Portion Portfolio Manager focuses primarily on downside protection, with capital appreciation as a secondary objective. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: balance sheet optimization analysis, private market value analysis, corporate governance/management incentives audit, and insider ownership/trading activity. This results in a portfolio of 25 – 35 stocks which the manager believes are trading at significant discount to fair market value. Positions are generally started with a weight of 3-5%, and individual positions may not exceed 10% of the portfolio. The Large Cap Value Equity Portion Portfolio Manager generally will not add to declining positions and allow stocks to potentially appreciate in value.

To the extent the Large Cap Value Equity Portion of the Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the Large Cap Value Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

The Portfolio’s investment objective may not be changed unless such change is authorized by the holders of a majority of the Portfolio’s outstanding units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding units if the change is not recommended by the Board. The Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Equity Portion – In choosing the Equity Portion Portfolio Manager, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of the Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply its investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a Portfolio or remove or replace the Equity Portion Portfolio Manager for a given Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace the Equity Portion Portfolio Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If the Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in the Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for units in another Portfolio or redeem your units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of the Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

Large Cap Value Puerto Rico Securities Portion – Under normal market conditions, the Investment Adviser on a daily basis invests 20% of the Portfolio in Puerto Rico securities. This portion is invested in taxable fixed-income securities (cash equivalents issued by Puerto Rico entities). In determining which securities in which to invest, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, liquidity and yield.

Credit Quality. This analysis starts with the rating of the securities. The Investment Adviser emphasizes the credit quality of the securities or credit quality collateralizing any repurchase agreement or time deposits accounts. Only securities or investment grade rated institutions are analyzed. The structure and collateral of the security is also an important consideration.

Liquidity. The liquidity of the assets is a key consideration. To enhance the liquidity of the Portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Portfolio. Given the credit and liquidity bias, yield is a secondary consideration, and the Portfolio may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

By investing in stock index futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolio that approximates the result that might be achieved by investing all of the assets of the Puerto Rico portion in the securities comprising the Portfolio benchmark.

No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Large Cap Value Puerto Rico Securities Portion of the Portfolio directly.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Portfolio invests in investment securities, the Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Portfolio and you may lose money.

An investment in the Units is designed primarily and is suitable only for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Large Cap Value Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of your investment in the Fund also may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units offered by the Fund is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Large Cap Value Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Large Cap Value Puerto Rico Securities Portion mostly in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Large Cap Value Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. The Portfolio may invest a portion of its Large Cap Value Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its Large Cap Value Puerto Rico Securities Portion, which derive their value from another security, or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities index may subject the Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolio in bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Large Cap Value Puerto Rico Securities Portion of the Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Large Cap Value Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Large Cap Value Equity Portion Portfolio Manager Oversight Risks. Because the Large Cap Value Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Large Cap Value Equity Portion Portfolio Manager and/or sub-advisers.

Performance Information

The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table below compares the Portfolio’s performance to that of the Russell 1000 Value Index. To the extent that dividends and distributions have been paid by the Portfolio, the performance information for the Portfolio in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

The Portfolio’s financial performance included in this Prospectus includes the Portfolio’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

[     ]

[During the ten-year period shown in the bar chart, the highest return for a quarter was 16.00% (quarter ended June 30, 2020) and the lowest return for a quarter was -21.05% (quarter ended March 31, 2020).]

For the periods ended 12/31/25 Average Annual Total Returns*	1 Year	5 Years	10 Years

Large Cap Value Portfolio I – Class A

Return Before Taxes	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions and Sales of Units	[ ]%	[ ]%	[ ]%

Large Cap Value Portfolio I – Class L

Return Before Taxes

Russell 1000 Value Index	[ ]%	[ ]%	[ ]%

*For Class A.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Units through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Units only, and the after-tax returns for Class L will vary.

Investment Adviser and Sub-Adviser

The Portfolio’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Manager

Name	Managed the Fund Since	Title
Heydi Cuadrado	2025	Director of UBS Trust Company of Puerto Rico
Gladys M. Lasaga	2025	Director of UBS Trust Company of Puerto Rico

The Investment Adviser has also engaged the below sub-adviser (as previously defined, the “Large Cap Value Equity Portion Portfolio Manager”) as sub-adviser to manage the Equity Portion of the Portfolio.

The London Company

Portfolio Manager

Name	Managed the Fund Since	Title
Stephen M. Goddard, CFA	2021	Managing Principal, Founder, CIO, and Co-Lead Portfolio Manager
Sam Hutchings, CFA	2021	Principal and Co-Lead Portfolio Manager

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of 1.00% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2025, the Portfolio paid, in the aggregate, the Investment Adviser a fee equal to 0.40% of the Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the Large Cap Value Equity Portion Portfolio Manager out of its advisory fees.

The Investment Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of each Portfolio, and the Investment Adviser has entered into a sub-advisory agreement (the “Large Cap Value Subadvisory Agreement”) with the Large Cap Value Equity Portion Portfolio Manager with respect to the Large Cap Value Equity Portion of the Portfolio. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by Large Cap Value Equity Portion Portfolio Manager. Pursuant to the Large Cap Value Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board, the Large Cap Value Equity Portion Portfolio Manager is

responsible for the day-to-day investment management of the Large Cap Value Equity Portion of the Portfolio. The Investment Adviser monitors and evaluates the Large Cap Value Equity Portion Portfolio Manager’s performance and oversees the Large Cap Value Equity Portion Portfolio Manager’s compliance with the Portfolio’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Large Cap Value Equity Portion Portfolio Manager a fee equal to 0.50% of the average daily net assets of the Large Cap Value Equity Portion of the Portfolio managed by Large Cap Value Equity Portion Portfolio Manager.

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

Large Cap Core Portfolio I

Investment Objective

The investment objective of Large Cap Core Portfolio I (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Unitholder Transaction Fees and Expenses (fees paid directly from your investment in the Portfolio)	Class A	Class L
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class L
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	1.53%	1.53%
Administration Fees	0.15%	0.15%
Remainder of Other Expenses	1.38%	1.38%
Total Annual Portfolio Operating Expenses	2.53%	2.53%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$743	$1,248	$1,778	$3,222
Class L	$256	$788	$1,345	$2,866

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 50.27% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of

1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Portfolio. You should also consult your tax advisor about your tax situation.

The Fund will be managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico ( “Investment Adviser”). The Fund uses a variation of what has been termed a “multi-manager” approach in that the Fund will engage one or more sub-advisers to manage a portion of each Portfolio (the “Equity Portion”) through a sub-advisory agreement. Further, the Fund relies on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization U.S. companies (which are companies with a typical capitalization range greater than $12 billion at the time of investment) (the “Large Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Large Cap Core Puerto Rico Securities Portion” specifically or for this section and the “Puerto Rico Securities Portion” generally). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Core Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Large Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets; and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Atalanta Sosnoff Capital, LLC (the “Large Cap Core Equity Portion Portfolio Manager” specifically or the “Equity Portion Portfolio Manager” generally) for the Large Cap Core Equity Portion.

Description of Large Cap Core Equity Portion Portfolio Manager’s Investment Process – The Large Cap Core Equity Portion Portfolio Manager’s investment philosophy is focused on finding companies entering periods of earnings acceleration, believing that over time earnings drive stock prices, positioning them to capture the compounding effects of earnings acceleration and multiple expansion. The process is predominantly a fundamental bottom-up approach but does take macro factors into consideration when forming the investment opinion. They typically select stocks from the Russell 1000 Index universe. The strategy generally holds 35-65 positions, diversified across 10-15 industries and 5-8 sectors.

To the extent the Large Cap Core Equity Portion of the Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the Large Cap Core Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

The Portfolio’s investment objective may not be changed unless such change is authorized by the holders of a majority of the Portfolio’s outstanding units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding units if the change is not recommended by the Board. The Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Equity Portion – In choosing the Equity Portion Portfolio Manager, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of the Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply its investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a Portfolio or remove or replace the Equity Portion Portfolio Manager for a given Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace the Equity Portion Portfolio Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If the Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in the Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for units in another Portfolio or redeem your units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of the Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

Large Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Investment Adviser on a daily basis invests 20% of the Portfolio in Puerto Rico securities. This portion is invested in taxable fixed-income securities (cash equivalents issued by Puerto Rico entities). In determining which securities in which to invest, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, liquidity and yield.

Credit Quality. This analysis starts with the rating of the securities. The Investment Adviser emphasizes the credit quality of the securities or credit quality collateralizing any repurchase agreement or time deposits accounts. Only securities or investment grade rated institutions are analyzed. The structure and collateral of the security is also an important consideration.

Liquidity. The liquidity of the assets is a key consideration. To enhance the liquidity of the Portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Portfolio. Given the credit and liquidity bias, yield is a secondary consideration, and the Portfolio may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

By investing in stock index futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolio that approximates the result that might be achieved by investing all of the assets of the Puerto Rico portion in the securities comprising the benchmark.

No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Large Cap Core Puerto Rico Securities Portion of the Portfolio directly.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Portfolio invests in investment securities, the Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Large Cap Core Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of your investment in the Fund also may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Large Cap Core Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Large Cap Core Puerto Rico Securities Portion mostly in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Large Cap Core Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. The Portfolio may invest a portion of its Large Cap Core Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its Large Cap Core Puerto Rico Securities Portion, which derive their value from another security, or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities index may subject the Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolio in bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Large Cap Core Puerto Rico Securities Portion of the Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Large Cap Core Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Large Cap Core Equity Portion Portfolio Manager Oversight Risks. Because the Large Cap Core Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Large Cap Core Equity Portion Portfolio Manager and/or sub-advisers.

Performance Information

The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table below compares the Portfolio’s performance to that of the S&P 500 Index. To the extent that dividends and distributions have been paid by the Portfolio, the performance information for the Portfolio in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

The Portfolio’s financial performance included in this Prospectus includes the Portfolio’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

[    ]

[During the ten-year period shown in the bar chart, the highest return for a quarter was 20.55% (quarter ended June 30, 2020) and the lowest return for a quarter was -18.71% (quarter ended March 31, 2020).]

For the periods ended 12/31/25 Average Annual Total Returns*	1 Year	5 Years	10 Years
Large Cap Core Portfolio I – Class A
Return Before Taxes	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sales of Units	[ ]%	[ ]%	[ ]%
Large Cap Core Portfolio I – Class L
Return Before Taxes
S&P 500 Index	[ ]%	[ ]%	[ ]%

*For Class A. Investment Adviser and Sub-Adviser

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Units through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Units only, and the after-tax returns for Class L will vary.

Investment Adviser and Sub-Adviser

The Portfolio’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Manager

Name	Managed the Fund Since	Title
Heydi Cuadrado	2025	Director of UBS Trust Company of Puerto Rico
Gladys M. Lasaga	2025	Director of UBS Trust Company of Puerto Rico

The Investment Adviser has also engaged the below sub-adviser (as previously defined, the “Large Cap Core Equity Portion Portfolio Manager”) as sub-adviser to manage the Equity Portion of the Portfolio.

Atalanta Sosnoff Capital, LLC

Portfolio Manager

Name	Managed the Fund Since	Title
Craig Steinberg	2011	Portfolio Manager
Robert Ruland	2011	Portfolio Manager
Matthew Ward	2011	Portfolio Manager

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of 1.00% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2025, the Portfolio paid, in the aggregate, the Investment Adviser a fee equal to 0.40% of the Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the Large Cap Core Equity Portion Portfolio Manager out of its advisory fees.

The Investment Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of each Portfolio, and the Investment Adviser has entered into a sub-advisory agreement (the “Large Cap Core Subadvisory Agreement”) with the Large Cap Core Equity Portion Portfolio Manager with respect to the Large Cap Core Equity Portion of the Portfolio. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by Large Cap Core Equity Portion Portfolio Manager. Pursuant to the Large Cap Core Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board, the Large Cap Core Equity Portion Portfolio Manager is responsible for the day-to-day investment management of the Large Cap Core Equity Portion of the Portfolio. The Investment Adviser monitors and evaluates the Large Cap Core Equity Portion Portfolio Manager’s performance and oversees the Large Cap Core Equity Portion Portfolio Manager’s compliance with the Portfolio’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Large Cap Core Equity Portion Portfolio Manager a fee equal to 0.50% of the average daily net assets of the Large Cap Core Equity Portion of the Portfolio managed by the Large Cap Core Equity Portion Portfolio Manager.

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

Large Cap Growth Portfolio I

Investment Objective

The investment objective of Large Cap Growth Portfolio I (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Unitholder Transaction Fees and Expenses (fees paid directly from your investment in the Portfolio)	Class A	Class L
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class L
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	1.50%	1.50%
Administration Fees	0.15%	0.15%
Remainder of Other Expenses	1.35%	1.35%
Total Annual Portfolio Operating Expenses	2.50%	2.50%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$740	$1,240	$1,764	$3,194
Class L	$253	$779	$1,331	$2,836

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 72.43% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of

1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Portfolio. You should also consult your tax advisor about your tax situation.

The Fund will be managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). The Fund uses a variation of what has been termed a “multi-manager” approach in that the Fund will engage one or more sub-advisers to manage a portion of each Portfolio (the “Equity Portion”) through a sub-advisory agreement. Further, the Fund relies on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization companies (which are companies with a typical capitalization range greater than $4 billion at the time of investment [that is still fundamentally growing its capitalization to reach $12 billion or more]) (the “Large Cap Growth Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Large Cap Growth Puerto Rico Securities Portion” specifically or for this section and the “Puerto Rico Securities Portion” generally). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Growth Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Growth Equity Portion.

For the avoidance of doubt, the definition of “large capitalization companies” utilized by the Large Cap Growth Portfolio differs from the definition of “large capitalization companies” utilized by the Large Cap Value Portfolio and the Large Cap Core Portfolio. Further, the capitalization range for “large capitalization companies” (i.e., companies with a typical capitalization range greater than $4 billion at the time of investment) utilized by the Large Cap Growth Portfolio overlaps with the definition of “mid capitalization companies” (i.e., companies with a typical capitalization range of between $5 billion and $12 billion at the time of investment) utilized by the Mid Cap Core Portfolio, and the definition of “small capitalization companies” (i.e., companies with a typical capitalization range below $5 billion) utilized by the Small Cap Core Portfolio.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Large Cap Growth Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Growth Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations of Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets; and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Growth Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Winslow Capital Management LLC (the “Large Cap Growth Equity Portion Portfolio Manager” specifically or the “Equity Portion Portfolio Manager” generally) for the Large Cap Growth Equity Portion.

Description of Large Cap Growth Equity Portion Portfolio Manager’s Investment Process – The Portfolio invests in those companies that the Large Cap Growth Equity Portion Portfolio Manager believes will provide an opportunity for achieving superior portfolio returns (i.e., returns in excess of the returns of the average stock mutual fund) over the long term. The Large Cap Growth Equity Portion Portfolio Manager seeks to invest in companies that have the potential for above-average future earnings and cash flow growth with management focused on shareholder value. When purchasing stocks for the Portfolio, the Large Cap Growth Equity Portion Portfolio Manager looks for companies typically having some or all of the following attributes: addressing markets with growth opportunities; leads or gains in market share; identifiable and sustainable competitive advantages; managed by a team that can perpetuate the firm’s competitive advantages; high, and preferably rising, returns on invested capital; deploys excess cash flow to enhance shareholder return; and demonstrates sound corporate governance. As part of its qualitative assessment of each potential investment, the Large Cap Growth Equity Portion Portfolio Manager evaluates the company’s non-financial performance among certain environmental, social and governance (“ESG”) factors. The Large Cap Growth Equity Portion Portfolio Manager then determines which ESG factors may be material to a company’s future financial performance. This involves an evaluation of how the company integrates particular ESG risks and opportunities into its corporate strategy through, for example, improving governance practices, aligning management team incentives and increasing transparency into its ESG practices. The Large Cap Growth Equity Portion Portfolio Manager may give consideration to ESG factors including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy. ESG factors are evaluated by the Sub-advisor based on data provided by independent ESG research vendors. The evaluation of ESG factors is integrated as one of several aspects of the Large Cap Growth Equity Portion Portfolio Manager’s investment process and the Large Cap Growth Equity Portion Portfolio Manager does not forgo potential investments strictly based on the evaluation of ESG factors. The Large Cap Growth Equity Portion Portfolio Manager takes a “bottom-up” investment approach when selecting investments. This means it bases investment decisions on company specific factors, not general economic conditions. Under normal market conditions, the Large Cap Growth Equity Portion Portfolio Manager employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, or the position exceeds limits set by the Large Cap Growth Equity Portion Portfolio Manager. [ESG screening criteria are only applied at the time of investment. There is no ongoing monitoring or due diligence as to an investment’s continued satisfaction of ESG criteria. Furter, investments are only sold in the circumstances described above, and not if the sole basis is that they no longer satisfy ESG criteria.]

To the extent the Large Cap Growth Equity Portion of the Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the Large Cap Growth Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

The Portfolio’s investment objective may not be changed unless such change is authorized by the holders of a majority of the Portfolio’s outstanding units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding units if the change is not recommended by the Board. The Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Equity Portion – In choosing the Equity Portion Portfolio Manager, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of the Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply its investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a Portfolio or remove or replace the Equity Portion Portfolio Manager for a given Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace the Equity Portion Portfolio Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If the Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in the Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for units in another Portfolio or redeem your units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of the Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

Large Cap Growth Puerto Rico Securities Portion – Under normal market conditions, the Investment Adviser on a daily basis invests 20% of the Portfolio in Puerto Rico securities. This portion is invested in taxable fixed-income securities (cash equivalents issued by Puerto Rico entities). In determining which securities in which to invest, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, liquidity and yield.

Credit Quality. This analysis starts with the rating of the securities. The Investment Adviser emphasizes the credit quality of the securities or credit quality collateralizing any repurchase agreement or time deposits accounts. Only securities or investment grade rated institutions are analyzed. The structure and collateral of the security is also an important consideration.

Liquidity. The liquidity of the assets is a key consideration. To enhance the liquidity of the Portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Portfolio. Given the credit and liquidity bias, yield is a secondary consideration, and the Portfolio may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

By investing in stock index futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolio that approximates the result that might be achieved by investing all of the assets of the Puerto Rico portion in the securities comprising the Portfolio’s benchmark.

No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Large Cap Growth Puerto Rico Securities Portion of the Portfolio directly.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Portfolio invests in investment securities, the Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Large Cap Growth Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of your investment in the Fund also may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Large Cap Growth Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Large Cap Growth Puerto Rico Securities Portion mostly in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Large Cap Growth Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. The Portfolio may invest a portion of its Large Cap Growth Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its Large Cap Growth Puerto Rico Securities Portion, which derive their value from another security, or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities index may subject the Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolio in bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Large Cap Growth Puerto Rico Securities Portion of the Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Large Cap Growth Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Large Cap Growth Equity Portion Portfolio Manager Oversight Risks. Because the Large Cap Growth Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Large Cap Growth Equity Portion Portfolio Manager and/or sub-advisers.

ESG Considerations Risk. The Equity Portion Portfolio Manager generally give consideration to environmental, social, and/or governance (“ESG”) criteria when evaluating investment opportunities for the Portfolio, consistent with each Portfolio’s investment objective and Principal Investment Strategies. The Equity Portion Portfolio Manager may give consideration to ESG criteria including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio’s benchmark; and (ii) performing differently than the Portfolio’s benchmark or other funds and strategies in the Portfolio’s peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect a Portfolio’s performance.

Performance Information

The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table below compares the Portfolio’s performance to that of the Russell 1000® Growth Index. To the extent that dividends and distributions have been paid by the Portfolio, the performance information for the Portfolio in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

The Portfolio’s financial performance included in this Prospectus includes the Portfolio’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

[    ]

[During the ten-year period shown in the bar chart, the highest return for a quarter was 22.79% (quarter ended June 30, 2020) and the lowest return for a quarter was -13.37% (quarter ended March 31, 2020).]

For the periods ended 12/31/25 Average Annual Total Returns*	1 Year	5 Years	10 Years

Large Cap Growth Portfolio I – Class A

Return Before Taxes	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions and Sales of Units	[ ]%	[ ]%	[ ]%

Large Cap Growth Portfolio I – Class L

Return Before Taxes

Russell 1000 Growth Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Units through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Units only, and the after-tax returns for Class L will vary.

Investment Adviser and Sub-Adviser

The Portfolio’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Manager

Name	Managed the Fund Since	Title
Heydi Cuadrado	2025	Director of UBS Trust Company of Puerto Rico
Gladys M. Lasaga	2025	Director of UBS Trust Company of Puerto Rico

The Investment Adviser has also engaged the below sub-adviser (as previously defined, the “Large Cap Growth Equity Portion Portfolio Manager”) as sub-adviser to manage the Equity Portion of the Portfolio.

Winslow Capital Management, LLC

Portfolio Manager

Name	Managed the Fund Since	Title
Justin H. Kelly	2021	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager
Patrick M. Burton	2021	Senior Managing Director and Portfolio Manager
Steven M. Hamill	2023	Senior Managing Director and Portfolio Manager

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of 1.00% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2025, the Portfolio paid, in the aggregate, the Investment Adviser a fee equal to 0.40% of the Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the Large Cap Growth Equity Portion Portfolio Manager out of its advisory fees.

The Investment Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of each Portfolio and the Investment Adviser has entered into a sub-advisory agreement (the “Large Cap Growth Subadvisory Agreement”) with the Large Cap Growth Equity Portion Portfolio Manager with respect to the Large Cap Growth Equity Portion of the Portfolio. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by Large Cap Growth Equity Portion Portfolio Manager. Pursuant to the Large Cap Growth Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board, the Large Cap Growth Equity Portion Portfolio Manager is responsible for the day-to-day investment management of the Large Cap Growth Equity Portion of the Portfolio. The Investment Adviser monitors and evaluates the Large Cap Growth Equity Portion Portfolio Manager’s performance and oversees the Large Cap Growth Equity Portion Portfolio Manager’s compliance with the Portfolio’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Large Cap Growth Equity Portion Portfolio Manager a fee equal to 0.50% of the average daily net assets of the Large Cap Growth Equity Portion of the Portfolio managed by the Large Cap Growth Equity Portion Portfolio Manager.

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

Mid Cap Core Portfolio I

Investment Objective

The investment objective of Mid Cap Core Portfolio I (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Unitholder Transaction Fees and Expenses (fees paid directly from your investment in the Portfolio)	Class A	Class L
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class L
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	1.73%	1.73%
Administration Fees	0.15%	0.15%
Remainder of Other Expenses	1.58%	1.58%
Total Annual Portfolio Operating Expenses	2.74%	2.74%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$763	$1,308	$1,877	$3,417
Class L	$277	$850	$1,450	$3,070

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 10.39% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of

1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Portfolio. You should also consult your tax advisor about your tax situation.

The Fund will be managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). The Fund uses a variation of what has been termed a “multi-manager” approach in that the Fund will engage one or more sub-advisers to manage a portion of each Portfolio (the “Equity Portion”) through a sub-advisory agreement. Further, the Fund relies on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of medium-capitalization U.S. companies (which are companies with a typical capitalization range of between $5 billion and $12 billion at the time of investment) (the “Mid Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Mid Cap Core Puerto Rico Securities Portion” specifically or for this section and the “Puerto Rico Securities Portion” generally). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Mid Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Mid Cap Core Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Mid Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Mid Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations of Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets; and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Mid Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with London Company of Virginia d/b/a/ The London Company (“The London Company”, the “Mid Cap Core Equity Portion Portfolio Manager” specifically or the “Equity Portion Portfolio Manager” generally) for the Mid Cap Core Equity Portion.

The London Company seeks to purchase financially stable companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to their respective market prices. Guiding principles of The London Company’s philosophy include (1) a focus on cash return on tangible capital, not earnings per share, (2) balance sheet optimization, (3) optimal diversification which is essential to good investment results, and (4) low turnover and tax sensitivity to enhance real returns.

The Mid Cap Core Equity Portion will typically hold securities of approximately 25 to 35 companies. The Mid Cap Core Equity Portion may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. The London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes

Description of Mid Cap Core Equity Portion Portfolio Manager’s Investment Process – The Mid Cap Core Equity Portion Portfolio Manager takes a long term total return mindset to building portfolios. Long-term growth of capital is first achieved by minimizing losses in down markets, and secondarily by ensuring that portfolios can generally participate in market appreciation. In other words, the Mid Cap Core Equity Portion Portfolio Manager focuses primarily on downside protection, with capital appreciation as a secondary objective. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: balance sheet optimization analysis, private market value analysis, corporate governance/management incentives audit, and insider ownership/trading activity. This results in a portfolio of 25 – 35 stocks which the manager believes are trading at significant discount to fair market value. Positions are generally started with a weight of 3-5%, and individual positions may not exceed 10% of the portfolio. The Mid Cap Core Equity Portion Portfolio Manager generally will not add to declining positions and allow stocks to potentially appreciate in value.

To the extent the Mid Cap Core Equity Portion of the Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the Mid Cap Core Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

The Portfolio’s investment objective may not be changed unless such change is authorized by the holders of a majority of the Portfolio’s outstanding units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding units if the change is not recommended by the Board. The Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Equity Portion – In choosing the Equity Portion Portfolio Manager, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of the Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply its investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a Portfolio or remove or replace the Equity Portion Portfolio Manager for a given Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace the Equity Portion Portfolio Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If the Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in the Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for units in another Portfolio or redeem your units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of the Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

Mid Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Investment Adviser on a daily basis invests 20% of the Portfolio in Puerto Rico securities. This portion is invested in taxable fixed-income securities (cash equivalents issued by Puerto Rico entities). In determining which securities in which to invest, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, liquidity and yield.

Credit Quality. This analysis starts with the rating of the securities. The Investment Adviser emphasizes the credit quality of the securities or credit quality collateralizing any repurchase agreement or time deposits accounts. Only securities or investment grade rated institutions are analyzed. The structure and collateral of the security is also an important consideration.

Liquidity. The liquidity of the assets is a key consideration. To enhance the liquidity of the Portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Portfolio. Given the credit and liquidity bias, yield is a secondary consideration, and the Portfolio may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

By investing in stock index futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolio that approximates the result that might be achieved by investing all of the assets of the Puerto Rico portion in the securities comprising the Portfolio’s benchmark.

No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Mid Cap Core Puerto Rico Securities Portion of the Portfolio directly.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Portfolio invests in investment securities, the Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Mid Cap Core Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of your investment in the Fund also may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Mid Cap Core Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Mid Cap Core Puerto Rico Securities Portion mostly in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Mid Cap Core Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. The Portfolio may invest a portion of its Mid Cap Core Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its Mid Cap Core Puerto Rico Securities Portion, which derive their value from another security, or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities index may subject the Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolio in bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Mid Cap Core Puerto Rico Securities Portion of the Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Mid Cap Core Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Mid Cap Core Equity Portion Portfolio Manager Oversight Risks. Because the Mid Cap Core Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Mid Cap Core Equity Portion Portfolio Manager and/or sub-advisers.

Mid Cap Company Risk. The Portfolio may invest to a significant degree in common stocks of mid cap companies. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources.

Performance Information

The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table below compares the Portfolio’s performance to that of the Russell Midcap Index. To the extent that dividends and distributions have been paid by the Portfolio, the performance information for the Portfolio in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

The Portfolio’s financial performance included in this Prospectus includes the Portfolio’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

[    ]

[During the ten-year period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended June 30, 2020) and the lowest return for a quarter was -23.91% (quarter ended March 31, 2020).]

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years

Mid Cap Core Portfolio I – Class A

Return Before Taxes	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions and Sales of Units	[ ]%	[ ]%	[ ]%

Mid Cap Core Portfolio I – Class L

Return Before Taxes

Russell Midcap Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Units through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Units only, and the after-tax returns for Class L will vary.

Investment Adviser and Sub-Adviser

The Portfolio’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Manager

Name	Managed the Fund Since	Title
Heydi Cuadrado	2025	Director of UBS Trust Company of Puerto Rico
Gladys M. Lasaga	2025	Director of UBS Trust Company of Puerto Rico

The Investment Adviser has also engaged the below sub-adviser (as previously defined, the “Mid Cap Core Equity Portion Portfolio Manager”) as sub-adviser to manage the Equity Portion of the Portfolio.

The London Company

Portfolio Manager

Name	Managed the Fund Since	Title
Stephen M. Goddard, CFA	2021	Managing Principal, Founder, CIO, and Co-Lead Portfolio Manager
J. Brian Campbell, CFA	2021	Principal, Co-Lead Portfolio Manager

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of 1.00% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2025, the Portfolio paid, in the aggregate, the Investment Adviser a fee equal to 0.40% of the Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the Mid Cap Core Equity Portion Portfolio Manager out of its advisory fees.

The Investment Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of each Portfolio, and the Investment Adviser has entered into a sub-advisory agreement (the “Mid Cap Core Subadvisory Agreement”) with the Mid Cap Core Equity Portion Portfolio Manager with respect to the Mid Cap Core Equity Portion of the Portfolio. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by Mid Cap Core Equity Portion Portfolio Manager. Pursuant to the Mid Cap Core Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board, the Mid Cap Core Equity Portion Portfolio Manager is responsible for the day-to-day investment management of the Mid Cap Core Equity Portion of the Portfolio. The Investment Adviser monitors and evaluates the Mid Cap Core Equity Portion Portfolio Manager’s performance and oversees the Mid Cap Core Equity

Portion Portfolio Manager’s compliance with the Portfolio’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Mid Cap Core Equity Portion Portfolio Manager a fee equal to 0.60% of the average daily net assets of the Mid Cap Core Equity Portion of the Portfolio managed by the Mid Cap Core Equity Portion Portfolio Manager.

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

Small Cap Core Portfolio I

Investment Objective

The investment objective of Small Cap Core Portfolio I (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to seek long-term growth of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Unitholder Transaction Fees and Expenses (fees paid directly from your investment in the Portfolio)	Class A	Class L
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Contingent Deferred Sales Charge (Load) (as a percentage of offering price)	None	None
Redemption Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class L
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	None	None
Other Expenses(1)	2.14%	2.14%
Administration Fees	0.15%	0.15%
Remainder of Other Expenses	1.99%	1.99%
Total Annual Portfolio Operating Expenses	3.14%	3.14%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$801	$1,420	$2,062	$3,776
Class L (Estimate)	$317	$969	$1,645	$3,448

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 6.33% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of

1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Units. You should also consult your tax advisor about your tax situation.

The Fund will be managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Investment Adviser”). The Fund uses a variation of what has been termed a “multi-manager” approach in that the Fund will engage one or more sub-advisers to manage a portion of each Portfolio (the “Equity Portion”) through a sub-advisory agreement. Further, the Fund relies on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-capitalization U.S. companies (which are primarily companies with market capitalizations not greater than that of the largest company in the Russell 2000® Value Index ($[ ] billion as of December 31, 2025) at the time of investment) (the “Small Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Small Cap Core Puerto Rico Securities Portion” specifically or for this section and the “Puerto Rico Securities Portion” generally). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Small Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Small Cap Core Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Small Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Small Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations of Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets; and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Small Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC (the “Small Cap Core Equity Portion Portfolio Manager” specifically or the “Equity Portion Portfolio Manager” generally) for the Small Cap Core Equity Portion.

Description of Small Cap Core Equity Portion Portfolio Manager’s Investment Process – The Small Cap Core Equity Portion Portfolio Manager strategy employs a fundamental, bottom-up investment discipline that is best categorized as relative value.

Companies entering the Portfolio generally need to satisfy the Small Cap Core Equity Portion Portfolio Manager’s criteria on four levels: quality, valuation, value creation/catalyst, and risk-reward criteria:

Quality – Cambiar’s analysts seek well-managed companies within their industries. Eligible businesses for the portfolio are evaluated based on the following characteristics:

•

Management – Management teams should have a track record of success that has benefitted not just public shareholders such as the Portfolio, but a wide range of stakeholders, e.g., employees, customers, suppliers.

•	Consistent margins – Companies with consistent above average margins suggest a relatively high value-add product or service and defensible market position.

•	Return on invested capital (ROIC) – Demonstrates a pattern of value creation and capital discipline.

•	Low leverage – Companies with strong balance sheets do not need to depend on the vagaries of the debt and/or equity markets to sustain their businesses.

•

Free cash flow (FCF) – The Small Cap Core Equity Portion Portfolio Manager views FCF to be a better measure of economic value creation versus alternative metrics such as EBITDA or EPS. Free cash flow is less subject to manipulation.

Valuation - Cambiar evaluates broadly accepted and recognized financial measures in gauging valuation. An underlying premise of the Cambiar philosophy is that certain industries tend to follow certain valuation ranges; the market does not randomly value stocks. Our preference is to invest in companies that are trading at a reasonable valuation relative to their historical trading range. The Cambiar team will use a variety of metrics in gauging valuation; examples include Price/Earnings, Price/Book Value, and Free Cashflow Yield.

Value Creation/Catalyst - Cambiar’s research process also seeks to identify some form of fundamental positive development(s) that we believe the market is overlooking/underappreciating. Such catalysts may come in varying forms – examples include new product introductions, managerial changes, divestiture of an underperforming division, or simply better financial performance. Valuation, in and of itself, is not a catalyst – there should be some identifiable event that will cause investors to positively reassess the business.

Risk-Reward Criteria - The final criteria is the investment team’s assessment of the issuer’s upside potential: companies entering the portfolio should possess an attractive total return potential that includes both price appreciation and dividends (if applicable) over a forward 1- to 2-year timeframe. While Cambiar may not achieve this return target over the desired timeframe – or at all – the return requirement is intended to channel research efforts toward those situations that offer the most compelling risk/return tradeoffs.

Cambiar constructs the Portfolio on a security-by-security basis, with the goal of building a portfolio of ~50 holdings that strikes a balance between its conviction in an investment and portfolio diversification. Cambiar seeks to manage risk through its research process as well as limits on individual position sizes (max 3.25%) and 25% maximum allocation (at cost) to an economic sector.

To the extent the Small Cap Core Equity Portion of the Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the Small Cap Core Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

The Portfolio’s investment objective may not be changed unless such change is authorized by the holders of a majority of the Portfolio’s outstanding units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding units if the change is not recommended by the Board. The Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Equity Portion – In choosing the Equity Portion Portfolio Manager, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of the Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply its investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a Portfolio or remove or replace the Equity Portion Portfolio Manager for a given Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace the Equity Portion Portfolio

Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If the Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in the Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for units in another Portfolio or redeem your units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of the Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

Small Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Investment Adviser on a daily basis invests 20% of the Portfolio in Puerto Rico securities. This portion is invested in taxable fixed-income securities (cash equivalents issued by Puerto Rico entities). In determining which securities in which to invest, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, liquidity and yield.

Credit Quality. This analysis starts with the rating of the securities. The Investment Adviser emphasizes the credit quality of the securities or credit quality collateralizing any repurchase agreement or time deposits accounts. Only securities or investment grade rated institutions are analyzed. The structure and collateral of the security is also an important consideration.

Liquidity. The liquidity of the assets is a key consideration. To enhance the liquidity of the Portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by the Portfolio. Given the credit and liquidity bias, yield is a secondary consideration, and the Portfolio may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

By investing in stock index futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolio that approximates the result that might be achieved by investing all of the assets of the Puerto Rico portion in the securities comprising the Portfolio’s benchmark.

No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Small Cap Core Puerto Rico Securities Portion of the Portfolio directly.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because the Portfolio invests in investment securities, the Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in the Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. There is no assurance that the investment approaches used by the Investment Adviser or the Small Cap Core Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of your investment in the Fund also may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Small Cap Core Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Small Cap Core Puerto Rico Securities Portion mostly in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Small Cap Core Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. The Portfolio may invest a portion of its Small Cap Core Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its Small Cap Core Puerto Rico Securities Portion, which derive their value from another security, or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities index may subject the Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolio bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Small Cap Core Puerto Rico Securities Portion of the Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Small Cap Core Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Small Cap Core Equity Portion Portfolio Manager Oversight Risks. Because the Small Cap Core Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the

Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Small Cap Core Equity Portion Portfolio Manager and/or sub-advisers.

Small Cap Company Risk. The Portfolio may invest to a significant degree in common stocks of small cap companies. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources.

Performance Information

The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The table below compares the Portfolio’s performance to that of the Russell 2000 Index. To the extent that dividends and distributions have been paid by the Portfolio, the performance information for the Portfolio in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. The table includes all applicable fees. If the Investment Adviser had not waived or reimbursed certain Portfolio expenses during these periods, the Portfolio’s returns would have been lower.

The Portfolio’s financial performance included in this Prospectus includes the Portfolio’s performance from a period when the Fund was not subject to the restrictions of a United States registered investment company that is subject to the requirements of the 1940 Act.

[    ]

[During the ten-year period shown in the bar chart, the highest return for a quarter was 25.94% (quarter ended December 31, 2020) and the lowest return for a quarter was -26.88% (quarter ended March 31, 2020).]

For the periods ended 12/31/25 Average Annual Total Returns	1 Year	5 Years	10 Years

Small Cap Core Portfolio I – Class A

Return Before Taxes	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%

Return After Taxes on Distributions and Sales of Units	[ ]%	[ ]%	[ ]%

Small Cap Core Portfolio I – Class L

Return Before Taxes

Russell 2000 Index	[ ]%	[ ]%	[ ]%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Units through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Units only, and the after-tax returns for Class L will vary.

Investment Adviser and Sub-Adviser

The Portfolio’s investment adviser is UBS Asset Managers of Puerto Rico (as previously defined, the “Investment Adviser”), a division of UBS Trust Company of Puerto Rico. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

UBS Asset Managers of Puerto Rico

Portfolio Manager

Name	Managed the Fund Since	Title
Heydi Cuadrado	2025	Director of UBS Trust Company of Puerto Rico
Gladys M. Lasaga	2025	Director of UBS Trust Company of Puerto Rico

The Investment Adviser has also engaged the below sub-adviser (as previously defined, the “Small Cap Core Equity Portion Portfolio Manager”) as sub-adviser to manage the Equity Portion of the Portfolio.

Cambiar Investors, LLC

Portfolio Manager

Name	Managed the Fund Since	Title
Ania Aldrich	[ ]	Portfolio Manager
Andrew Baumbusch	2021	Portfolio Manager
[Joseph Chin/Colin Dunn, CFA]	2021	Portfolio Manager]

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of 1.00% of the Portfolio’s average weekly net assets. For the fiscal year ended March 31, 2025, the Portfolio paid, in the aggregate, the Investment Adviser a fee equal to 0.40% of the Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the Small Cap Core Equity Portion Portfolio Manager out of its advisory fees.

The Investment Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of each Portfolio, and the Investment Adviser has entered into a sub-advisory agreement (the “Small Cap Core Subadvisory Agreement”) with the Small Cap Core Equity Portion Portfolio Manager with respect to the Small Cap Core Equity Portion of the Portfolio. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by Small Cap Core Equity Portion Portfolio Manager. Pursuant to the Small Cap Core Subadvisory Agreement, and under the supervision of the Investment Adviser and the Board, the Small Cap Core Equity Portion Portfolio Manager is responsible for the day-to-day investment management of the Small Cap Core Equity Portion of the Portfolio. The Investment Adviser monitors and evaluates the Small Cap Core Equity Portion Portfolio Manager’s performance and oversees the Small Cap Core Equity Portion Portfolio Manager’s compliance with the Portfolio’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Small Cap Core Equity Portion Portfolio Manager a fee equal to 0.50% of the average daily net assets of the Small Cap Core Equity Portion of the Portfolio managed by the Small Cap Core Equity Portion Portfolio Manager.

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

High Grade Portfolio

Investment Objective

The investment objective of High Grade Portfolio (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to provide current income, consistent with the preservation of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P
Management Fees	[ ]%
Other Expenses(1)	[ ]%
Administration Fees	[ ]%
Remainder of Other Expenses	[ ]%
Total Annual Portfolio Operating Expenses	[ ]%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P (Estimate)	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Units. You should also consult your tax advisor about your tax situation.

The Fund will be managed by [    ], a division of [    ] (the “Investment Adviser”). The Fund may use a variation of what has been termed a “multi-manager” approach in that the Fund may engage one or more sub-advisers to manage a portion of each Portfolio through a sub-advisory agreement. Further, the Fund may rely on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax-exempt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio has also adopted a policy to invest, under normal circumstances, at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in “high grade” securities, which are securities that, at the time of purchase, were (i) rated “A” by Moody’s (ii) comparably rated by a nationally recognized statistical rating organization (a “Credit Rating Agency”), or (iii) unrated and were determined by the Investment Adviser to be of comparable credit quality.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolios’ investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because a Portfolio invests in investment securities, a Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in a Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Risks Associated with the Portfolio’s Investment Securities. Following is a summary of the risks attributable to the Portfolio’s investment in its underlying securities:

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Portfolio’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade, or rated in the lowest investment grade category (although such investments are not principal strategies of the Portfolio).

Fixed Income Securities Generally. The yield on fixed income securities like the type that the Portfolio may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Portfolio if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Portfolio may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Portfolio may receive principal repayments on these securities earlier or later than anticipated by the Portfolio. In the event of prepayments that are received earlier than anticipated, the Portfolio may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Derivatives risk: A small investment in derivatives, such as futures contracts, could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Portfolio’s use of derivatives may result in losses to the Portfolio. Derivatives in which the Portfolio may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the underlying assets or the Portfolio’s other investments in the manner intended.

Puerto Rico Concentration Risk. To the extent the Portfolio invests in Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Regulatory Risk: Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Portfolio and may be required by applicable regulations to collect initial margin from the Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Under Rule 18f 4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value at risk.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Swap and other Transactions with Counterparties. The Portfolio may engage in swap and other financial transactions directly with other counterparties. This subjects the Portfolio to the credit risk that a counterparty will default on an obligation to the Portfolio. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Performance Information

Because the Portfolio has not commenced operations as of the date of this prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Portfolio. The Portfolio’s benchmark is [    ].

Investment Adviser

The Portfolio’s investment adviser is [    ] (as previously defined, the “Investment Adviser”), a division of [    ]. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

[    ]

Portfolio Manager

Name	Managed the Portfolio Since	Title
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of [ ]% of the Portfolio’s average daily gross assets (including assets purchased with the proceeds of leverage).

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

Income Portfolio I

Investment Objective

The investment objective of Income Portfolio I (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to provide current income, consistent with the preservation of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P
Management Fees	[ ]%
Other Expenses(1)	[ ]%
Administration Fees	[ ]%
Remainder of Other Expenses	[ ]%
Total Annual Portfolio Operating Expenses	[ ]%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P (Estimate)	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Units. You should also consult your tax advisor about your tax situation.

The Fund will be managed by [    ], a division of [    ] (the “Investment Adviser”). The Fund may use a variation of what has been termed a “multi-manager” approach in that the Fund may engage one or more sub-advisers to manage a portion of each Portfolio through a sub-advisory agreement. Further, the Fund may rely on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax exempt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio invests under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolios’ investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because a Portfolio invests in investment securities, a Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in a Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Risks Associated with the Portfolio’s Investment Securities. Following is a summary of the risks attributable to the Portfolio’s investment in its underlying securities:

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Portfolio’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade or rated in the lowest investment grade category (although such investments are not principal strategies of the Portfolio).

Fixed Income Securities Generally. The yield on fixed income securities like the type that the Portfolio may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer and the size of the particular offering

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Portfolio if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Portfolio may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Portfolio may receive principal repayments on these securities earlier or later than anticipated by the Portfolio. In the event of prepayments that are received earlier than anticipated, the Portfolio may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Derivatives risk: A small investment in derivatives, such as futures contracts, could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Portfolio’s use of derivatives may result in losses to the Portfolio. Derivatives in which the Portfolio may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the underlying assets or the Portfolio’s other investments in the manner intended.

Puerto Rico Concentration Risk. To the extent the Portfolio invests in Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Regulatory Risk: Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Portfolio and may be required by applicable regulations to collect initial margin from the Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Under Rule 18f 4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value at risk.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Swap and other Transactions with Counterparties. The Portfolio may engage in swap and other financial transactions directly with other counterparties. This subjects the Portfolio to the credit risk that a counterparty will default on an obligation to the Portfolio. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Performance Information

Because the Portfolio has not commenced operations as of the date of this prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Portfolio. The Portfolio’s benchmark is [    ].

Investment Adviser

The Portfolio’s investment adviser is [    ] (as previously defined, the “Investment Adviser”), a division of [    ]. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

[    ]

Portfolio Manager

Name	Managed the Portfolio Since	Title
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of [ ]% of the Portfolio’s average daily gross assets (including assets purchased with the proceeds of leverage).

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

Income Portfolio II

Investment Objective

The investment objective of Income Portfolio II (the “Portfolio”), a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to provide current income, consistent with the preservation of capital.

Fees and Expenses of the Portfolio

The following tables describe the fees and expenses that you may pay if you buy, hold and sell units of the Portfolio (“Units”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class P
Management Fees	[ ]%
Other Expenses(1)	[ ]%
Administration Fees	[ ]%
Remainder of Other Expenses	[ ]%
Total Annual Portfolio Operating Expenses	[ ]%

(1)

“Other Expenses” include fees for certain unitholder services; custodial and transfer agency fees; legal, regulatory and accounting fees; printing costs; and registration fees. “Other Expenses” reflects the allocation of transfer agency fees based on actual transfer agency fees borne by the Portfolio, as opposed to a pro rata allocation based on the Portfolio’s assets compared to total Fund assets.

Expense Example

The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Units at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s total annual operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class P (Estimate)	$[ ]	$[ ]	$[ ]	$[ ]

Portfolio Turnover:

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio Units are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example, affect the Portfolio’s performance. There has been no portfolio turnover because the Fund has not commenced operations as of the date of this prospectus.

Principal Investment Strategies of the Portfolio

The Portfolio is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Portfolio. The tax treatment of the Portfolio differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Units. You should also consult your tax advisor about your tax situation.

The Fund will be managed by [    ], a division of [    ] (the “Investment Adviser”). The Fund may use a variation of what has been termed a “multi-manager” approach in that the Fund may engage one or more sub-advisers to manage a portion of each Portfolio through a sub-advisory agreement. Further, the Fund may rely on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax exempt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio invests under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

Principal Risks

The following is a summary discussion of the principal risks of investing in the Portfolio. Risk is inherent in all investing. There can be no guarantee that the Portfolio will meet its investment objective or that the performance of the Portfolio will be positive for any period of time. You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolios’ investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because a Portfolio invests in investment securities, a Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in a Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Risks Associated with the Portfolio’s Investment Securities. Following is a summary of the risks attributable to the Portfolio’s investment in its underlying securities:

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Portfolio’s investments are subject to credit risk. The risk is greater in the case of securities that are rated below investment grade, or rated in the lowest investment grade category (although such investments are not principal strategies of the Portfolio).

Fixed Income Securities Generally. The yield on fixed income securities like the type that the Portfolio may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Portfolio if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Portfolio may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Portfolio may receive principal repayments on these securities earlier or later than anticipated by the Portfolio. In the event of prepayments that are received earlier than anticipated, the Portfolio may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities.

Equity Risk. Common stocks and other similar equity securities generally are more risky investments in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Derivatives risk: A small investment in derivatives, such as futures contracts, could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Portfolio’s use of derivatives may result in losses to the Portfolio. Derivatives in which the Portfolio may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the underlying assets or the Portfolio’s other investments in the manner intended.

Puerto Rico Concentration Risk. To the extent the Portfolio invests in Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies) or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Investors (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Regulatory Risk: Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Portfolio and may be required by applicable regulations to collect initial margin from the Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Under Rule 18f 4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value at risk.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that you have the exclusive right to the assets, income, and profits from the Portfolio(s) in which you invest, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio will have limited recourse only to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Swap and other Transactions with Counterparties. The Portfolio may engage in swap and other financial transactions directly with other counterparties. This subjects the Portfolio to the credit risk that a counterparty will default on an obligation to the Portfolio. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Performance Information

Because the Portfolio has not commenced operations as of the date of this prospectus, it does not have performance information an investor would find useful in evaluating the risks of investing in the Portfolio. The Portfolio’s benchmark is [    ].

Investment Adviser

The Portfolio’s investment adviser is [    ] (as previously defined, the “Investment Adviser”), a division of [    ] The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

[    ]

Portfolio Manager

Name	Managed the Portfolio Since	Title
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Pursuant to the Investment Advisory Agreement between the Fund and the Investment Adviser, the Fund, on behalf of each Portfolio pays the Investment Adviser an annual fee of [ ]% of the Portfolio’s average daily gross assets (including assets purchased with the proceeds of leverage).

In addition, the Fund may incur additional indirect expenses, which are not expected to be significant, because the Fund’s available cash balances are automatically invested in money market mutual funds. Such money market funds either have no sales load, distribution fees or service fees or the Investment Adviser will waive a sufficient amount of its advisory fee to offset the cost of such fees. However, such money market funds will incur other fees and expenses, which will therefore be partially indirectly borne by the Fund, and as a result by its unitholders, in addition to the fees charged to unitholders by the Fund.

All Portfolios

Purchase and Sale of Fund Units

To purchase or sell Units you should contact your financial intermediary, or if you hold Units through the Fund, you should contact the Fund by phone at (787) 250-3600 or through the Fund’s website at www.ubs.com/prfunds. You may purchase or redeem Units each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York and banks in San Juan Puerto Rico are open for business.

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Units	Class L Units	Class P Units
Minimum Initial Investment Amount	$5,000	$1,000,000	$[ ]
Minimum Subsequent Investment Amount	$100	$100	$[ ]
Minimum Balance Requirement in a given Portfolio	$500	$500	$[ ]

Tax Information

In general, to the extent the Fund has current or accumulated earnings, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed when withdrawn from the tax-advantaged account.

Under Section 933 of the U.S. Code, individuals who for the entire taxable year are bona fide residents of Puerto Rico for purposes of Sections 933 of the U.S. Code (“Puerto Rico Individuals”) will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. Dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Units, only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. See the section entitled “Dividends and Taxes—United States Taxation—Taxation of Puerto Rico Individuals and Puerto Rico Entities.”

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

See “Dividends and Taxes” in the main body of this prospectus for a summary of the material Puerto Rico and U.S. tax considerations that may be relevant to prospective investors in the Units.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Units through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Units and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objective

The investment objective of Large Cap Value Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Mid Cap Core Portfolio I, Small Cap Core Portfolio I and International Portfolio I (the “Existing Portfolios”), each a series of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”), is to seek long-term growth of capital.

The investment objective of High Grade Portfolio, Income Portfolio I and Income Portfolio II (together with the existing Portfolios, the “Portfolios” and each individually, a “Portfolio”), each a series of the Fund, is to provide current income, consistent with the preservation of capital.

Principal Investment Strategies of the Fund

The Fund uses a variation of what has been termed a “multi-manager” approach. The Fund will, in the case of the Existing Portfolios, and may, in the case of the Portfolios, engage one or more sub-advisers for each Portfolio’s Equity Portion through sub-advisory agreements. Further, the Fund relies on an exemptive order issued by the Securities and Exchange Commission (the “SEC”) to be able to retain, remove or replace sub-advisers without a unitholder vote. Instead, UBS Asset Managers of Puerto Rico (the “Investment Adviser”) will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the Equity Portion Portfolio Managers (as defined below) and recommend their hiring, termination, and replacement.

Large Cap Value Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization U.S. companies (which are companies with a typical capitalization range greater than $12 billion at the time of investment) (the “Large Cap Value Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Large Cap Value Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Value Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Value Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Large Cap Value Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Value Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Value Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with The London Company (the “Large Cap Value Equity Portion Portfolio Manager”) for the Large Cap Value Equity Portion.

Large Cap Core Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization U.S. companies (which are companies with a typical capitalization range greater than $12 billion at the time of investment) (the “Large Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Large Cap Core Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Core Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Large Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Atalanta Sosnoff Capital, LLC (the “Large Cap Core Equity Portion Portfolio Manager”) for the Large Cap Core Equity Portion.

Large Cap Growth Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization companies (which are companies with a typical capitalization range greater than $4 billion at the time of investment [that is still fundamentally growing its capitalization to reach $12 billion or more]) (the “Large Cap Growth Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Large Cap Growth Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Growth Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Growth Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

For the avoidance of doubt, the definition of “large capitalization companies” utilized by the Large Cap Growth Portfolio differs from the definition of “large capitalization companies” utilized by the Large Cap Value Portfolio and the Large Cap Core Portfolio. Further, the capitalization range for “large capitalization companies” (i.e., companies with a typical capitalization range greater than $4 billion at the time of investment) utilized by the Large Cap Growth

Portfolio overlaps with the definition of “mid capitalization companies” (i.e., companies with a typical capitalization range of between $5 billion and $12 billion at the time of investment) utilized by the Mid Cap Core Portfolio, and the definition of “small capitalization companies” (i.e., companies with a typical capitalization range below $5 billion) utilized by the Small Cap Core Portfolio.

Large Cap Growth Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Growth Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Growth Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (the “Large Cap Growth Equity Portion Portfolio Manager”) for the Large Cap Growth Equity Portion.

Mid Cap Core Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of medium-capitalization U.S. companies (which are companies with a typical capitalization range of between $5 billion and $12 billion at the time of investment) (the “Mid Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Mid Cap Core Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Mid Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Mid Cap Core Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Mid Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Mid Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Mid Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with The London Company (the “Mid Cap Core Equity Portion Portfolio Manager”) for the Mid Cap Core Equity Portion.

Small Cap Core Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-capitalization U.S. companies (which are primarily companies with market capitalizations not greater than that of the largest company in the Russell 2000® Value Index ($[ ] billion as of December 31, 2025) at the time of investment) (the “Small Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Small Cap Core Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Small Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Small Cap Core Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Small Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Small Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Small Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC (the “Small Cap Core Equity Portion Portfolio Manager”) for the Small Cap Core Equity Portion.

International Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in American Depositary Receipts (“ADRs”) representing interests in securities of foreign issuers and U.S. dollar denominated ordinary shares (“F Shares,” so called due to their ticker symbols which end in “F”). F-shares are ordinary shares that are a foreign company’s common stock and trade in their home (local) market but are customarily listed on the U.S. OTC market. The U.S. dollar quoted F-shares provide access to some of the foreign companies that do not currently have ADRs available to individual investors (the “International Equity Portion”). Under normal conditions, the Portfolio intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “International Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The Fund’s sub-adviser(s) may directly invest a portion of the International Equity Portion in stock index futures contracts which reflect the investment strategy of the International Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

International Puerto Rico Securities Portion – Under normal market conditions, the International Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

International Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC (the “International Equity Portion Portfolio Manager”) for the International Equity Portion.

High Grade Portfolio

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax-exempt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio has also adopted a policy to invest, under normal circumstances, at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in “high grade” securities, which are securities that, at the time of purchase, were (i) rated “A” by Moody’s (ii) comparably rated by a nationally recognized statistical rating organization (a “Credit Rating Agency”), or (iii) unrated and were determined by the Investment Adviser to be of comparable credit quality.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

Income Portfolio I

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax-exempt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio invests under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

Income Portfolio II

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax-exempt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio invests under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

All Portfolios

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of the Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Code. You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Fund. You should also consult your tax advisor about your tax situation.

To the extent the Equity Portion of an Existing Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

Each Portfolio’s investment objective may not be changed, unless such change is authorized by the holders of a majority of the Portfolio’s outstanding Units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding Units if the change is not recommended by the Board. Each Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Multi-Manager Approach – The Fund uses a variation of what has been termed a “multi-manager” approach. The Fund will, in the case of the Existing Portfolios, and may, in the case of the Portfolios, engage one or more sub-advisers for each Portfolio’s Equity Portion through sub-advisory agreements.

In choosing the sub-advisers for the various Portfolios, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of each Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply each Equity Portion Portfolio Manager’s investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a given Portfolio or remove or replace an Equity Portion Portfolio Manager for a given Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace an Equity Portion Portfolio Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If an Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in your current Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for Units in another Portfolio or redeem your Units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of an Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

Puerto Rico Securities Portion – Each Portfolio intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in taxable fixed income securities (with respect to the Existing Portfolios) and in equity and/or taxable fixed income securities (with respect to the Portfolios), including cash equivalents, issued by Puerto Rico entities. If a Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Under normal market conditions, the Puerto Rico Securities Portion will be invested mostly in cash equivalents including repurchase agreements. By investing part of the Equity Portion in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for each Portfolio that approximates the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and (ii) investing all of the assets of the Equity Portion in the assets selected by the Equity Portion Portfolio Manager. No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of each Portfolio directly.

Investment Process of Existing Portfolios

Under normal market conditions, the Investment Adviser on a daily basis invests 20% of the Portfolio in the Puerto Rico portion of the Portfolio. This portion is invested in taxable fixed-income securities (cash equivalents issued by Puerto Rico entities). In determining which securities to invest in, the Investment Adviser utilizes a fundamental analysis focusing on credit quality, liquidity and yield.

Credit Quality. This analysis starts with the rating of the securities. The Investment Adviser emphasizes the credit quality of the securities or credit quality collateralizing any repurchase agreement or time deposits accounts. Only securities or investment grade rated institutions are analyzed. The structure and collateral of the security is also an important consideration.

Liquidity. The liquidity of the assets is a key consideration. To enhance the liquidity of portfolio, the Investment Adviser staggers maturities so as to have sufficient daily liquidity.

Yield. The Investment Adviser seeks to maximize the yield of the securities held by a Portfolio. Given the credit and liquidity bias, yield is a secondary consideration, and the Portfolio may invest a higher percentage of its assets in lower yielding, but higher quality and more liquid securities.

By investing in stock index futures contracts, the Investment Adviser attempts to achieve a risk and return profile for a Portfolio that approximates the result that might be achieved by investing all of the assets of the Puerto Rico portion in the securities comprising the portfolio benchmark.

No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of the Portfolios directly.

Investment Process of High Grade Portfolio, Income Portfolio I and Income Portfolio II

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Types of Investments

Equity Securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into the foregoing instruments, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but actually is a form of equity that is senior to a company’s common stock. Convertible securities may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. ADRs typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Preferred Stock. The Existing Portfolios may invest in preferred stock only with respect to its Puerto Rico Securities Portion, while High Grade Portfolio, Income Portfolio I and Income Portfolio II may invest generally. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Dividends may be set at a fixed or variable rate, or through auction or remarketing, and in some circumstances it can be changed or omitted by the issuer.

The Portfolios may invest in preferred stock and subordinated debt of Puerto Rico issuers that may be unrated or rated below investment grade, provided that either (i) the issuer of such preferred stock or subordinated debt has senior unsecured debt rated investment grade by a nationally recognized statistical rating organization or (ii) if such issuer does not have senior unsecured debt rated investment grade, the Fund’s Investment Adviser determines that such issuer’s senior unsecured debt is of comparable credit quality. The Portfolios also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Puerto Rico Securities Portion (with respect to the Existing Portfolios) or 5% generally of a Portfolio’s total assets.

Futures. The Portfolios may enter into stock index futures contracts that are traded on public exchanges. Under normal market conditions, the Puerto Rico Securities Portion of the Existing Portfolios will be invested mostly in cash equivalents. By investing part of the Equity Portion of any Existing Portfolio in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for the Existing Portfolios that approximates the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and (ii) investing all of the assets of the Equity Portion of an Existing Portfolio in the assets selected by the Equity Portion Portfolio Manager. No assurance can be given that such strategy will be successful or such results attained.

With respect to the Existing Portfolios, this strategy will offer the investor an investment alternative that offers greater exposure to the equity markets while investing 20% of the Portfolio’s assets in Puerto Rico securities. High Grade Portfolio, Income Portfolio I and Income Portfolio II will invest in derivatives, including futures, to a limited extent.

The aggregate margin required to enter into futures contracts will at no time exceed 5% of the value of a Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. By its terms, a futures contract provides for a specified settlement month in which, in the case of futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term. However, the vast majority of futures contracts are liquidated in advance by entering into an offsetting transaction.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the futures contract fluctuates, making positions in the futures contract more or less valuable – a process known as “mark-to-market.” Assets committed to futures contracts as margin will be segregated at a Portfolio’s custodian to the extent required by law.

With respect to the existing Portfolios, up to 100% of the Puerto Rico Securities Portion and, under normal market conditions, up to 5% of the Equity Portion may be held from time to time in cash equivalents (e.g., short-term money market securities such as prime-rated commercial paper, certificates of deposit, variable rate demand notes or repurchase agreements). [Up to 100% of High Grade Portfolio, Income Portfolio I and Income Portfolio II may be held from time to time in case equivalents.]

Convertible Securities. Each Existing Portfolio may invest its Equity Portion in convertible securities that are rated as investment grade or, if unrated, are deemed to be of comparable quality by the relevant Equity Portion Portfolio Manager. High Grade Portfolio, Income Portfolio I and Income Portfolio II may invest generally in convertible securities. Investment grade securities rated in the lowest investment grade category are considered to have some speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Equity Portion Portfolio Managers will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which a Portfolio may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Indexed Securities. Although the Portfolios do not presently intend to invest in such securities, the Portfolios are permitted to invest in Standard and Poor’s Depositary Receipts and other similar index securities. Index securities represent interests in a relatively fixed portfolio of common stocks designed to track the price and dividend yield performance of a securities index, such as the Standard & Poor’s 500 Composite Stock Price Index. Such investments will not represent a substantial part of such Portfolio’s investments.

Bankers’ Acceptances. Each Portfolio may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Deposit. Each Portfolio may invest in bank certificates of deposit (“CDs”). The Federal Deposit Insurance Corporation (FDIC) is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $250,000 per insured bank or savings and loan association. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

Commercial Paper. Each Portfolio may invest in commercial paper, which includes short-term, unsecured promissory notes, drafts or similar instruments issued by banks, municipalities, corporations and other entities to finance their short-term credit needs, payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and reverse repurchase agreements secured thereby. These securities include securities issued and guaranteed by the U.S. government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Warrants. Each Portfolio may purchase rights and warrants, which are instruments that permit a Portfolio to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Derivatives. Some of the instruments in which the Puerto Rico Securities Portion of each Existing Portfolio may invest may be characterized as “derivatives.” High Grade Portfolio, Income Portfolio I and Income Portfolio II will invest in “derivatives” to a limited extent. As used here, that term also includes structured securities. Derivatives are financial instruments, such as certain mortgage-backed securities, securities options, financial futures contracts, options on futures contracts and swap agreements, whose value is derived from another security, commodity or an index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Portfolios will use derivatives only for hedging purposes.

Structured securities are derivatives that are obligations, or components thereof, that have been specially structured to reflect investment characteristics ordinarily associated with other securities or to have other special rights desired by investors (such as enhanced liquidity, and yields linked to short-term interest rates). Generally, such securities are designed to allow investors to take advantage of expected interest rate trends or to hedge interest rate or other risks.

Derivatives, including structured securities, because of their increased volatility and potential leveraging effect, may adversely affect Portfolio unitholders. For example, securities linked to an index and inverse floating rate securities may subject a Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. Even where derivatives are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses (and those losses may exceed the percentage of a Portfolio’s assets actually invested in such instruments). Derivatives on securities generally are used to hedge against both price movements in one or more particular securities positions that the Fund owns or intends to acquire or fluctuations in interest rates. Derivatives on bond indices, in contrast, generally are used to hedge against price movements in broad fixed income market sectors in which the Fund has invested or expects to invest. For example, use of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates, which are the subject of the hedge. The Portfolios are not required to use hedging and may choose not to do so. With regard to structured securities, if the structured securities in which a Portfolio invests behave in a way that the Investment Adviser did not anticipate, or if the structure of the security encounters unexpected difficulties, the Portfolio could suffer a loss. A Portfolio might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., derivatives other than purchase options). If such Portfolio were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so or require that the Portfolio sell a portfolio security at a disadvantageous time. The Portfolio’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Portfolio. Certain hedging strategies in which the Portfolios may engage require registration with the Commodity Futures Trading Commission (CFTC). The Fund, on behalf of the Portfolios, will not use these strategies unless it completes or is exempted from such registration.

Under Rule 18f-4 under the 1940 Act, among other things, a Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

To the extent that the Fund includes derivative instruments as part of any policy required by Rule 35d-1 of the 1940 Act, the Fund will count derivatives based on notional value.

Illiquid Securities. Each Existing Portfolio, with respect to the Puerto Rico Securities Portion, and High Grade Portfolio, Income Portfolio I and Income Portfolio II generally, may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, and such Portfolio may continue to hold, without limitation, securities or other assets that become illiquid subsequent to the Portfolio’s investment in them. Illiquid securities face the risk that they may not be readily sold, particularly at times when it is advisable to do so to avoid Portfolio losses. There presently is a limited number of participants in the market for certain Puerto Rico or other assets that may be acquired by the Fund, the disposition of which also may be limited by Puerto Rico and Federal securities laws. As a result of that and other factors, those securities may have periods of illiquidity. The term “illiquid securities” also may include securities subject to contractual restrictions on resale that hinder the marketability of the securities. To the extent such Portfolio owns illiquid securities or other illiquid assets, the Portfolio may not be able to liquidate such investments readily, particularly at a time when it is advisable to do so to avoid losses to the Portfolio and its unitholders.

Repurchase Agreements. The Puerto Rico Securities Portion of each Existing Portfolio may invest in repurchase agreements. High Grade Portfolio, Income Portfolio I and Income Portfolio II may generally invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt, so that the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Investment Practices

The various Portfolios may use a number of professional money management techniques to respond to changing economic and market conditions and to shifts in fiscal and monetary policies. Other general techniques that the various Portfolios may employ are discussed below.

Defensive Positions; Cash Reserves – In order to protect itself from adverse market conditions, a Portfolio may take a temporary defensive position that is different from its normal investment strategy. This means that the Portfolio may temporarily invest a larger-than-normal portion, or even all, of its assets in cash, money market instruments or other temporary investments. It is anticipated that the temporary investments of each Portfolio will be invested in money market funds advised by affiliates of the Investment Adviser. In addition, if the Investment Adviser (with the approval of the Board) selects a new sub-adviser to manage a Portfolio’s investments, the Portfolio may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the Fund’s investment objective. Such investments typically lack the capital appreciation potential of equity securities. While such investments are generally designed to limit losses, they can prevent the Portfolio from achieving its investment objective.

Portfolio Turnover – Each Portfolio may engage in frequent trading to achieve the Portfolio’s investment objective. Normally, frequent trading results in portfolio turnover and increased brokerage costs (high portfolio turnover). The Investment Adviser and the sub-advisers are responsible for the execution of the Portfolio’s portfolio transactions. The execution of transactions under the direction of the Investment Adviser is subject to any such policies as may be established by the Board. Although the Investment Adviser does not have the ability to control the execution of transactions entered into by sub-advisers on behalf of a Portfolio, both the Investment Adviser and the sub-advisers, seek to obtain the best net results for the Portfolios, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution, and operational facilities of the firm involved. While the Investment Adviser and the sub-advisers generally seek the best price in placing orders, the applicable Portfolio may not necessarily be paying the lowest price available. Each of the Investment Adviser and the sub-advisers may allocate among advisory clients, including the Fund and other investment companies for which they act as investment adviser, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for them. There can be no assurance of equality of treatment among the advisory clients according to any particular or predetermined standards or criteria.

Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes, among other variables, in a company’s financial condition and general economic conditions. This is especially true in the case of smaller companies. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

Other Investments

In addition to the principal investment strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Other Investments. Each Portfolio may invest in affiliated or unaffiliated short-term cash management pooled investment vehicles and may lend its securities to qualified buyers. Each Portfolio also may invest in repurchase agreements, derivative instruments, when-issued and delayed delivery securities with respect to its Puerto Rico Securities Portion for Existing Portfolios, and generally for High Grade Portfolio, Income Portfolio I and Income Portfolio II. In addition, the Fund, on behalf of a Portfolio, may borrow money in an amount up to 5% of such Portfolio’s total assets for temporary purposes and to meet redemptions.

Real Estate Investment Trusts (“REITs”). Each Portfolio may invest in securities of REITs. REITs are entities that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through a Portfolio, investors incur not only the expenses of that Portfolio but also, indirectly, expenses of underlying REITs.

The Portfolios may be subject to certain risks associated with the investments in REITs. REITs may be affected by general economic factors that impact occupancy rates and rent levels of real estate, increases in the supply of available space in the markets in which their properties are located, interest rate levels, uninsured losses, access to capital, changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for its special tax treatment under the U.S. Code or its failure to maintain exemption from registration under the 1940 Act.

Other Investment Companies. Each Portfolio may invest, to the extent consistent with applicable law, in other investment companies including exchange traded funds and affiliated or unaffiliated money market funds. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

Unlike traditional mutual funds, the shares of exchange traded funds are bought and sold based on market values throughout each trading day. For this reason, shares may trade at a premium or a discount to their net asset value. If an exchange traded fund held by a Portfolio trades at a discount to net asset value, the Portfolio could lose money even if the securities held by the exchange traded fund appreciate in value.

Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, including those which are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by the Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities, and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to unitholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of the Portfolio.

Asset-Backed Securities. Each Portfolio may invest in asset-backed securities. Similar to mortgage-backed securities, principal and interest payments made by the borrower on the underlying assets (in this case, assets such as credit card receivables) are passed through to the Portfolio. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for extension and/or prepayment, which presents risks like those in mortgage-backed securities. In the case of many asset-backed securities, however, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations than those of mortgage-backed securities and therefore have been more stable.

Investments in Affiliated Short-Term Cash Management Pooled Investment Vehicles. Available cash balances may be automatically invested in taxable money market mutual funds, which are, as permitted by law, affiliated with the Portfolio, the Investment Adviser and for which UBS affiliates may receive compensation for services in addition to the fees charged by the Fund.

Principal Risks

The following is a summary discussion of the principal risks of investing in a Portfolio. Risk is inherent in all investing. There can be no guarantee that a Portfolio will meet its investment objective or that the performance of such Portfolio will be positive for any period of time. You may lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolios’ investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because a Portfolio invests in investment securities, a Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in a Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect a Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. The performance of each Portfolio is highly dependent on the expertise and abilities of the Investment Adviser and its respective sub-adviser, or any sub-adviser hired directly by the Investment Adviser, as applicable. The death, incapacity or retirement of its portfolio management team or a key member thereof could adversely affect a Portfolio’s performance. There is no assurance that the investment approach used by the Investment Adviser or any or all of the sub-advisers or any sub-advisers retained in the future will be successful, and certain Portfolios may be more or less successful than others. The overall success of investing in the Fund may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units offered by the Fund is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. Each Portfolio, subject to applicable law, may invest in securities issued by affiliates of the Investment Adviser and the Fund, or make deposits with those affiliates. In addition, each Portfolio generally may invest in equity securities using UBS Financial Services Inc. or other affiliates of the Investment Adviser as broker, subject to applicable law. A Portfolio’s use of an affiliated sub-adviser (or, for temporary investment, affiliated cash management vehicles, including affiliated money market funds) will cause an increase in the overall compensation and profitability of the Fund to the Investment Adviser and its affiliates.

The Investment Adviser, its affiliates, and certain of its employees may have and make investments with or engage in other transactions with certain of the sub-advisers or with portfolio managers that may be retained by the Fund or the sub-advisers now or in the future. The Investment Adviser and the Fund may have an incentive to select and retain sub-advisers, as well as sub-advisers retained directly by the Investment Adviser, with which they make such investments or have other business relationships as opposed to other available investment managers.

As a result of the transactions and other dealings referred to above, the interests of the Investment Adviser may conflict with those of the Fund or a particular Portfolio or Portfolios.

In addition, while the Investment Adviser, the sub-advisers, and any other such sub-advisers as the Investment Adviser may retain, will seek to allocate potential investments among the Fund and their other advisory clients in an equitable manner, and the procedures used may on occasion adversely affect one or more Portfolios or the Fund as a whole.

Equity Risk. Common stocks and other equity securities generally are the riskiest investments in a company, and their prices fluctuate more than those of other investments. They reflect changes in the issuing company’s financial condition and changes in overall market and economic conditions. It is possible that a Portfolio investing in equity securities may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities Risk. The International Portfolio I invests primarily in ADRs representing interests in securities of foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities that they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the applicable Portfolios will lose money. These risks include difficulties in pricing securities, defaults on foreign government securities, difficulties enforcing favorable legal judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investment in Puerto Rico Securities. Under normal conditions, each Existing Portfolio will invest the Puerto Rico Securities Portion in cash equivalents, while High Grade Portfolio, Income Portfolio I and Income Portfolio II may do so generally. However, to the extent the Portfolios invest in other Puerto Rico securities, they will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. Each Portfolio’s ability to comply with certain legal and regulatory investment requirements is dependent upon the availability of securities of Puerto Rico issuers.

As a result, changes in the market value of a single investment in each Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as a Puerto Rico financial institution), or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect a Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by a Portfolio in such securities is subject to their availability in the open market. [Since July 2013, the Puerto Rico bond market has been experiencing a period of volatility, with Puerto Rico bonds trading at lower prices and higher yields.]

The obligations of certain issuers of Puerto Rico securities (and of fixed-income securities generally) are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In the event of a bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such securities, and in some circumstances, the Portfolio might not be able to collect all principal and interest to which it is entitled. In addition, enforcement of the Portfolio’s rights in the event of a payment default by an issuer might increase the Portfolio’s operating expenses.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Residents (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. Each Existing Portfolio may invest a portion of its Equity Portion in futures contracts in the relevant stock index for that Portfolio, while High Grade Portfolio, Income Portfolio I and Income Portfolio II may do so generally. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolios plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. If there is no liquid market, then the entire Equity Portion will be invested with the Equity Portion Portfolio Manager pursuant to the investment strategy that it employs for a particular Portfolio, and the Puerto Rico Securities Portion will remain invested mostly in cash equivalents. As a result, the risk and return profile of the relevant Portfolio will no longer approximate the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as benchmark for the relevant investment strategy and (ii) investing all of the assets of the Equity Portion in the assets selected by the Equity Portion Portfolio Manager. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Also, the Portfolio will not be able to replicate exactly the performance of the relevant stock index because of the operational fees and expenses that the Portfolio may incur or because of the temporary unavailability of certain of the securities underlying the index.

Because of the low margin deposits required, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transactions costs if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Each Portfolio will enter into futures contracts in the stock index which reflects the investment strategy of the relevant Portfolio. By investing in futures contracts, the Investment Advisor is attempting to achieve a return and risk profile for the Portfolio that approximates the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the relevant stock index and (ii) investing all of the assets of the Equity Portion of each Portfolio in the applicable funds selected by the Equity Portion Portfolio Manager, while still investing 20% of its assets in Puerto Rico assets. However, the Portfolios will not be able to replicate exactly the performance of the relevant stock index because of the operational fees and expenses that each Portfolio may incur or because of the temporary unavailability of certain of the securities underlying the index.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit of several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Futures contracts are purchased in minimum sizes, which are determined by the applicable exchange. As a result, it is possible that the Portfolio will not have sufficient assets to purchase the minimum amount of futures contracts. In addition, the minimum size requirement may result in an exposure to futures contracts which is somewhat greater, or less than, the result that would be achieved if the assets of the Puerto Rico Securities Portion were invested in the securities comprising the relevant stock index.

Derivatives Risk. Each Portfolio’s use of derivatives increases such Portfolio’s exposure to the following risks:

•	Volatility Risk — A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Illiquid Securities Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Portfolio realizes from its investments.

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Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Portfolio and may be required by applicable regulations to collect initial margin from the Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolios in bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of a Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. One or more of the Portfolios may be non-diversified, in that it invests in securities of a smaller number of issuers. In that event, the Portfolio’s risk is increased because developments affecting an individual issuer may have a greater impact on the Portfolio’s performance.

It is also possible that two or more Portfolios in which you invest may on occasion take substantial positions in the same security or group of securities at the same time. A possible lack of diversification caused by these factors could result in rapid changes in the value of your investment.

Fixed Income Securities Generally. The yield on fixed income securities like the type that the Portfolio may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Portfolio if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Portfolio may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Portfolio may receive principal repayments on these securities earlier or later than anticipated by the Portfolio. In the event of prepayments that are received earlier than anticipated, the Portfolio may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Illiquid Securities Risk. Each Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that each Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Puerto Rico Securities Portion of each Existing Portfolio and generally up to the limit noted above with respect to High Grade Portfolio, Income Portfolio I and Income Portfolio II.

Repurchase Agreement Risk. The Puerto Rico Securities Portion of each Existing Portfolio, and High Grade Portfolio, Income Portfolio I and Income Portfolio II generally, may invest in securities as part of a repurchase agreement, where such Portfolio buys a security from a counterparty, which agrees to repurchase the security at a mutually agreed upon time and price in a specified currency. If a counterparty to a repurchase agreement defaults, a Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of default, instead of the contractual fixed rate of return, the rate of return to a Portfolio will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest on the underlying securities. In that event, a Portfolio would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Other Investment Companies. Each Portfolio may invest, to the extent consistent with applicable law, in other investment companies including exchange traded funds and affiliated or unaffiliated money market funds. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

Unlike traditional open-end mutual funds, the shares of exchange traded funds are bought and sold based on market values throughout each trading day. For this reason, shares may trade at a premium or a discount to their net asset value. If an exchange traded fund held by a Portfolio trades at a discount to net asset value, the Portfolio could lose money even if the securities held by the exchange traded fund appreciate in value.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio to the fullest extent possible. The Fund intends that unitholders of a specific Portfolio have the exclusive right to the assets, income, gains and profits derived from that Portfolio. Additionally, the expenses, deductions and costs properly attributable or allocated to each Portfolio, including any administrative and portfolio management fees, will be deducted only from the assets of such Portfolio. The Fund also intends that creditors of any Portfolio only will have recourse to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Sub-Adviser Oversight Risks. Because each sub-adviser engaged directly by the Investment Adviser makes trading decisions on behalf of the applicable Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of a Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the sub-advisers.

Mid and Small Cap Company Risk. The Mid Cap Core I Portfolio and the Small Cap Core I Portfolio may invest to a significant degree in common stocks of mid and small cap companies, respectively. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

ESG Considerations Risk. The Equity Portion Portfolio Manager generally give consideration to environmental, social, and/or governance (“ESG”) criteria when evaluating investment opportunities for the Portfolio, consistent with each Portfolio’s investment objective and Principal Investment Strategies. The Equity Portion Portfolio Manager may give consideration to ESG criteria including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio’s benchmark; and (ii) performing differently than the Portfolio’s benchmark or other funds and strategies in the Portfolio’s peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect a Portfolio’s performance.

Derivatives risk: A small investment in derivatives, such as futures contracts, could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Portfolio’s use of derivatives may result in losses to the Portfolio. Derivatives in which the Portfolio may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the underlying assets or the Portfolio’s other investments in the manner intended.

Swap and other Transactions with Counterparties. The Portfolio may engage in swap and other financial transactions directly with other counterparties. This subjects the Portfolio to the credit risk that a counterparty will default on an obligation to the Portfolio. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Additional Risks

When-Issued Securities and Delayed Delivery Transactions. Each Existing Portfolio with respect to its Puerto Rico Securities Portion, and High Grade Portfolio, Income Portfolio I and Income Portfolio II generally, may invest in securities on a when-issued or delayed delivery basis. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time a Portfolio enters into a transaction on a when-issued or delayed delivery basis, it will segregate with the custodian cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored weekly to ensure that their marked to market value will at all times exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered, and the Portfolio may incur a loss. Investments in when-issued securities or delayed delivery transactions may be considered to be leverage and accordingly may be subject to the Portfolio limitations on leverage and subject to Rule 18f-4 under the 1940 Act.

Valuation Risk. There may be few or no dealers making a market in certain securities in which the Portfolios invest, particularly with respect to fixed-income securities of Puerto Rico issuers. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Fund’s Investment Adviser or sub-advisers. It therefore may be particularly difficult to value those securities. In addition, since fees paid to the Investment Adviser or to a sub-adviser are based on the value of assets, there could be a conflict of interest in providing valuation information. Any inaccuracies in valuation could cause dilution of a Portfolio’s Unit value if Units of such Portfolio are purchased or redeemed at a higher or lower than accurate price.

In addition, to the extent that a sub-adviser of a given Portfolio must provide valuation information to the Fund in connection with valuing the assets of such Portfolio, the accuracy of the Portfolio’s valuation could be affected by factors outside the Fund’s or the Investment Adviser’s control.

Securities Lending. Although the Fund does not presently intend to engage in securities lending, the Portfolios are permitted to lend their securities in order to generate additional income pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. Collateral is marked to market weekly. There may be risks of delay in recovery of the securities or even loss of rights in the collateral, among other things, should the borrower of the securities fail financially or become insolvent or if investments made with cash collateral are unsuccessful.

Borrowings. The Fund, on behalf of each Portfolio, is permitted to borrow up to 5% of a Portfolio’s total assets from banks, including affiliates of the Fund, or other financial institutions, for temporary or emergency purposes, including to meet redemptions of such Portfolio’s Units. Borrowing by a Portfolio would create leverage and would entail speculative factors similar to those applicable to the issuance of preferred units, commercial paper or other debt securities. If borrowings are made on a secured basis, the custodian will segregate the pledged assets of such Portfolio for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Changes in Applicable Law. On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174), which contains an amendment to the 1940 Act to repeal the exemption from its coverage of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. The bill amends the 1940 Act by eliminating the exemption provided to U.S. possessions under its Section 6(a)(1). The repeal of the exemption took effect on or about May 24, 2021, and it is for this reason that the Fund registered under the 1940 Act.

Recognizing the aforementioned amendment to the 1940 Act, on September 4, 2019, the Puerto Rico Treasury Department (“PRTD”) issued Administrative Determination No. 19-04 (“AD No. 19-04”). Said pronouncement provides that to the extent an investment company that also has its principal office in Puerto Rico is registered with the SEC under the 1940 Act, such investment company and its investors will enjoy the benefits included in the Puerto Rico Internal Revenue Code of 2011, as amended (“Puerto Rico Code”), as if such investment company were registered under the Puerto Rico Investment Companies Act of 2013 or the Puerto Rico Investment Companies Act of 1954, as amended.

On August 14, 2020, the Governor of Puerto Rico signed into law Act No. 107-2020 and known as the “Puerto Rico Municipal Code of Puerto Rico” (the “PRMC”). In general, the PRMC codifies into one piece of legislation different laws related to the administration and powers of the municipalities, including the imposition of municipal taxes such as municipal license taxes and property taxes. In terms of municipal taxation, the PRMC repealed the Municipal Property Tax Act of 1991, as amended, and the Municipal License Tax Act of 1974, as amended, and such taxes are now imposed under the PRMC. The PRMC became effective immediately upon its enactment.

Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Similarly, regulations and interpretations thereof are continually being considered by the SEC. No assurance can be given that legislation enacted or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund, the economic value of the Units, or the tax consequences of the acquisition or redemption of the Units.

Cybersecurity Risk. The Fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding) but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the Investment Adviser or any other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund unitholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

Russia-Ukraine Conflict. The Russian Federation invaded Ukraine on February 24, 2022. Geopolitical tensions have risen significantly in response and the United States, the United Kingdom, European Union member states, and other countries have imposed economic sanctions on the Russian Federation, parts of Ukraine, as well as various designated parties. As further military conflicts and economic sanctions continue to evolve, it has become increasingly difficult to predict the impact of these events or how long they will last. Depending on direction and timing, the Russian Federation-Ukraine conflict may significantly exacerbate the normal risks associated with the Fund and its Portfolios, and result in adverse changes to, among other things: (i) general economic and market conditions; (ii) shipping and transportation costs and supply chain constraints; (iii) interest rates, currency exchange rates, and expenses associated with currency management transactions; (iv) demand for investments; (v) available credit in certain markets; (vi) import and export activity from certain markets; and (vii) laws, regulations, treaties, pacts, accords, and governmental policies. Economic and military sanctions related to the Russian Federation-Ukraine conflict, or other conflicts, have the potential to gravely impact markets, global supply and demand, import/export policies, and the availability of labor in certain markets. There is no guarantee that such sanctions and economic actions will abate or that more restrictive measures will not be put in place in the near term. Moreover, it is expected that the Russian Federation-Ukraine military conflict could spark further sanctions and/or military conflicts which will impact other regions. The foregoing could seriously impact the Fund’s operations, its ability to realize its investment objectives in a timely manner, and the performance of the Portfolios.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Units, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to unitholders.

Changes in United States Tax Law; No US Federal Tax Ruling. Under regulations issued under Section 937(b) of the U.S. Code, income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, an investment in the Units would not be expected to be considered a conduit arrangement, and in accordance with this interpretation, the source of dividends on the Units would be expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the IRS with respect to the U.S. federal income tax treatment to be accorded to an investment in the Units, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Dividends and Taxes” herein for a more detailed description of the tax implications an investment in the Units entails. You should also consult your tax advisor about your tax situation.

U.S. Federal Tax Law; FATCA Rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”) interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s net asset value.

U.S. Federal Tax Law; 30% Withholding on Dividends From sources Within the United States. Dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S. federal income tax.

Managing Your Fund Account

The Existing Funds have previously offered Class A and Class L Units to new investors. High Grade Portfolio, Income Portfolio I and Income Portfolio II will offer Class P Units to new investors.

IRA accountholders may only invest in the Fund by opening an individual retirement account with the UBS Puerto Rico IRA Trust and directing it to make such investment on their behalf. The UBS Puerto Rico IRA Trust may only invest in the Fund for the accounts of IRA accountholders who are individuals whose principal residence is in Puerto Rico. IRA accountholders of the UBS Puerto Rico IRA Trust are strongly encouraged to review the disclosure statement and adoption agreement provided to them by the UBS Puerto Rico IRA Trust upon opening a regular individual retirement account or a non-deductible individual retirement account (individually and collectively referred to as “IRA” or “IRAs”, respectively), which contains information relating to the terms and conditions as well as the fees, expenses, and penalties applicable to such IRA.

Each Class has different sales charges (if applicable) and ongoing expenses, and they also may differ within each class as to those matters depending on the amount you invest. Investors should inquire as to the availability of any lower “breakpoint” charges or applicable sales charge waivers prior to making an investment. Class P Units are available only to purchasers meeting the initial aggregate investment requirement of $5,000 or more, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio. Subsequent purchases of Class P Units in a given Portfolio must be made in amounts of at least $100.

To the extent that an investor has less than the applicable minimum investment amount in a given Portfolio, an investor will be notified (via their account statement) and be given the opportunity to increase the amount invested in such Portfolio within 60 days of such notice. If the investor takes no such action, the Fund may redeem all Units in such Portfolio held by such investor.

The foregoing minimum investment, balance and subsequent purchase amounts may be waived if the purchase is made by or on behalf of financial intermediaries for clients that pay the financial intermediaries’ fees in connection with fee-based programs, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or UBS Financial Services Inc. (the “Distributor”) specifically for such purchases.

Class P Units

Class P Units will be sold at net asset value next calculated after the purchase order is placed.

Class Selection Factors

High Grade Portfolio, Income Portfolio I and Income Portfolio II presently offer Class P Units to new investors. All Unit Classes charge annual fees to cover expenses. Annual Fund fees may include management fees, administration fees and other Fund expenses.

Initial sales charges can be reduced or eliminated depending upon the amount of your total investments in the Fund or based on other factors listed above (See “Class A Units Initial Sales Charge Waivers”). When you purchase Units of any given Portfolio, you should consider the size of your investment and how long you plan to hold your Units. Your financial advisor or selected securities dealer can help you determine which class of Units is best suited to your financial goals.

Buying Units

Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. See the section “Puerto Rico Taxation” for a description of such tax benefits. In addition, the Fund does not intend to qualify as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not a Puerto Rico Resident will not receive the tax benefits (such as RIC tax treatment) of an investment in typical U.S. mutual fund registered under the 1940 Act, and may have adverse tax consequences for U.S. federal income tax purposes.

Anti-Money Laundering Requirements. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you apply to open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. If you do not provide the information requested, the Fund may not be able to open or maintain your account. If the Fund is unable to verify your identity, the Fund reserves the right to reject your purchase order or close your account and/or take such action it deems reasonable or required by law. If your account is opened with a dealer rather than directly with the Fund, similar requirements will apply.

Purchasing Fund Units. Units must be purchased through a brokerage account maintained with the Distributor, or with a dealer that has entered into a selected dealer agreement with the Distributor.

The Distributor and certain dealers may charge their clients an annual account maintenance fee. The Distributor and certain dealers or other financial institutions may charge a fee to process a purchase of Units. The Distributor charges a fee of $5.25 as of the date of this prospectus.

Purchase orders for Units are priced according to the net asset value next determined after the order is placed, for each Class of each Portfolio as of the close of trading on the New York Stock Exchange. The Fund is deemed to have received a purchase or redemption order when the Distributor or selected dealer receives the order in “good form” in accordance with the policies of the Distributor or dealer, as applicable. It is the responsibility of such financial institution to send your order to the Fund promptly. Payment is due on the business day on which the order is priced and the purchase will be affected as of that day. Payments received in advance of such date will not be invested until the next calculation of the Fund’s daily pricing occurs. Payments will be held in your brokerage account until such time as they are invested in the Fund. A business day is any day that the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York and banks in San Juan Puerto Rico are open for business.

Units purchased through the Distributor or other dealer may be held by such entity as nominee for each unitholder.

The Fund and the Distributor reserve the right to reject a purchase order or suspend the offering of Fund Units.

Minimum Investments and Account Size

[Investors may open an account with respect to the Class A Units of the Fund by making a minimum initial investment of at least $5,000 in the Fund and at least $500 in each Existing Portfolio selected by investors. Investors who wish to open a Class L account of the Fund, may do so only by making a minimum initial investment of $1,000,000 in the Fund and at least $500 in each Existing Portfolio selected by such investors.]

Investors who wish to open a Class P account of the Fund, may do so only by making a minimum initial investment of at least $5,000 in the Fund and at least $500 in High Grade Portfolio, Income Portfolio I or Income Portfolio II. Subsequent investments may be made of at least $100 for Class P Units.

In addition, investors may invest in Class L Units by means of a written Letter of Intent, which expresses the investor’s intention to invest at least $1,000,000 within a period of 13 months in Class L Units of one or more Existing Portfolios. Such Class L Units will be exchanged for Class A Units if the full amount indicated is not purchased within 13 months, and the investor will owe the fees that would have been charged if they had purchased Class A Units. Class L Units may be redeemed from the investor’s account to cover the amount owed. The exchange of Class L Units to Class A Units may result in a taxable gain or loss. Investors are urged to consult their own tax advisors with specific reference to their own tax situations.

Investors will not receive credit for Units purchased by the reinvestment of distributions.

The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated; subject to the imposition of the sales charges described herein. The minimum initial investment under a Letter of Intent is $50,000, which must be invested immediately. Class L Units purchased with the first $50,000 will be held in escrow to secure payment of the sales charge applicable to the Class A Units actually purchased if the full amount indicated is not purchased. When the full amount indicated has been purchased, the escrow will be released. If an investor desires to redeem escrowed Class L Units before the full amount has been purchased, the Class L Units will be released only if the investor pays the sales charge that, without regard to the Letter of Intent, would have been charged if Class A Units had been purchased.

Letter of Intent forms may be obtained from the Distributor. Investors should read the Letter of Intent carefully.

The Fund reserves the right to change minimum investment requirements in connection with any offering, to decline any order to purchase Portfolio Units and to determine at any time not to offer Portfolio Units or to terminate an offering. The Fund has the right to reject any purchase or additional purchases.

Exchanges from One Portfolio to Another

You may exchange Class A or Class L Units of one Existing Portfolio for Units of the same Class in another Existing Portfolio, or class A shares of the Monthly Income Fund for Class A Units of a Portfolio, without charge by contacting a financial intermediary or dealer financial advisor, other selected dealer.

Consult your financial advisor or the selected securities dealer to determine which exchanges are permissible. You may effect an exchange through a financial intermediary by written request. Your letter must include:

•	your name and address;

•	the name of the Portfolio whose Units you are selling (or of the Monthly Income Fund), the Class of such Units or shares (if applicable) and the name of the Portfolio whose Units you want to buy;

•	your account number;

•	the number or dollar amount of Units to be sold; and

•	the signature of each registered owner exactly as the Units are registered.

The Fund reserves the right to modify this exchange privilege upon 60 days’ advance notice to unitholders.

Dividend Reinvestment

Distributions on Units will be reinvested automatically in full or fractional Units of the same Portfolio at the net asset value per unit next determined after declaration of such distribution. You may at any time request to receive distributions in cash by contacting the Fund, your financial advisor at the Distributor or other selected securities dealer.

Market Timing

The interests of the Fund’s long-term unitholders and its ability to manage its investments may be adversely affected when its Units are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause a Portfolio to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Portfolio to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund Units. These factors may hurt the Fund’s performance and its unitholders.

The Fund presently does not have any policies or execute any procedures to monitor short-term or frequent trading activity and, as a result, the Fund remains subject to the above-mentioned risks.

Redeeming Units

You may redeem for cash all full and fractional Units on each day that the New York Stock Exchange is open for trading and the Federal Reserve Bank of New York and banks in Puerto Rico are open for business at the price equal to the next calculated net asset value per Unit of the relevant Portfolio after your order is received in “good form” meeting the requirements set forth under “Redemption Procedure” below. Redemption orders received on days when the redemption option is not offered and on a redemption date after the calculation of the applicable Portfolio’s net asset value on that date, will be effected on the next occurring redemption date at the Unit price calculated on that date for the relevant Portfolio. Payment will generally be made within seven days after request are received in “good form.” It is possible that there will be delays in payments by the Fund upon redemption because, among other things, the relevant Portfolio may hold illiquid securities but, in any event, payment will be made within seven days.

You may request a redemption in either oral (by phone) or written form, provided that the Fund, UBS Trust Company of Puerto Rico in its capacity as the transfer agent (in such capacity, the “Transfer Agent”), and any dealer reserve the right to require such proof of ownership or other documentation as they deem appropriate. All redemption orders, including telephone redemptions, must be made through a financial intermediary or a dealer. Redemption orders received may be rejected by the Fund at any time prior to their acceptance on the redemption date. If you are liquidating your holdings, you will receive upon redemption all distributions reinvested through the date of redemption. The value of Units at the time of redemption may be more or less than your initial cost, depending on the market value of the securities held by the Fund at such time.

If you hold Units in more than one Class or Portfolio, any request for redemption must specify both the Portfolio and the Class being redeemed. In the event of a failure to specify which Portfolio and/or Class, or if you own fewer Units of the Portfolio and/or Class than specified, the redemption request will be delayed until you provide further instructions to your financial intermediary or other selected securities dealer. The proceeds of redemption will be satisfied solely out of the assets of the Portfolio(s) in which you are invested and that you indicate in your redemption request, or the sale of such assets or borrowings by the Fund on behalf of such indicated Portfolio(s).

The Distributor and certain dealers or other financial institutions may charge a fee to process a redemption of Units. The Distributor charges a fee of $5.25 as of the date of this prospectus.

The Fund may suspend redemption privileges during periods when Puerto Rico or U.S. banks or the New York Stock Exchange are closed, trading on the New York Stock Exchange is restricted, or when an emergency exists that makes it not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the market value of its assets.

There may be instances in which the Fund may not be able to liquidate its investments due to, without limitation, market disruption or lack of economic feasibility.

Under normal and stressed market conditions, the Fund typically expects to meet redemption requests by using cash or cash equivalents in its portfolio or by selling portfolio assets to generate additional cash.

Redemption Procedure

You may redeem Units only through your financial intermediary or other selected securities dealer, as applicable. If you submit your redemption request in writing, your request must include:

•	the name of the Portfolio, Unit Class and number or dollar amount of Units you want to redeem;

•	your account number; and

•	the signature of each registered owner exactly as the Units are registered.

The financial intermediary or dealer may establish certain procedures for telephone or other redemption orders.

Unless you direct your financial intermediary or dealer otherwise, payment will be credited to your account within seven days of receipt of a proper notice of redemption as set forth above.

A financial intermediary or dealer may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the financial intermediary or dealer, receive all required documents in a timely manner and in good form pursuant to the requirement described above.

Additional Information

It costs the Fund money to maintain unitholder accounts. Therefore, the Fund and dealers reserve the right to repurchase all Units in any account that has a net asset value of less than $500 per Portfolio. If the Fund elects to do this with your account, it will notify you that you can increase the amount invested to the applicable required amount or more within 60 days. This notice may appear on your account statement.

If you want to redeem Fund Units that you purchased recently by check, the Fund may delay payment to assure that it has received good payment. This can take up to 15 days.

Distribution Arrangements

UBS Financial Services Inc. acts as Distributor of Fund Units under a distributor agreement with the Fund (the “Distribution Contract”) that requires the Distributor to use its best efforts, consistent with its other business, to sell Fund Units. Fund Units are offered continuously. The Distributor is located at 1000 Harbor Blvd, 3rd Floor, Weehawken, NJ 07086. Payments from the Fund to compensate the Distributor for certain expenses incurred in connection with its activities in providing certain unitholder and account maintenance services are authorized under the Distribution Contract.

The Investment Adviser may pay its affiliate, the Distributor, from its own resources compensation in connection with the sale of Units in consideration of distribution, marketing support and other services at an annual rate of 0.05% (5 basis points) of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

Investment Advisory and Other Arrangements

Subject to the oversight of the Board, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, with its principal business offices located at 250 Munoz Rivera Avenue, San Juan, Puerto Rico, 00918, provides investment advisory services to the Existing Portfolios pursuant to an investment advisory contract (the “Existing Advisory Agreement”). Subject to the oversight of the Board, [    ], a division of [    ], with its principal business offices located at [    ], provides investment advisory services to the New Portfolios pursuant to an investment advisory contract (together with the Existing Advisory Agreement, the “Advisory Agreement”). The Investment Adviser is registered as an “adviser” under the Investment Advisers Act of 1940. The Investment Adviser may also engage affiliated or non-affiliated sub-advisers. As compensation for its investment advisory services and pursuant to the Advisory Agreement, the Existing Portfolios pays the Investment Adviser a management fee at an annual rate of 1.00% based on such Portfolio’s average weekly net assets. For the fiscal year ended, March 31, 2025, the Existing Portfolios paid the Investment Adviser a fee equal to 0.40% of such Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the Equity Portion Portfolio Manager out of its advisory fees. As compensation for its investment advisory services and pursuant to the Advisory Agreement, High Grade Portfolio, Income Portfolio I and Income Portfolio II pay the Investment Adviser a management fee at an annual rate of [ ]% based on such Portfolio’s average daily gross assets.

Fees and expenses may be voluntarily waived or reimbursed by the Distributor, UBS Trust Company of Puerto Rico and/or their affiliates from time to time. There is no assurance, however, that such waiver or reimbursement, if commenced, will be continued.

UBS Trust Company of Puerto Rico (“UBS TCPR”) and the Fund have entered into an agreement (the “Expense Limitation Agreement”) whereby UBS TCPR agrees to reduce its compensation as set forth in the Investment Advisory Agreement and assume all or a portion of the ordinary operating expenses of the Fund (excluding, if applicable, distribution and service (Rule 12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses (“Other Expenses”)) to the extent necessary to maintain the Fund’s total annual fund operating expenses less Other Expenses at a level which is no greater than 1.75% of the daily gross assets attributable to each class of the Fund, subject to future reimbursement by the Fund. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived or (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2026.

As of December 31, 2025, UBS Asset Managers of Puerto Rico serves as investment adviser to funds with combined portfolio assets of approximately $1.4 billion. UBS Trust Company of Puerto Rico, an affiliate of the Fund and UBS Financial Services Inc., is a trust company organized and validly existing under the laws of Puerto Rico.

Sub-Advisory Agreements and Administration Agreement

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Portfolios and the Investment Adviser has entered into sub-advisory agreements (the “Sub-Advisory Agreement”) with the Equity Portion Portfolio Managers with respect to the applicable Portfolios. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by the Equity Portion Portfolio Managers. Pursuant to the Sub-Advisory Agreements, and under the supervision of the Investment Adviser and the Board, the Equity Portion Portfolio Managers are responsible for the day-to-day investment management of each Portfolio’s Equity Portion. The Investment Adviser monitors and evaluates the Equity Portion Portfolio Managers’ performance and oversees the Equity Portion Portfolio Managers’ compliance with the applicable Portfolio’s investment objective, policies and restrictions. The Investment Adviser (not the Fund) pays the Equity Portion Portfolio Manager of Mid Cap Core Portfolio a fee equal to [0.60%] of the [average daily net assets] of the Equity Portion of the Mid Cap Core Portfolio managed by the Equity Portion Portfolio Manager and the Investment Adviser (not the Fund) pays the Equity Portion Portfolio Manager of each of the other Portfolios [0.50% of the average daily net assets] of the Equity Portion of the Portfolio managed by the Equity Portion Portfolio Manager.

A discussion of the basis for the approval by the Board of the Advisory Agreement with respect to the Fund and the Sub-Advisory Agreement between each Equity Portion Portfolio Manager and the Investment Adviser with respect to the applicable Portfolio was included in the Fund’s semi-annual unitholder report for the period ended September 30, 2025.

UBS Trust Company of Puerto Rico serves as Administrator of the Fund. UBS Trust Company of Puerto Rico is a trust company organized and validly existing under the laws of Puerto Rico. UBS Trust Company of Puerto Rico may retain one or more sub-administrators for the Fund. The Administrator has entered into a Service Agreement with State Street Bank and Trust Company (“State Street”) to provide support services respect to the Fund. State Street is a Massachusetts trust company located at One Lincoln Street, Boston, MA 02111.

Pursuant to an administration agreement with the Fund, the Administrator, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s net asset value and net income. The Administrator may enter into agreements with third parties, such as a sub-administrator, to perform some or all of these tasks, subject to the oversight and ultimate responsibility of the Administrator. As compensation for its administration services to the Fund, each Portfolio will pay the Administrator an annual fee equal to [0.15%] of each Portfolio’s average weekly net assets, payable monthly.

Portfolio Managers

Mses. Heydi Cuadrado and Gladys M. Lasaga (together, the “Portfolio Managers”) each a Portfolio Manager for the Puerto Rico securities portion of each Portfolio and is primarily responsible for the day-to-day management of the Fund’s Portfolios.

Ms. Heydi Cuadrado has been a Director of UBS Trust Company of Puerto Rico since March 2012. Ms. Cuadrado has been a trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008 and a Portfolio Manager since 2025. She joined UBS Trust Company in 2003.

Ms. Gladys Mirari Lasaga has been employed with UBS Financial Services of Puerto Rico (now UBS Financial Services, Inc.) since 2003, including ten years with UBS Asset Managers of Puerto Rico and thirteen years with the UBS Fund Administration division. Starting on 2025, Ms. Lasaga serves as Portfolio Manager of the Puerto Rico Residents Family of Funds. Ms. Lasaga holds a Business Administration degree in Finance and Accounting from the University of Puerto Rico and is a Certified Public Accountant.

The Investment Adviser has also engaged the below sub-advisers (as previously defined, the “Equity Portion Portfolio Managers”) as sub-advisers to manage the Equity Portion of the applicable Portfolio.

Large Cap Value Portfolio I

The London Company

1800 Bayberry Court, Suite 301

Richmond, VA 23226

Portfolio Manager

Name	Biography	Managed the Fund Since	Title
Stephen M. Goddard, CFA	Stephen M. Goddard, CFA, Managing Principal, CIO and Co-Lead Portfolio Manager, founded The London Company in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 30 years of investment experience.	2021	Managing Principal, Founder, CIO, and Co-Lead Portfolio Manager
Sam Hutchings, CFA	Sam Hutchings, CFA, Principal and Co-Lead Portfolio Manager, joined The London Company in 2015. He has served as a Portfolio Manager since 2018. Prior to joining The London Company, he was a Research Associate with Eaton Vance and a Senior Consultant at FactSet Research Systems. He has over 10 years of investment experience.	2021	Principal and Co-Lead Portfolio Manager

Large Cap Core Portfolio I

Atalanta Sosnoff Capital, LLC

505 5th Ave #17

New York, NY 10017

Portfolio Manager

Name	Biography	Managed the Fund Since	Title
Craig Steinberg	Mr. Steinberg became Chief Investment Officer in 2017 and President in August, 1997. He served as Executive Vice President and Director of Research for Atalanta Sosnoff since 1994. Mr. Steinberg has been a Portfolio Manager since 1988. Prior to joining Atalanta Sosnoff in 1985 as an Analyst, Mr. Steinberg was a Securities Analyst at Prudential Equity Management. Mr. Steinberg earned a BSE degree from the Wharton School of the University of Pennsylvania in 1983. Mr. Steinberg is an equity owner of the firm.	2011	Portfolio Manager
Robert Ruland	Mr. Ruland joined Atalanta Sosnoff as a Research Analyst in April, 2002, was promoted to the Investment Policy Committee in January of 2006 and became Director of Research in 2017. He was formerly a Research Analyst at Eagle Growth Investors, LLC. Previously, he was a Research Analyst at Lehman Brothers and Banc of America Securities. Mr. Ruland earned a B.S. degree in Finance from the State University of New York at Albany in 1990 and an M.B.A. from New York University in 1995. Mr. Ruland is a Chartered Financial Analyst charterholder. Mr. Ruland is an equity owner of the firm.	2011	Portfolio Manager
Matthew Ward

Matthew Ward: Mr. Ward joined Atalanta Sosnoff as Senior Technology Analyst in September, 2018. Mr. Ward was promoted to Portfolio Manager in February 2021. Prior to joining the firm, he was Head of U.S. Large Cap (since 2014), Co-Fund Manager (since 2014), and Equity Analyst (since 2005) for Schroder Investment Management’s U.S. Large Cap strategy. Previously, he was an Equity Analyst at Phoenix-Engemann and Franklin Templeton. Mr. Ward earned a B.A. in Economics and English from Georgetown University in 1995. Mr. Ward is a Chartered Financial Analyst charterholder. Mr. Ward is an equity owner of the firm.

		2011	Portfolio Manager

Large Cap Growth Portfolio I

Winslow Capital Management, LLC

4400 IDS Center

80 S Eighth Street

Minneapolis, MN 55402

Portfolio Manager

Name	Biography	Managed the Fund Since	Title
Justin H. Kelly	Mr. Kelly is the Chief Executive Officer, Chief Investment Officer, and a Portfolio Manager of Winslow Capital, and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the Multi-Select Securities Puerto Rico Fund - Large Cap Growth Portfolio I since May 2021. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.	2021	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager
Patrick M. Burton

Mr. Burton is a Senior Managing Director and Portfolio Manager of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the Multi-Select Securities Puerto Rico Fund - Large Cap Growth Portfolio I since May 2021. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

		2021	Senior Managing Director and Portfolio Manager
Steven M. Hamill	Mr. Hamill has been a portfolio manager of the Multi-Select Securities Puerto Rico Fund - Large Cap Growth Portfolio I since 2023. He joined Winslow Capital in 2006 and is currently a Senior Managing Director. Prior to joining Winslow Capital, he was a Senior Analyst at Piper Jaffray and RBC Capital Markets providing research on the medical device industry. He also served as a Manager at Arthur Andersen. Mr. Hamill graduated Magna Cum Laude with a BS in Honors Economics & Finance from Marquette University. He is also a CFA® charterholder.	2023	Senior Managing Director and Portfolio Manager

Mid Cap Core Portfolio I

The London Company

1800 Bayberry Court, Suite 301

Richmond, VA 23226

Portfolio Manager

Name	Biography	Managed the Fund Since	Title
Stephen M. Goddard, CFA	Stephen M. Goddard CFA, Managing Principal, CIO and Lead Portfolio Manager, founded The London Company in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 30 years of investment experience.	2021	Managing Principal, Founder, CIO, and Lead Portfolio Manager
J. Brian Campbell, CFA	J. Brian Campbell CFA, Portfolio Manager. He has served as Portfolio Manager since he joined The London Company in 2010. Prior to joining The London Company, he was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management from 2004 to 2010.	2021	Principal, and Co-Lead Portfolio Manager

Small Cap Core Portfolio I

Cambiar Investors, LLC

200 Columbine Street, Suite 800

Denver, Colorado 80206

Portfolio Manager

Name	Biography	Managed the Fund Since	Title
Ania Aldrich

Ania Aldrich is an Investment Principal at Cambiar Investors and has 36 years of investment experience. In addition to her research responsibilities, Ms. Aldrich also serves as a Portfolio Manager of the Cambiar Small Cap Value, Small-Mid Value, and Global Equity strategies. Prior to joining Cambiar in 1999, Ms. Aldrich was a global equity analyst at Bankers Trust, where she covered the financial services and transportation sectors. Ania began her investment career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich received an MBA in Finance from Fordham University, a BA in Computer Science from Hunter College, and holds the Chartered Financial Analyst designation.

		[ ]	Portfolio Manager

Name	Biography	Managed the Fund Since	Title
Brian Barish, CFA	Brian Barish is the President and CIO at Cambiar Investors and is responsible for the oversight of all investment functions at the firm. Mr. Barish has over 33 years of investment experience. Prior to joining Cambiar in 1997, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley.	2016	Portfolio Manager
[Joseph Chin/Colin Dunn, CFA]	[ ]	[ ]	Portfolio Manager

International Portfolio I

Cambiar Investors, LLC

200 Columbine Street, Suite 800

Denver, Colorado 80206

Portfolio Manager

Name	Biography	Managed the Fund Since	Title
Brian Barish, CFA	Brian Barish is the President and CIO at Cambiar Investors and is responsible for the oversight of all investment functions at the firm. Mr. Barish has over 33 years of investment experience. Prior to joining Cambiar in 1997, Mr. Barish served as Director of Emerging Markets Research for Lazard Freres & Co. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley.	2016	Portfolio Manager

The Fund’s Statement of Additional Information (“SAI”) provides information about each of the Fund’s portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Units.

Legal Proceedings

The Fund and its Board are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations or cash flows. The Investment Adviser has informed the Fund of its belief that the resolution of such matters is not likely to have a material adverse effect on the ability of the Investment Adviser to perform under their respective contracts with the Fund.

Valuation

The price of each Portfolio’s Units is based on the net asset value of the Portfolio. The Fund calculates net asset value daily, as of the close of the New York Stock Exchange (generally 4 p.m. New York time). For purposes of determining the net asset value of a Unit, the value of the securities held by the applicable Portfolio plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Units of such Portfolio outstanding at such time. Expenses, including the fees payable to the Investment Adviser and the Administrator, are accrued daily and paid monthly.

The net asset value per Portfolio Unit is based solely on the value of the assets in the Portfolio. The price for buying or selling Portfolio Units will be based on the net asset value of the Portfolio that is next calculated after the Fund accepts your order. Your financial intermediary or other selected securities dealer is responsible for making sure that your order is promptly sent to the Fund when Units are purchased in a manner other than through the automatic distribution reinvestment program described in the following paragraph.

All distributions on Units are reinvested automatically in full and fractional Units at the net asset value per Unit next determined after the declaration of such distribution. A unitholder at any time, by written notification to the Distributor or a dealer, may request to have subsequent distributions paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date.

The Board has appointed the Investment Adviser to serve as the valuation designee pursuant to Rule 2a-5 under the 1940 Act to perform fair value determinations, subject to the Board’s oversight and reporting requirements. The Investment Adviser has established a Valuation Committee (the “Valuation Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Valuation Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board. These policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee reports to the Board on a regular basis.

Equity securities and other instruments for which market quotations are readily available are valued at market value, which is generally determined using the last reported closing price or, if a reported closing price is not available, the last traded price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Certain Puerto Rico obligations have a limited number of market participants and thus might not have a readily ascertainable market value and may have periods of illiquidity. If the Fund has securities for which quotations are not readily available, they will be fair valued by or under the direction of the Valuation Committee. In determining the fair value of the Fund’s securities, the Valuation Committee will consider a number of factors, including, but not limited to, whether any dealer quotations for the security are available, the recommendation of the Investment Adviser and the valuation of other securities of the same issuer. The Valuation Committee can override any price that it believes is not consistent with market conditions.

Generally Accepted Accounting Principles (GAAP) provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosures surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three (3) broad levels listed below:

•

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occurs with sufficient frequency and volume to provide pricing information on an ongoing basis.

•

Level 2 - Are significant inputs other than quoted prices included in Level 1 that are observable (including, among other things, quoted prices for similar securities, interest rates, prepayments speeds, credit risk), either directly or indirectly.

•

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These will be developed based on the best information available in the circumstances, which might include the Administrator’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs, by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, each Portfolio’s credit standing, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

Dividends and Taxes

[Dividends

Each Portfolio intends to distribute to its unitholders substantially all of such Portfolio’s net investment income. However, a Portfolio may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of such Portfolio’s unitholders. Such distributions, if any, shall be paid by the Fund on no less than an annual basis.

Units earn dividends on the day after they are purchased but not on the day they are sold.

You will receive dividends in additional Units of the Portfolio, unless you elect to receive them in cash. Contact your Financial Advisor at the Distributor or your selected securities dealer if you prefer to receive dividends in cash.

Taxes

THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAWS AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico tax and United States (“U.S.”) federal income tax considerations that may be relevant to prospective investors in a Portfolio. The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the Puerto Rico Code, the regulations promulgated or applicable thereunder (“Puerto Rico Code Regulations”), AD No. 19-04 and other administrative pronouncements issued by the PRTD, and the PRMC and the regulations promulgated thereunder.

The U.S. federal tax discussion is based on the current provisions of the U.S. Code, the regulations promulgated thereunder (“Code Regulations”) and administrative pronouncements issued by the IRS.

This discussion assumes that (i) the investors will be (a) individuals who for the entire taxable year (including the taxable year during which the Units of each Portfolio are acquired) are bona fide residents of Puerto Rico for purposes of Sections 933 and 937 of the U.S. Code and residents of Puerto Rico for purposes of the Puerto Rico Code (“Puerto Rico Individuals”), (b) corporations or other entities subject to Puerto Rico income tax as corporations and organized under the laws of Puerto Rico, other than corporations or any such entity subject to a special tax regime under the Puerto Rico Code (the “Puerto Rico Entities”) and (c) trusts, the trustee of which is a Puerto Rico Entity or is a Puerto Rico Individual, and all of the beneficiaries of which are Puerto Rico Individuals, as described above (“PR Trusts,” and jointly with the Puerto Rico Entities and the Puerto Rico Individuals, the “Puerto Rico Investors”); (ii) the Puerto Rico Investors do not qualify for or otherwise do not choose the optional income tax rate available to certain individuals and corporations engaged in the trade or business of rendering services; (iii) the Puerto Rico Entities will not be subject at any time to any special tax regime under the U.S. Code including, without limitation, the provisions of the U.S. Code that apply to “controlled foreign corporations,” “passive foreign investment companies,” or “personal holding companies;” and (iv) for each taxable year that Dividends (as defined below) are distributed by a Portfolio, such Portfolio will meet the 90% Distribution Requirement (as defined below).

A Portfolio may not be a suitable investment for individuals who are not Puerto Rico Individuals, trusts that are not PR Trusts and entities that are not Puerto Rico Entities (“Non-Puerto Rico Investors”). Accordingly, Non-Puerto Rico Investors are urged to consult their own tax advisors with respect to the tax implications of the investment under the laws of the jurisdiction where they are organized, since the tax considerations discussed herein are not intended for Non-Puerto Rico Investors.

Generally, an individual is a bona fide resident of Puerto Rico under the U.S. Code if he or she (i) is physically present in Puerto Rico for at least 183 days during the taxable year, (ii) has his or her principal place of business in Puerto Rico, and (iii) has more significant contacts with Puerto Rico than with the U.S. or a foreign country. Prospective individual investors should consult their tax advisors as to whether they qualify as “bona fide residents of Puerto Rico” under the U.S. Code.

This discussion does not purport to deal with all aspects of Puerto Rico and U.S. federal taxation that may be relevant to other types of investors, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the Puerto Rico Code or the U.S. Code (e.g., banks, insurance companies or tax-exempt organizations).

Unless otherwise noted, the references in this discussion to the Puerto Rico regular income tax will include the alternative minimum tax and the alternate basic tax imposed on Puerto Rico Entities and Puerto Rico Individuals, respectively, by the Puerto Rico Code.

The existing provisions of the statutes, regulations, judicial decisions and administrative pronouncements on which this discussion is based, are subject to change (even with retroactive effect).

A prospective investor should be aware that an opinion of counsel represents only such counsel’s best legal judgment and that it is not binding on the PRTD, the Municipal Revenue Collection Center, any other agency or municipality of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the opinions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation

Taxation of Portfolios

Income Taxes. Each Portfolio will be treated as a separate registered investment company under the Puerto Rico Code. As such, each Portfolio should be exempt from the regular income tax imposed by the Puerto Rico Code for each taxable year that it distributes as Taxable Dividends (as defined below) an amount equal to at least 90% of its net income for such year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, a Portfolio is not required to take into account capital gains and losses. Each Portfolio intends to meet the 90% Distribution Requirement to be exempt from the income tax imposed by the Puerto Rico Code.

Since an opinion from counsel is not binding on the PRTD or the Puerto Rico courts, the PRTD or the courts could disagree with counsel’s conclusions. If it is determined by the courts that each Portfolio is not a separate registered investment company, each Portfolio would still be exempt from the Puerto Rico regular income tax; provided that, the Fund meets the 90% Distribution Requirement. However, the treatment of the Fund and its Portfolios as one registered investment company may adversely affect the earnings and profits of each of the Portfolios and the Puerto Rico income tax treatment of the distributions received by the Puerto Rico Investors. Each Puerto Rico Investor should consult its own tax advisor with respect to the impact of the treatment of the Fund and its Portfolios as one registered investment company.

Property Taxes. Each Portfolio will be subject to personal property taxes under the PRMC. However, the shares of stock, bonds, participations, notes, and other securities or debt instruments issued by Puerto Rico or non-Puerto Rico corporations, partnerships or companies held by a Portfolio will be exempt from personal property taxes under the PRMC.

Municipal License Taxes. Interest and dividends derived by a Portfolio will be exempt from municipal license taxes imposed by the PRMC.

Taxation of Puerto Rico Investors

Income Taxes. Each Portfolio may make distributions out of its current or accumulated earnings and profits attributable to (i) income that is included in the Portfolio’s gross income for purposes of the Puerto Rico Code that is subject to income tax, other than gains from the sale or exchange of property (“Taxable Dividends”), or (ii) net gains derived from the sale or exchange of property (the “Capital Gain Dividends” and jointly with the Taxable Dividends, the “Dividends”).

Interest and Other Expenses. In computing the earnings and profits from which a Portfolio may make distributions of Taxable Dividends and Tax Exempt Dividends (as defined below), a Portfolio must allocate its interest and other expenses to gross taxable and gross exempt income based on the ratio of gross taxable income to total gross income and gross tax exempt income to total gross income, respectively. Accordingly, the amount of the earnings and profits from which a Portfolio may make distributions of Tax Exempt Dividends will be reduced by the amount of expenses allocated to gross tax exempt income.

Taxable Dividends Distributed to Puerto Rico Individuals or PR Trusts. Taxable Dividends distributed to Puerto Rico Individuals or PR Trusts will be subject to a 15% withholding tax (the “15% Withholding Tax”). If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Taxable Dividends may be subject to an additional 9% tax.

Unless otherwise designated by a Portfolio, its distributions of Dividends to Puerto Rico Individuals or PR Trusts will consist of Taxable Dividends subject to the 15% Withholding Tax and, if applicable, the abovementioned alternate basic tax.

The Puerto Rico Code provides that a Puerto Rico Individual and a PR Trust may elect out of the 15% Withholding Tax and be subject to the regular tax rates provided by the Puerto Rico Code. However, by purchasing Units, Puerto Rico Individuals and PR Trusts will be irrevocably agreeing to the 15% Withholding Tax on all Taxable Dividends paid by a Portfolio and will irrevocably waive the right to elect not to be subject to the 15% Withholding Tax; except that, the applicability of the 15% Withholding Tax to Puerto Rico Individuals and PR Trusts that purchase Units through dealers will depend on the dealer’s policies and its agreements with the Distributor. Puerto Rico Individuals and PR Trusts that purchase Units through dealers should consult with the dealer with respect to its withholding policy or such agreements.

Taxable Dividends Distributed to Puerto Rico Entities. Puerto Rico Entities receiving or accruing Taxable Dividends during a taxable year are entitled to claim an 85% dividend received deduction with respect to such distributions (the “Dividend Received Deduction”). The Dividend Received Deduction may not exceed 85% of the Puerto Rico Entity’s net taxable income for such taxable year. The remaining 15% of such dividends is subject to income tax at the regular corporate income tax rates.

Unless otherwise designated by a Portfolio, its distributions of Dividends to Puerto Rico Entities will consist of Taxable Dividends subject to the Dividend Received Deduction.

Puerto Rico Entities purchasing Units through dealers may be subject to the 15% Withholding Tax, depending on the dealer’s policies and agreements with the Distributor. Puerto Rico Entities purchasing Units through a dealer should consult with the dealer with respect to its withholding policies or such agreements.

Special rules are applicable to Taxable Dividends distributed to Puerto Rico Entities that are “conduit entities” life insurance companies, mutual insurance companies and non-mutual insurance companies under the Puerto Rico Code.

Capital Gain Dividends. Capital Gain Dividends will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and to a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Capital Gain Dividends of Puerto Rico Individuals and PR Trusts may be subject to an additional 9% tax.

Tax Exempt Dividends. Tax Exempt Dividends distributed to Puerto Rico Investors will be exempt from Puerto Rico income tax.

Distributions of Principal. Distributions made by a Portfolio during a taxable year, will be treated as Dividends to the extent that for such year the Portfolio has current or accumulated earnings and profits, as determined under the Puerto Rico Code. Distributions in excess of current and accumulated earnings and profits will be treated as a tax-free return of capital to the Puerto Rico Investor to the extent of such investor’s tax basis in such Portfolio’s Units. To the extent that such distributions exceed the Puerto Rico Investor’s tax basis in the Units, such excess will be treated as a gain derived from the sale, exchange or other disposition of the Units. If the Units have been held by the Puerto Rico Investor for more than one year and constitute a capital asset in the hands of the Puerto Rico Investor, the gain will qualify as a long-term capital gain. The Puerto Rico Code provides long-term capital gains tax rates for Puerto Rico Individuals, PR Trusts and Puerto Rico Entities for long-term capital gains realized from the sale or exchange of Units of a Portfolio. See, “Sale, Exchange or Other Disposition of the Units.”

Sale, Exchange or Other Disposition of the Units. Gains realized from the sale, exchange or other disposition of Units which have been held by a Puerto Rico Investor for more than one year and constitute capital assets in the hands of the Puerto Rico Investor, will be subject to a capital gains tax of a maximum of 15% in the case of Puerto Rico Individuals and PR Trusts, and a capital gains tax of a maximum of 20% in the case of Puerto Rico Entities. If the alternate basic tax is applicable to a Puerto Rico Individual or a PR Trust, the Capital Gain Dividend may be subject to an additional 9% tax.

Puerto Rico Investors may elect to treat such gains as ordinary income subject to regular income tax instead of the applicable capital gains tax.

Losses during a taxable year from the sale, exchange or other disposition of Units that constitute capital assets in the hands of Puerto Rico Investors are deductible only to the extent of gains from the sale, exchange or other disposition of capital assets during the taxable year. In the case of Puerto Rico Entities, the excess of capital losses incurred in a taxable year over the capital gains derived during the same taxable year may be carried forward as a deduction against future net capital gains, but only to the extent of 90% of the net capital gains derived during the particular taxable year. Puerto Rico non-corporate persons may (a) deduct up to $1,000 of net capital losses incurred in a taxable year from ordinary income for such taxable year and

(b) any remaining net capital losses may be carried forward to the following seven (7) taxable years as a deduction against net capital gains derived in such years provided however that the deduction may not exceed 90% of such capital gains.

Redemption of Units. The partial or total redemption of Units is generally treated as a sale or exchange of Units, unless the redemption is “essentially equivalent to a dividend.” If a redemption of Units is treated as “essentially equivalent to a dividend,” then the redemption is treated as a Dividend to the extent of a Portfolio’s current and accumulated earnings and profits. In determining whether a redemption should be treated as “essentially equivalent to a dividend,” the Puerto Rico Code Regulations provide that (i) pro-rata redemptions of Units are generally treated as essentially equivalent to a dividend, and (ii) redemptions that terminate a unitholder’s interest or that reduce such unitholder’s interest by more than 20% are not treated as “essentially equivalent to a dividend.” However, neither the Puerto Rico Code nor the Puerto Rico Code Regulations set forth guidelines to determine which other redemptions are not essentially equivalent to a dividend distribution. In the absence of Puerto Rico guidelines, the PRTD generally follows the principles established under the U.S. Code, the Code Regulations, rulings and other administrative pronouncements of the IRS, and federal court decisions.

Estate and Gift Taxes. No Puerto Rico estate and gift tax will be imposed on transfers of Units by a Puerto Rico Individual that occur after December 31, 2017.

Municipal License Taxes. In accordance with the PRMC, dividends distributed by a Portfolio to Puerto Rico Investors are not subject to municipal license tax.

Property Taxes. In accordance with the PRMC Code, the Units are exempt from Puerto Rico personal property taxes in the hands of the Puerto Rico Investors.

United States Taxation

Taxation of Portfolios

For purposes of the U.S. Code, a Portfolio is treated as a foreign corporation. Based on certain representations made by a Portfolio and the Investment Adviser, a Portfolio should not be treated as engaged in a U.S. trade or business within the United States for purposes of the U.S. Code. As a foreign corporation not engaged in a U.S. trade or business, a Portfolio should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that a Portfolio is engaged in a trade or business within the United States for purposes of the U.S. Code, and a Portfolio has taxable income that is effectively connected with such U.S. trade or business, the Portfolio will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

In addition, gains from the disposition of a “United States Real Property Interest,” as defined in Section 897 of the U.S. Code, and gains from the sale of the interests in a partnership that is engaged in a trade or business may be treated as effectively connected to a trade or business in the U.S. and subject to U.S. federal income tax and 30% branch profit tax. Each Portfolio is also subject to a 30% U.S. withholding tax on certain types of income from sources within the U.S., such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% U.S. withholding tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

The imposition of a U.S. corporate income tax on a Portfolio or a U.S. withholding tax on interest payments to a Portfolio could materially adversely affect such Portfolio’s ability to make payments to its unitholders.

The Foreign Account Tax Compliance Act (“FATCA”) rules of the U.S. Code also impose a 30% withholding tax upon most payments of U.S. source income (the “Withholdable Payments”) made to certain “foreign financial institutions” or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding is currently applicable. The Code Regulations provide an exception for certain obligations outstanding on July 1, 2014.

The Code Regulations treat a Portfolio as a NFFE. Thus, after June 30, 2014, each Portfolio would have been required to provide to the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, each Portfolio elected to be treated as a direct reporting NFFE, and, as such, it was required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on March 31st of each year.

If a Portfolio is unable to obtain the required information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to a Portfolio may be subject to a 30% withholding tax.

Even though the record holders of the issued and outstanding Units of any Portfolio based on any prior prospectus did not, at that time, have the obligation to provide the information with respect to a Portfolio’s investors that is required to comply with the FATCA requirements of the U.S. Code, these Puerto Rico Investors are now subject to these requirements and will not be entitled to redeem their Units if the information is not provided. Each Portfolio will request the information from the record holders of such Units and will seek the agreement of such record holders to timely provide the information to enable the Portfolio to comply with the U.S. Code in the future. However, if a Portfolio is unable to obtain such information from any such record holder or otherwise fails or is unable to comply with the requirements of the U.S. Code, the Code Regulations or any other implementing rules, the Withholdable Payments made to the Portfolio will be subject to the 30% withholding tax.

To ensure that the Puerto Rico Investors that acquire Units of a Portfolio after the date hereof will have the obligation to timely provide the Portfolio the information required to comply with the U.S. Code, by making an investment in Units, each such Puerto Rico Investor agrees to provide all information and certifications necessary to enable the Portfolio to comply with these requirements and authorizes the applicable Portfolio to redeem the Units of any investor that fails to timely provide such information or certifications. In addition, any Puerto Rico Investor that fails to timely provide the requested information or certifications will be required to indemnify the Portfolio for the entirety of the 30% percent tax withheld on all of the Portfolio’s income as a result of such investor’s failure to provide the information.

Taxation of Puerto Rico Individuals and Puerto Rico Entities

Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by a Portfolio that constitute income from sources within Puerto Rico. The dividends distributed by a Portfolio should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Puerto Rico Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Units of a Portfolio (the “10% Unitholders”), only the Puerto Rico source ratio of any dividend paid or accrued by such Portfolio shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from a Portfolio is a fraction, the numerator of which equals the gross income of the Portfolio from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Portfolio has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Portfolio for such period. In the case of 10% Unitholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Units owned by other persons are deemed owned by the Puerto Rico Individuals for purposes of determining whether they are 10% Unitholders. A Puerto Rico Individual that owns less than 10% of the issued and outstanding voting Units of a Portfolio may become a 10% Unitholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Units of a Portfolio, or because of the suspension of the voting rights of other Puerto Rico Investors of the Portfolio. To determine whether a Puerto Rico Individual is a 10% Unitholder, the Puerto Rico Individual must consult his or her tax advisor and obtain from the investment advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Puerto Rico Individual is a 10% Unitholder, such individual must obtain from his or her investment advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Puerto Rico Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to a Portfolio’s dividends not subject to U.S. federal income tax.

Puerto Rico Investors should also note that the Code Regulations under Section 937(b) of the U.S. Code addressing “conduit arrangements” may impact the source of income of dividends distributed by a Portfolio. In general, the Code Regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement, income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the Code Regulations and the guidance offered therein, a Portfolio is not expected be considered a “conduit arrangement” under the Code Regulations. None of the Portfolios plan to request a ruling from the IRS with respect to the non-applicability of such conduit rule to each Portfolio and no assurance can be given that the IRS or the courts will agree with the expected tax treatment described herein. You should consult your tax advisor as to this matter.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. Dividends distributed by a Portfolio to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from a Portfolio. Dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business will be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

Sales, Exchange or Disposition of Units. Gain, if any, from the sale, exchange or other disposition of Units by a Puerto Rico Individual, including an exchange of Units of one Portfolio for Units of another Portfolio, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation in the hands of a Puerto Rico Individual.

A Puerto Rico corporation that invests in a Portfolio will be subject to U.S. federal income tax on a gain from a disposition of Units only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Puerto Rico Entities that are subject to federal income tax as partnerships.

PFIC Rules. Each Portfolio will likely be treated as a passive foreign investment company (“PFIC”) for U.S. federal income tax purposes. Under the PFIC rules, a Unitholder that is a U.S. person (i.e., a citizen or resident of the U.S., a U.S. domestic corporation or partnership, or an estate or trust that is taxed as a resident of the U.S.) (such Unitholder is referred to as a “U.S. Unitholder”), that disposes of its PFIC stock at a gain, is treated as receiving an “excess distribution” equal to such gain. In addition, if a U.S. Unitholder receives a distribution from a PFIC in excess of 125% of the average amount of distributions such Unitholder received from the PFIC during the three preceding taxable years (or shorter period if the U.S. Unitholder has not held the stock for three years), the U.S. Unitholder is also treated as receiving an “excess distribution” equal to such excess. In general, an “excess distribution” is taxed as ordinary income, and to the extent it is attributed to earlier years in which the PFIC stock was held, is subject to the highest applicable income tax rate and to an interest charge which the U.S. Code refers to as the “deferred tax amount.”

Prop. Reg. Sec. 1.1291-1(f) of the Code Regulations states that a “deferred tax amount” will be determined under Section 1291 of the U.S. Code on amounts derived from sources within Puerto Rico by Puerto Rico Individuals only to the extent such amounts are allocated to a taxable year in the Unitholder’s holding period during which the Unitholder was not entitled to the benefits of U.S. Code Section 933 thereof. Thus, under the proposed Code Regulations, Puerto Rico Individuals will not be subject to the PFIC provisions in connection with dividends received from a Portfolio or a gain from the sale or exchange of Units if (a) they are entitled to the benefits of Section 933 of the U.S. Code for each entire taxable year that they hold the Units, and (b) (1) in the case of dividends, the dividends from a Portfolio qualify as Puerto Rico source income under the U.S. Code, and (2) in the case of a gain from the sale or exchange of Units, the gain qualifies as Puerto Rico source income under the U.S. Code. Puerto Rico corporations are not U.S. unitholders for purposes of the PFIC provisions.

Puerto Rico Individuals have to file a Form 8621, “Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund” with the IRS, unless an exemption from the filing requirement is applicable. If an exemption is not applicable, the informative return must be filed on or before the due date of the federal income tax return, regardless of whether the Puerto Rico Individual has the obligation to file a United States federal income tax return. You are urged to consult with your tax advisor whether you have the obligation to file this informative return.

Estate and Gift Taxes

Under the provisions of the U.S. Code, the Units will not be subject to U.S. estate and gift taxes if held by a Puerto Rico Individual who is a citizen of the U.S. who acquired his or her citizenship solely by reason of his or her Puerto Rico citizenship, birth or residence in Puerto Rico and was domiciled in Puerto Rico, in the case of estate taxes, at the time of death, and in the case of gift taxes, at the time the gift was made.

Potential investors are advised to consult their own tax advisers as to the consequences of an investment in a Portfolio under the tax laws of Puerto Rico and the U.S., including the consequences of the sale or redemption of Units.

Taxation of U.S. Investors

Except for Puerto Rico Individuals, Units are not intended to be offered to persons that are “United States persons” within the meaning of Code Section 7701(a)(30) of the U.S. Code (“U.S. Investors”). It is expected that a Portfolio will be treated as a PFIC and may be treated as a controlled foreign corporation (“CFC”) as those terms are defined in the U.S. Code and the Code Regulations. Thus, if a shareholder were to become a U.S. Investor (or if a Portfolio were to admit a U.S. Investor), an investment in a Portfolio may cause a U.S. Investor to recognize taxable income prior to the investor’s receipt of distributable proceeds, pay an interest charge on receipts that are deemed to have been deferred and recognize ordinary income that otherwise would have been treated as capital gain for U.S. federal income tax purposes. For these purposes, a US Investor would include an individual that no longer qualifies as a Puerto Rico Individual. Each Portfolio does not intend to provide information necessary to make a QEF election within the meaning of Code section 1295 with respect to the Portfolio.]

Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio’s financial performance for the past year. Certain information reflects financial results for a single Fund unit. The total returns in the table represent the rate that an investor would have earned on an investment in a Portfolio (assuming reinvestment of all dividends and distributions) without taking into consideration commissions. This information has been derived from the financial statements audited by [ ] (except the semi-annual returns for the period ended September 30, 2025), whose report, along with the Fund’s financial statements, are included in the Fund’s 2025 annual report (the “Annual Report”). The information for the six-month period ended September 30, 2025, is unaudited and is included in the Fund’s 2025 semi-annual report (the “Semi-Annual Report”). The Fund’s Annual Report and Semi-Annual Report are available upon request.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

International Portfolio I – Financial Highlights

			Class A Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)		For the fiscal year ended March 31, 2025		For the fiscal year ended March 31, 2024		For the fiscal year ended March 31, 2023		For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$10.84		$10.19		$9.27		$9.84		$10.53

Operating		Net investment income (loss)	0.02		0.00	**	0.02		0.00	**	(0.04)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	1.26		0.67		0.90		(0.57)		(0.65)

		Total from investment operations	1.28		0.67		0.92		(0.57)		(0.69)
		Less: Dividends from net investment income to common unitholders	0.00	***	(0.02)		0.00	***	-		-

		Net asset value, end of period	$12.12		$10.84		$10.19		$9.27		$9.84

Total Investment Return: (b)		Based on net asset value per unit ^	11.84%		6.61%		9.95%		(5.79%)		(6.55%)

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.77%		1.76%		1.76%		1.82%		1.75%
		Gross expenses to average net assets	3.74%		3.42%		4.15%		3.06%		2.78%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	0.26%		0.02%		0.22%		0.02%		(0.40%)

Supplemental		Net assets, end of period (in thousands)	$2,199		$2,537		$2,605		$3,040		$3,897

Data:	(e)	Portfolio turnover	22.79%		37.63%		41.21%		32.83%		60.95%

	**	Net investment income for the fiscal year ended March 31, 2025, and March 31, 2023, amounted to $0.002.

	***

Dividends from net investment income to common unitholders for the period from April 1, 2025, to September 30, 2025, and for the fiscal year ended March 31, 2024, amounted to $0.003 and $0.002, respectively.

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 194,270; 239,481; 277,603; 355,315; and 414,618 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $2,230,980, $2,500,315, $2,613,871, $3,086,355, and $4,428,630 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 1.97%, 1.66%, 2.39%, 1.24%, and 1.03%, respectively.

(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto

Large Cap Value Portfolio I – Financial Highlights

		Class A Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$27.14	$25.42	$23.44	$25.89	$22.93

Operating		Net investment income (loss)	(0.02)	0.02	0.06	0.02	(0.02)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	2.47	1.77	1.94	(2.47)	3.00

		Total from investment operations	2.45	1.79	2.00	(2.45)	2.98

		Less: Dividends from net investment income to common unitholders	(0.02)	(0.07)	(0.02)	-	(0.02)

		Net asset value, end of period	$29.57	$27.14	$25.42	$23.44	$25.89

Total Investment Return: (b)		Based on net asset value per unit ^	9.03%	7.07%	8.52%	(9.46%)	12.99%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.76%	1.77%	1.81%	1.75%
		Gross expenses to average net assets	2.72%	2.66%	3.03%	2.63%	2.82%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.11%)	0.07%	0.27%	(0.07%)	(0.09%)

Supplemental		Net assets, end of period (in thousands)	$4,554	$4,374	$4,574	$5,306	$6,193

Data:	(e)	Portfolio turnover	12.92%	8.26%	9.02%	2.81%	12.17%

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 157,207, 171,185; 200,581; 230,480; and 246,603 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $4,385,368, $4,484,825, $4,725,566, $5,422,365, and $6,148,778 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.96%, 0.89%, 1.26%, 0.82%, and 1.07%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I – Financial Highlights (concluded)

		Class L Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$26.22	$24.55	$22.63	$25.01	$22.22

Operating		Net investment income (loss)	(0.02)	0.02	0.06	0.00*	(0.12)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	2.39	1.71	1.86	(2.38)	2.91

		Total from investment operations	2.37	1.73	1.92	(2.38)	2.79
		Less: Dividends from net investment income to common unitholders	(0.02)	(0.06)	0.00**	-	-

		Net asset value, end of period	$28.57	$26.22	$24.55	$22.63	$25.01

Total Investment
Return: (b)		Based on net asset value per unit ^	9.04%	7.07%	8.50%	(9.52%)	12.56%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.76%	1.77%	1.87%	2.15%

		Gross expenses to average net assets	2.72%	2.66%	3.06%	2.69%	3.32%

		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.12%)	0.07%	0.27%	(0.01%)	(0.49%)

Supplemental		Net assets, end of period (in thousands)	$2,050	$2,050	$1,757	$1,619	$1,790

Data:	(e)	Portfolio turnover	12.92%	8.26%	9.02%	2.81%	12.17%

	*	Net investment income for the fiscal year ended March 31, 2023, amounted to $0.002.

	**	Dividends from net investment income to common unitholders for the fiscal year ended March 31, 2024, amounted to $0.002.

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 71,753, 71,696; 71,569; 71,563; and 71,563 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $1,934,797, $1,816,234, $1,629,491, $1,622,972, and $1,727,903 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.96%, 0.90%, 1.29%, 0.82%, and 1.17%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto

Large Cap Core Portfolio I – Financial Highlights

		Class A Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:
Per Unit		Net asset value, beginning of period	$43.05	$41.14	$31.35	$36.44	$32.67

Operating		Net investment income (loss)	(0.27)	(0.44)	(0.32)	(0.24)	(0.35)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	9.73	2.35	10.11	(4.85)	4.12

		Total from investment operations	9.46	1.91	9.79	(5.09)	3.77

		Net asset value, end of period	$52.51	$43.05	$41.14	$31.35	$36.44

Total Investment Return: (b)		Based on net asset value per unit ^	21.98%	4.64%	31.23%	(13.94%)	11.51%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.75%	1.76%	1.81%	1.75%
		Gross expenses to average net assets	2.63%	2.53%	3.20%	2.64%	2.80%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.13%)	(1.00%)	(0.91%)	(0.79%)	(0.97%)

Supplemental		Net assets, end of period (in thousands)	$4,528	$4,328	$5,017	$4,325	$5,383

Data:	(e)	Portfolio turnover	24.55%	50.27%	41.95%	67.09%	47.04%

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 92,590, 113,536; 129,639; 142,680; and 153,350 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $4,390,351, $5,025,387, $4,547,169, $4,440,889, and $5,535,739 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.87%, 0.78%, 1.44%, 0.83%, and 1.05%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto

Large Cap Core Portfolio I – Financial Highlights (concluded)

		Class L Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:
Per Unit		Net asset value, beginning of period	$44.85	$42.87	$32.67	$37.99	$34.20

Operating		Net investment income (loss)	(0.28)	(0.46)	(0.33)	(0.27)	(0.52)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	10.14	2.44	10.53	(5.05)	4.31

		Total from investment operations	9.86	1.98	10.20	(5.32)	3.79

		Net asset value, end of period	$54.71	$44.85	$42.87	$32.67	$37.99

Total Investment Return: (b)		Based on net asset value per unit ^	21.99%	4.62%	31.22%	(13.98%)	11.05%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%	1.75%	1.76%	1.87%	2.15%
		Gross expenses to average net assets	2.62%	2.53%	3.22%	2.71%	3.30%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.12%)	(1.00%)	(0.91%)	(0.85%)	(1.37%)

Supplemental		Net assets, end of period (in thousands)	$2,971	$2,436	$2,328	$1,774	$2,063

Data:	(e)	Portfolio turnover	24.55%	50.27%	41.95%	67.09%	47.04%

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 54,318 for the period from April 1, 2025, to September 30, 2025, and for fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $2,694,564, $2,506,984, $1,989,504, $1,758,151, and $2,049,032 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.87%, 0.78%, 1.46%, 0.84%, and 1.15%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I – Financial Highlights

		Class A Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:
Per Unit		Net asset value, beginning of period	$49.99	$48.22	$34.25	$39.63	$36.62

Operating		Net investment income (loss)	(0.40)	(0.74)	(0.55)	(0.41)	(0.60)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	11.75	2.51	14.52	(4.97)	3.61

		Total from investment operations	11.35	1.77	13.97	(5.38)	3.01

		Net asset value, end of period	$61.34	$49.99	$48.22	$34.25	$39.63

Total Investment Return: (b)		Based on net asset value per unit ^	22.68%	3.69%	40.79%	(13.58%)	8.22%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.76%	1.76%	1.81%	1.75%
		Gross expenses to average net assets	2.48%	2.50%	3.10%	2.65%	2.77%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.43%)	(1.42%)	(1.38%)	(1.27%)	(1.44%)

Supplemental		Net assets, end of period (in thousands)	$6,549	$5,781	$6,085	$5,462	$6,556

Data:	(e)	Portfolio turnover	59.55%	72.43%	65.62%	76.07%	124.60%

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 110,087, 120,447; 144,579; 161,956; and 172,951 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $6,210,415, $6,273,608, $5,744,785, $5,287,251, and $7,139,920 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.72%, 0.75%, 1.34%, 0.84%, and 1.02%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I – Financial Highlights (concluded)

		Class L Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:
Per Unit		Net asset value, beginning of period	$46.68	$45.03	$31.98	$37.03	$34.35

Operating		Net investment income (loss)	(0.38)	(0.69)	(0.52)	(0.40)	(0.71)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	10.98	2.34	13.57	(4.65)	3.39

		Total from investment operations	10.60	1.65	13.05	(5.05)	2.68

		Net asset value, end of period	$57.28	$46.68	$45.03	$31.98	$37.03

Total Investment Return: (b)		Based on net asset value per unit ^	22.68%	3.68%	40.81%	(13.64%)	7.80%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.75%	1.76%	1.76%	1.88%	2.15%
		Gross expenses to average net assets	2.48%	2.51%	3.14%	2.72%	3.27%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(1.43%)	(1.42%)	(1.38%)	(1.33%)	(1.84%)

Supplemental		Net assets, end of period (in thousands)	$3,111	$2,536	$2,445	$1,737	$2,011

Data:	(e)	Portfolio turnover	59.55%	72.43%	65.62%	76.07%	124.60%

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 54,310 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $2,866,142, $2,643,495, $2,028,454, $1,653,329, and $2,100,811 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 0.73%, 0.75%, 1.38%, 0.84%, and 1.12%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I – Financial Highlights

		Class A Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:
Per Unit		Net asset value, beginning of period	$43.33	$46.58	$36.79	$38.48	$37.50

Operating		Net investment income (loss)	(0.19)	(0.37)	(0.34)	(0.33)	(0.38)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	2.97	(2.88)	10.13	(1.36)	1.36

		Total from investment operations	2.78	(3.25)	9.79	(1.69)	0.98

		Net asset value, end of period	$46.11	$43.33	$46.58	$36.79	$38.48

Total Investment
Return: (b)		Based on net asset value per unit ^	6.42%	(6.98%)	26.61%	(4.39%)	2.61%
Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.75%	1.75%	1.80%	1.75%
		Gross expenses to average net assets	2.89%	2.74%	3.28%	2.76%	2.80%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.87%)	(0.81%)	(0.85%)	(0.92%)	(0.97%)
Supplemental		Net assets, end of period (in thousands)	$2,887	$2,842	$3,402	$3,761	$4,234

Data:	(e)	Portfolio turnover	5.99%	10.39%	16.54%	18.48%	101.44%

	^	Total investment return excludes the effects of sales charges.

	(a)

Based on average outstanding units of 64,083; 68,884; 87,649; 106,117; and 113,446 for the period from April 1, 2025, to September 30, 2025, and from for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)

Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)

Based on average net assets of $2,870,441, $3,124,492, $3,491,475, $3,836,236, and $4,496,162 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)

The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.13%, 0.98%, 1.53%, 0.96%, and 1.05%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I – Financial Highlights (concluded)

		Class L Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$38.20	$41.06	$32.44	$33.95	$33.22

Operating		Net investment income (loss)	(0.17)	(0.32)	(0.30)	(0.31)	(0.48)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	2.62	(2.54)	8.92	(1.20)	1.21

		Total from investment operations	2.45	(2.86)	8.62	(1.51)	0.73

		Net asset value, end of period	$40.65	$38.20	$41.06	$32.44	$33.95

Total Investment Return: (b)		Based on net asset value per unit ^	6.41%	(6.96%)	26.57%	(4.45%)	2.20%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.75%	1.75%	1.86%	2.15%
		Gross expenses to average net assets	2.89%	2.73%	3.33%	2.83%	3.30%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.87%)	(0.81%)	(0.84%)	(0.98%)	(1.37%)

Supplemental		Net assets, end of period (in thousands)	$1,710	$1,710	$1,727	$1,364	$1,428

Data:	(e)	Portfolio turnover	5.99%	10.39%	16.54%	18.48%	101.44%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 42,055 for the period from April 1, 2025, to September 30, 2025, and for fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)	Based on average net assets of $1,661,009, $1,682,059, $1,484,347, $1,339,166, and $1,473,501 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(d)	The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.13%, 0.98%, 1.58%, 0.97%, and 1.15%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a unit outstanding throughout the year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Small Cap Core Portfolio I – Financial Highlights

		Class A Units

			For the period from April 1, 2025, to September 30, 2025 (Unaudited)	For the fiscal year ended March 31, 2025	For the fiscal year ended March 31, 2024	For the fiscal year ended March 31, 2023	For the fiscal year ended March 31, 2022

Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$29.39	$30.30	$29.04	$30.79	$30.63

Operating		Net investment income (loss)	(0.13)	(0.24)	(0.20)	(0.21)	(0.30)
Performance: (a)		Net realized gain (loss) and unrealized appreciation (depreciation) on investments and future contracts	3.92	(0.67)	1.46	(1.54)	0.46

		Total from investment operations	3.79	(0.91)	1.26	(1.75)	0.16

		Net asset value, end of period	$33.18	$29.39	$30.30	$29.04	$30.79

Total Investment Return: (b)		Based on net asset value per unit ^	12.89%	(3.00%)	4.34%	(5.71%)	0.56%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	1.76%	1.76%	1.76%	1.82%	1.75%
		Gross expenses to average net assets	3.53%	3.14%	3.97%	3.06%	2.81%
		Net investment income (loss) to average net assets - net of waived and/or reimbursed expenses	(0.87%)	(0.79%)	(0.72%)	(0.74%)	(0.96%)

Supplemental		Net assets, end of period (in thousands)	$2,433	$2,267	$2,916	$3,074	$3,643

Data:		(e) Portfolio turnover	22.48%	6.33%	25.08%	31.79%	146.86%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 74,957; 91,883; 101,120; 110,524; and 126,041 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2025, to September 30, 2025.

	(c)	Based on average net assets of $2,319,374, $2,827,987, $2,882,874, $3,100,291, and $3,904,319 for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, respectively. Ratios for the period from April 1, 2025, to September 30, 2025, were annualized using a 365-day base.

	(d)	The effect of the expenses waived for the period from April 1, 2025, to September 30, 2025, and for the fiscal years ended March 31, 2025, March 31, 2024, March 31, 2023, and March 31, 2022, was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.77%, 1.38%, 2.21%, 1.24%, and 1.06%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2025, to September 30, 2025.

Multi-Select Securities Fund for Puerto Rico Residents

The Financial highlights for High Grade Portfolio, Income Portfolio I and Income Portfolio II are not available because, as of the effective date of this Prospectus, they have not commenced operations and therefore have no financial highlights to report.

General Information

If you want more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders, which may be viewed at www.ubs.com/prfunds and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual and semi-annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker.

Statement of Additional Information

For further information about the Fund, including how the Fund invests, please see the Fund’s SAI dated [ ], 2026.

The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically contained within this Prospectus.

Additional Information

You may obtain free copies of the Fund’s annual and semiannual reports and the SAI, and discuss your questions about the Fund, by contacting the Fund directly at 1-787-250-3600, or by contacting your UBS financial advisor or other selected securities dealer. The annual and semiannual reports and the SAI may also be obtained, free of charge, by accessing the documents on the Fund’s Web Site at http://www.ubs.com/prfunds.

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at: http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Privacy Policy

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors.

If you are located in a jurisdiction where specific laws, rules or regulations require the Fund to provide you with additional or different privacy-related rights beyond what is set forth below, then the Fund will comply with those specific laws, rules or regulations.

The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

•	Investor applications and other forms,

•	Written and electronic correspondence,

•	Telephone contacts,

•

Account history (including information about Fund transactions and balances in your accounts with the Distributor or our affiliates, other fund holdings in the UBS family of funds, and any affiliation with the Distributor and its affiliates),

•	Website visits,

•	Consumer reporting agencies

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

This privacy notice is not part of the Prospectus.

Business continuity planning overview

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico

UBS Asset Managers of Puerto Rico, UBS Trust Company of Puerto Rico and their affiliates protect information assets, processes and customer data from unpredictable events through preparation and testing of a comprehensive business continuity capability. This capability seeks recovery of the technology infrastructure and information, and prevention of the loss of company or customer information and transactions. In the event of a crisis scenario, we will recover those functions deemed to be critical to our business and our clients and strive to resume processing within predefined time frames following a disaster declaration. Business continuity processes provide us with the ability to continue critical business functions regardless of the type, scope or duration of a localized event. However, these processes are dependent upon various external resources beyond our control, such as regional telecommunications, transportation networks and other public utilities. Essential elements of the business continuity plan include:

• Crisis communication procedures: Action plans for coordinating essential communications for crisis management leaders, employees and key business partners.

• Information technology backup and recovery procedures: Comprehensive technology and data management plans designed to protect the integrity and quick recovery of essential technology infrastructure and data.

• Testing regimen: The business continuity plan is reviewed and tested on an annual basis. In addition, all IT application recovery plans are updated and tested annually.

This business continuity planning overview is not a part of the prospectus.

Fund Charter Provisions

Certain charter provisions of the Fund might be void and unenforceable under the 1940 Act, including, without limitation, provisions (i) permitting indemnification of officers and directors to the fullest extent permitted by Puerto Rico law, (ii) setting forth the required vote for changes to fundamental policies of the Fund, and (iii) stating that to the fullest extent permitted by Puerto Rico law, no officer or director will be liable to the Fund or unitholders.

1940 Act File No. 811-23686

The information in this Statement of Additional Information is not complete and may be changed. The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated January 28, 2026

STATEMENT OF ADDITIONAL INFORMATION

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

250 Munoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico 00918 • (787) 250-3600

This Statement of Additional Information (“SAI”) of Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated [•], 2026, as it may be amended or supplemented from time to time (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Fund at the address or telephone number printed above, or on the Fund’s website at www.ubs.com/prfunds. The Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund’s Prospectus. In addition, the Fund does not intend to qualify as a regulated investment company (“RIC”) under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”), and consequently an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in a typical U.S. mutual fund (such as “RIC” tax treatment) registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and may have adverse tax consequences for U.S. federal income tax purposes. See the section “Puerto Rico Taxation” for a description of such tax benefits. This SAI does not include all information that a prospective investor should consider before investing in the Fund. Investors should obtain and read the Prospectus prior to purchasing units of each Portfolio. The annual and semi-annual reports include presentations and disclosures in accordance with guidance set forth by Regulation S-X. You may also obtain a copy of the prospectus on the SEC’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

References to the 1940 Act or other applicable law will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Portfolio / Unit Class	Ticker Symbol
Large Cap Value Portfolio I / Class A Units	PRAUX
Large Cap Value Portfolio I / Class L Units	PRBOX
Large Cap Core Portfolio I / Class A Units	PRAOX
Large Cap Core Portfolio I / Class L Units	PRBKX
Large Cap Growth Portfolio I / Class A Units	PRAQX
Large Cap Growth Portfolio I / Class L Units	PRBNX
Mid Cap Core Portfolio I / Class A Units	PRAVX
Mid Cap Core Portfolio I / Class L Units	PRBPX
Small Cap Core Portfolio I / Class A Units	PRAWX
Small Cap Core Portfolio I / Class L Units	PRBQX
International Portfolio I / Class A Units	PRANX
International Portfolio I / Class L Units	PRBJX
High Grade Portfolio / Class P Units	[ ]
Income Portfolio I / Class P Units	[ ]
Income Portfolio II / Class P Units	[ ]

UBS Asset Managers of Puerto Rico — Investment Adviser to the Existing Portfolios (as defined herein)

[    ] — Investment Adviser to the New Portfolios (as defined herein)

UBS Financial Services Inc. — Distributor

The date of this Statement of Additional Information is [•], 2026.

2

SAI-i

History of the Fund

The Fund is an open-end investment trust, organized under the laws of Puerto Rico, and is registered as a non-diversified open-end management investment company under the 1940 Act. The Fund was organized pursuant to a Deed of Trust in the Commonwealth of Puerto Rico on March 22, 2004. Prior to May 2021, the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended, and operated as such under the laws of Puerto Rico. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the 1940 Act. As a result, the Fund has been registered under the 1940 Act since May 2021.

The Fund, prior to registration under the 1940 Act, also offered units of a portfolio designed to invest primarily in exchange traded funds. The Board of Directors of the Fund (the “Board”) has determined, however, to cease offering such units and to liquidate that portfolio, with final dissolution to occur upon the approval of 75% of unitholders and authorization from the Puerto Rico Office of the Commissioner of Financial Institutions. The process to liquidate such portfolio and converting such portfolio into cash for distribution to investors has commenced but has not been completed as of the date hereof. Consequently, that portfolio is not included within the Fund’s registration statement.

As of the date of this SAI, the Fund consists of nine series of separately managed pools of assets (each, a “Portfolio”) and units of each Portfolio (“Units”) are being offered separately. Large Cap Value Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Mid Cap Core Portfolio I, Small Cap Core Portfolio I and International Portfolio I (the “Existing Portfolios”) offer Class A and Class L Units pursuant to the Prospectus, while High Grade Portfolio, Income Portfolio I and Income Portfolio II (the “New Portfolios” and together with the existing Portfolios, the “Portfolios” and each individually, a “Portfolio”) offer Class P Units pursuant to the Prospectus. The Fund may offer an unlimited number of Units of each Portfolio.

Investment Objectives, Policies and Restrictions

Please see the Prospectus for more information about each Portfolio’s investment objective and policies. Additional information regarding each Portfolio’s investment objective and policies is included below.

Each Portfolio’s investment objective may not be changed unless such change is authorized by the holders of a majority of the Portfolio’s outstanding Units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding Units if the change is not recommended by the Board. Each Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

The Fund is classified as non-diversified under the 1940 Act, which means each Portfolio is not limited by the Act with regard to the portion of their assets that may be invested in the securities of a single issuer. To the extent that a non-diversified fund makes investments in excess of 5% of its total assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased. Because a non-diversified fund may invest in a limited number of issuers, the performance of particular securities may adversely affect the performance of the Fund or subject the Fund to greater price volatility than that experienced by diversified investment companies.

The Fund has adopted restrictions and policies relating to the investment of its assets and activities. Certain of the investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the Units represented at a meeting at which more than 50% of the outstanding Units are represented or (ii) more than 50% of the outstanding Units) and in some cases, supermajority, of the Fund’s outstanding voting securities (it being understood that, with respect to these voting requirements or standards, the Fund will take no action that is at that time inconsistent with the 1940 Act). The Fund has also adopted certain non-fundamental investment restrictions, which may be changed by the Board without unitholder approval.

Investment Policies and Restrictions of the Existing Portfolios

The Fund is subject to the following investment restrictions with respect to the Existing Portfolios, all of which are fundamental policies. The Fund may not:

SAI-1

(a)  borrow money, except that the Fund, on behalf of each Portfolio, is permitted to borrow up to 5% of the Portfolio’s total assets from banks or other financial institutions for temporary or emergency purposes, including to meet redemptions of such Portfolio’s Units to the extent permitted under the 1940 Act; or

(b)  issue senior securities, to the extent such issuance would violate the 1940 Act.

Notations Regarding the Existing Portfolios’ Fundamental Investment Restrictions

The following notations are not considered to be part of the Fund’s fundamental investment restrictions with respect to the Existing Portfolios and are subject to change without unitholder approval.

With respect to the fundamental policy relating to borrowing money set forth in (a) above, the Fund has restricted borrowing to 5% of each Portfolio’s total assets, which is more restrictive than the limitation imposed by the 1940 Act, which permits a fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary or emergency purposes, including to finance redemptions. A fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as derivatives transactions, may be treated as senior securities. Prior to the adoption and implementation of Rule 18f-4 under the 1940 Act, when the Fund engaged in a derivatives transaction that creates future payment obligations, consistent with SEC staff guidance and interpretations, the Fund was permitted to segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a marked-to-market basis, to the transaction, instead of meeting the asset coverage requirement with respect to senior securities prescribed by the 1940 Act. The SEC staff guidance and interpretations were rescinded in connection with the adoption of Rule 18f-4, and the Fund now complies with Rule 18f-4 with respect to its derivatives transactions. Thus, the fundamental policy relating to issuing senior securities above will not restrict the Fund from entering into derivatives transactions that are treated as senior securities so long as the Fund complies with Rule 18f-4 with respect to such derivatives transactions.

Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy relating to borrowing money set forth in (a) above. Practices and investments that may involve leverage but are not considered to be borrowings (e.g., collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions) are not subject to the policy relating to borrowing money set forth in (a) above.

In addition, the Fund may not change (i) the restrictions in (e), (g), (h) and (i) below without the approval of a majority of the unitholders (as defined in the 1940 Act and as described above), and (ii) any other restriction described below without the approval of a majority of the Board and prior written notice to unitholders of the Fund:

The Fund may not:

(a)  make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets, provided that this limitation shall not apply to (i) investments in high quality, short-term securities issued by Puerto Rico investment companies, (ii) investments in securities issued or guaranteed by the United States (“U.S.”) government, its agencies or instrumentalities and (iii) tax-exempt Puerto Rico municipal obligations, other than those backed only by the assets or revenues of a non-governmental entity. For purposes of this restriction, the intended or designated use of real estate shall determine its industry, domestic and foreign banking will be considered separate industries, and mortgage-backed and asset-backed securities not issued or guaranteed by an agency or instrumentality of the U.S. government will be grouped in industries based on their underlying assets and not treated as a single, separate industry;

(b)  purchase the securities of any one issuer, if after such purchase it would own more than 25% of the voting securities of such issuer, provided that securities issued or guaranteed by the Commonwealth of Puerto Rico, U.S. government or any of their respective agencies or instrumentalities are not subject to this limitation;

(c)  make investments for the purpose of exercising control or management;

SAI - 2

(d)  purchase securities of U.S. registered investment companies, except if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the Fund and (ii) the Fund, together with U.S. registered investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one U.S. registered investment company. Investment in certain private or non-U.S. investment vehicles are not subject to this restriction;

(e)  purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options, futures contracts and options on futures contracts;

(f)  engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the acquisition or disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(g)  make short sales of securities or maintain a short position;

(h)  purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein, and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

(i)  purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts and options on futures contracts; or

(j)  make loans, except through reverse repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein, including investment in government obligations, shall not be deemed to be the making of a loan and except further that each Portfolio may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with the 1940 Act and any guidelines set forth in the Fund’s prospectus, as it may be amended from time to time.

[Investment Policies and Restrictions of the New Portfolios

The Fund is subject to the following investment restrictions with respect to the New Portfolios, all of which are fundamental policies. The Fund may not:

High Grade Portfolio

(a)

borrow money from banks or other entities (including, from the compliance date of Rule 18f-4 going forward, borrowings through dollar rolls and reverse repurchase agreements), in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets; or

(b)	issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus and this SAI.

(c)

purchase the securities of any one issuer, if after such purchase it would own more than 75% of the voting securities of such issuer, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

(d)

make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of all of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets; provided that this limitation shall not apply to the following: (i) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-free Municipal Obligations, including

SAI - 3

Puerto Rico Municipal Obligations, other than those backed only by the assets or revenues of a non-governmental entity; and (iii) investments in mortgage-backed securities (issued or guaranteed by an agency or instrumentality of the U.S. Government). For purposes of this restriction, the intended or designated use of real estate shall determine its industry;

(e)

purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options or future contracts (as described in Appendix D hereto);

(f)

engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(g)

make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(h)

purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

(i)

purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts (as described in Appendix D hereto) and options on futures contracts subject to certain restrictions;

(j)

make loans, except through repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan; or

(k)

invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which is exempt from both federal income tax and Puerto Rico income tax, or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both federal income tax and Puerto Rico income tax.

Income Portfolio I

(a)

borrow money from banks or other entities (including, from the compliance date of Rule 18f-4 going forward, borrowings through dollar rolls and reverse repurchase agreements), in excess of 33 1/3% of its total assets (including the amount of borrowings and debt securities issued); except that, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets; or

(b)	issue senior securities, as defined in the 1940 Act, other than preferred shares, except to the extent permitted under the 1940 Act and except as otherwise described in the prospectus and this SAI.

(c)

purchase the securities of any one issuer, if after such purchase it would own more than 75% of the voting securities of such issuer, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

(d)

make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of all of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets;

SAI - 4

provided that this limitation shall not apply to the following: (i) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) tax-free Municipal Obligations, including Puerto Rico Municipal Obligations, other than those backed only by the assets or revenues of a non-governmental entity; and (iii) investments in mortgage-backed securities and asset-backed securities (issued or guaranteed by an agency or instrumentality of the U.S. Government). For purposes of this restriction, the intended or designated use of real estate shall determine its industry;

(e)

purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of options or future contracts (as described in Appendix D hereto);

(f)

engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(g)

make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(h)

purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of Section 897 of the U.S. Code;

(i)

purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts (as described in Appendix D hereto) and options on futures contracts subject to certain restrictions;

(j)

make loans, except through repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan;

(k)

invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which is exempt from both federal income tax and Puerto Rico income tax, or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both federal income tax and Puerto Rico income tax;

(l)	invest, under normal circumstances, at least 80% of the value of the Fund’s assets in fixed income securities;

(m)

purchase securities of other investment companies, unless immediately thereafter not more than (i) 3% of the total outstanding voting stock of such investment company is owned by the Fund, (ii) 5% of the Fund’s total assets, valued at market value, would be invested in any one such investment company, (iii) 10% of the Fund’s total assets, valued at market value, would be invested in such securities, and (iv) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total outstanding stock of any one closed-end investment company;

(n)	make investments for the purpose of effecting control of management; or

(o)	lend portfolio securities, except to the extent that such loans, if and when made, do not exceed 33 1/3% of the total assets of the Fund valued at market value.

Income Portfolio II

SAI - 5

(a)

issue debt securities or borrow money from banks or other entities (including borrowings through dollar rolls and reverse repurchase agreements), in excess of 50% of the Fund’s total assets (including the amount of borrowings and debt securities issued). In addition, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets;

(b)

purchase the securities of any one issuer if after such purchase it would own more than 75% of the voting securities of such issuer, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

(c)

make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets; provided that this limitation shall not apply to: (i) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) Municipal Obligations (as defined in the Fund’s prospectus), including Puerto Rico Municipal Obligations (as defined in the Fund’s prospectus), other than those backed only by the assets or revenues of a non-governmental entity; and (iii) investments in mortgage-backed securities (whether or not issued or guaranteed by an agency or instrumentality of the U.S. Government). For purposes of this restriction, the intended or designated use of real estate shall determine its industry;

(d)

purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that such Fund may make margin deposits in connection with its use of options or future contracts (as defined in Appendix [  ] hereto);

(e)

engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(f)

make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(g)

purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of section 897 of the Code;

(h)

purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts (as defined in Appendix [  ] hereto) and options on futures contracts subject to certain restrictions; or

(i)

make loans, except through Repurchase Agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan.

Notations Regarding the New Portfolios’ Investment Restrictions

High Grade Portfolio

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax-exempt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal

SAI - 6

securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in “high grade” securities, which are securities that, at the time of purchase, were (i) rated “A” by Moody’s (ii) comparably rated by a nationally recognized statistical rating organization (a “Credit Rating Agency”), or (iii) unrated and were determined by the Investment Adviser to be of comparable credit quality. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

Income Portfolio I

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax exempt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

Income Portfolio II

With respect to the fundamental policy relating to borrowing money set forth in (a) above, the Investment Company Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements and dollar rolls, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations prior to the compliance date of new Rule 18f-4 under the Investment Company Act (“Rule 18f-4”), when a fund engages in such transactions, instead of maintaining asset coverage of at least 300%, the fund may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). From the compliance date of Rule 18f-4 going forward, borrowing through reverse repurchase agreements and dollar rolls will also be subject to the 300% asset coverage requirement.

The policy in (a) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings (e.g., collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions) are not subject to the policy.

SAI - 7

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax exempt securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.

The Fund has adopted a non-fundamental policy to invest under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations. The Fund will provide the Fund’s shareholders with at least 60 days prior notice of any change in this policy.]

Regulation Regarding Derivatives

The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Fund.

Description of Certain Investments, Investment Techniques

and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that the Portfolios may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in the Fund’s Prospectus under “More Information About the Fund—Principal Investment Strategies of the Fund”, “More Information About the Fund—Other Investments”, “More Information About the Fund—Principal Risks” and “More Information About the Fund—Additional Risks”.

The Existing Portfolios are managed by UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (the “Existing Portfolios Investment Adviser”). The New Portfolios are managed by [    ], a division of [     ] (together with the Existing Portfolios Investment Adviser, the “Investment Adviser”). The Fund uses a variation of what has been termed a “multi-manager” approach in that the Fund will engage one or more sub-advisers to manage a portion of each Portfolio (the “Equity Portion”) through sub-advisory agreements. Further, the Fund relies on an exemptive order issued by the SEC to be able to retain, remove or replace sub-advisers without a unitholder vote. As such, the Investment Adviser will have the ultimate responsibility, subject to oversight by the Board of Directors of the Fund (the “Board”), to oversee the various sub-advisers and recommend their hiring, termination, and replacement.

The Fund’s investment strategy may be changed with 60 days’ prior notice to unitholders.

Large Cap Value Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization U.S. companies (which are companies with a typical capitalization range greater than $12 billion at the time of investment) (the “Large Cap Value Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined below) (the “Large Cap Value Puerto Rico Securities Portion”). This

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requirement may limit the Portfolio’s ability to achieve its investment objective. The [sub-adviser may directly invest a portion of the Large Cap Value Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Value Equity Portion.

A “Puerto Rico entity” is any issuer that satisfies one or more of the following criteria: (i) the issuer was organized under the laws of Puerto Rico or maintains its principal place of business in Puerto Rico; (ii) the securities of such issuer are traded principally in Puerto Rico; or (iii) an issuer that, during its most recent fiscal year, derived at least 20% of its revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that has at least 20% of its assets in Puerto Rico.

Large Cap Value Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Value Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in the “Dividends and Taxes” section of the Prospectus. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Value Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with The London Company (the “Large Cap Value Equity Portion Portfolio Manager”) for the Large Cap Value Equity Portion.

Large Cap Core Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization U.S. companies (which are companies with a typical capitalization range greater than $12 billion at the time of investment) (the “Large Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined above) (the “Large Cap Core Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Core Equity Portion.

Large Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in the “Dividends and Taxes” section of the Prospectus. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Atalanta Sosnoff Capital, LLC (the “Large Cap Core Equity Portion Portfolio Manager”) for the Large Cap Core Equity Portion.

Large Cap Growth Portfolio I

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Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of large-capitalization companies (which are companies with a typical capitalization range greater than $4 billion at the time of investment [that is still fundamentally growing its capitalization to reach $12 billion or more]) (the “Large Cap Growth Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined above) (the “Large Cap Growth Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Large Cap Growth Equity Portion in stock index futures contracts which reflect the investment strategy of the Large Cap Growth Equity Portion.

For the avoidance of doubt, the definition of “large capitalization companies” utilized by the Large Cap Growth Portfolio differs from the definition of “large capitalization companies” utilized by the Large Cap Value Portfolio and the Large Cap Core Portfolio. Further, the capitalization range for “large capitalization companies” (i.e., companies with a typical capitalization range greater than $4 billion at the time of investment) utilized by the Large Cap Growth Portfolio overlaps with the definition of “mid capitalization companies” (i.e., companies with a typical capitalization range of between $5 billion and $12 billion at the time of investment) utilized by the Mid Cap Core Portfolio, and the definition of “small capitalization companies” (i.e., companies with a typical capitalization range below $5 billion) utilized by the Small Cap Core Portfolio.

Large Cap Growth Puerto Rico Securities Portion – Under normal market conditions, the Large Cap Growth Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in the “Dividends and Taxes” section of the Prospectus. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Large Cap Growth Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC (the “Large Cap Growth Equity Portion Portfolio Manager”) for the Large Cap Growth Equity Portion.

Mid Cap Core Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of medium-capitalization U.S. companies (which are companies with a typical capitalization range of between $5 billion and $12 billion at the time of investment) (the “Mid Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined above) (the “Mid Cap Core Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Mid Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Mid Cap Core Equity Portion.

Mid Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Mid Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in the “Dividends and Taxes” section of the Prospectus. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-

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backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Mid Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with The London Company (the “Mid Cap Core Equity Portion Portfolio Manager”) for the Mid Cap Core Equity Portion.

Small Cap Core Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of small-capitalization U.S. companies (which are primarily companies with market capitalizations not greater than that of the largest company in the Russell 2000® Value Index ($[  ] billion as of December 31, 2025) at the time of investment) (the “Small Cap Core Equity Portion”) and intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities (as defined above) (the “Small Cap Core Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The sub-adviser may directly invest a portion of the Small Cap Core Equity Portion in stock index futures contracts which reflect the investment strategy of the Small Cap Core Equity Portion.

Small Cap Core Puerto Rico Securities Portion – Under normal market conditions, the Small Cap Core Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in the “Dividends and Taxes” section of the Prospectus. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

Small Cap Core Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC (the “Small Cap Core Equity Portion Portfolio Manager”) for the Small Cap Core Equity Portion.

International Portfolio I

Principal Investment Strategies – Under normal conditions, the Portfolio will invest at least 80% of its net assets, plus any borrowings for investment purposes, in American Depositary Receipts (“ADRs”) representing interests in securities of foreign issuers and U.S. dollar denominated ordinary shares (“F Shares,” so called due to their ticker symbols which end in “F”). F-shares are ordinary shares that are a foreign company’s common stock and trade in their home (local) market but are customarily listed on the U.S. OTC market. The U.S. dollar quoted F-shares provide access to some of the foreign companies that do not currently have ADRs available to individual investors (the “International Equity Portion”). Under normal conditions, the Portfolio intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed-income securities, including cash equivalents (such as bank deposits or other short-term high-quality alternatives), issued by Puerto Rico entities (as defined above) (the “International Puerto Rico Securities Portion”). This requirement may limit the Portfolio’s ability to achieve its investment objective. The Fund’s sub-adviser(s) may directly invest a portion of the International Equity Portion in stock index futures contracts which reflect the investment strategy of the International Equity Portion.

International Puerto Rico Securities Portion – Under normal market conditions, the International Puerto Rico Securities Portion will be invested mostly in cash equivalents. The Fund’s Investment Adviser will manage this portion of the Portfolio directly. If the Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax

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considerations to Portfolio unitholders described in the “Dividends and Taxes” section of the Prospectus. Securities of “non-Puerto Rico” issuers means securities issued by the U.S. government and its agencies and instrumentalities; municipal securities of issuers in the United States (including any territories thereof); GNMA, FNMA, or FHMLC mortgage-backed securities representing an interest in or guaranteed by mortgages on real property outside Puerto Rico; preferred stock and debt, asset-backed, and trust-preferred securities of issuers organized in the United States (including any territories thereof); U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. stock exchanges or in the U.S. over-the-counter markets, and other securities from issuers organized in the United States (including any territories thereof) that the Fund’s investment adviser may select consistent with the Portfolio’s investment objective and policies.

International Equity Portion – The Investment Adviser has entered into a sub-advisory agreement with Cambiar Investors, LLC (the “International Equity Portion Portfolio Manager”) for the International Equity Portion.

High Grade Portfolio

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax exempt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio has also adopted [a fundamental] policy to invest, under normal circumstances, at least 80% of the Portfolio’s net assets, plus borrowings for investment purposes, in “high grade” securities, which are securities that, at the time of purchase, were (i) rated “A” by Moody’s (ii) comparably rated by a nationally recognized statistical rating organization (a “Credit Rating Agency”), or (iii) unrated and were determined by the Investment Adviser to be of comparable credit quality.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

Income Portfolio I

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax exempt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio invests under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

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The Fund may also invest in equities and other asset classes.

Income Portfolio II

Principal Investment Strategies – The Portfolio will invest at least 80% of net asset (plus borrowings for investment purposes, if any) in bonds and/or instruments that provide exposure to bond markets. Such investments include a variety of fixed income securities, which may include, but are not limited to, taxable and tax exempt securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, municipal securities, mortgage-backed and asset backed securities, corporate obligations or preferred stock.

The Portfolio invests under normal circumstances, at least 80% of the Portfolio’s total assets in securities that, at the time of purchase, (i) were rated in one of the four highest investment categories (generally considered to be “investment grade”) by Fitch (rating of “BBB” or higher); S&P Global Ratings (“S&P”) (rating of “BBB” or higher); or Moody’s Investors Service, Inc. (“Moody’s”) (rating of “Baa” or higher), or have received an equivalent rating from another nationally recognized statistical rating organization (a “Credit Rating Agency”), (ii) were Puerto Rico Urgent Interest Fund Corporation (“COFINA”) securities which were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations at the time of acquisition or (iii) if otherwise not so rated, were in the opinion of the Investment Adviser to be of a credit quality comparable to such rated obligations.

The Portfolio may also invest in derivatives, including financial futures contracts, swap contracts, options on financial futures and options on swap contracts.

To take advantage of opportunities to invest, the Portfolio may borrow money from banks (leverage) in an amount up to one-third of its total assets, which include assets purchased with borrowed money. The Portfolio may engage in other types of leverage to the maximum extent permitted by the 1940 Act.

The Fund may also invest in equities and other asset classes.

All Portfolios

The Fund is designed solely for Puerto Rico Residents (as defined in “Dividends and Taxes” below). Only Puerto Rico Residents will receive the tax benefits of an investment in the Fund. The tax treatment of the Fund differs from that typically accorded to other investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that qualify as regulated investment companies under the U.S. Code. You should read carefully the section entitled “Dividends and Taxes,” for a more detailed description of the Puerto Rico and United States tax implications for an investment in the Fund. You should also consult your tax advisor about your tax situation.

To the extent the Equity Portion of an Existing Portfolio is invested in stock index futures contracts, the amounts invested in common stock or other equity securities of U.S. or foreign companies by the Equity Portion Portfolio Manager will be correspondingly reduced. The amount used to enter into futures contracts (i.e., the margin) will at no time exceed 5% of the value of the Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

Each Portfolio’s investment objective may not be changed, unless such change is authorized by the holders of a majority of the Portfolio’s outstanding Units if the change is recommended by the Board; or at least 75% of the Portfolio’s outstanding Units if the change is not recommended by the Board. Each Portfolio’s investment strategy may be changed by the Board in its discretion, in consultation with the Investment Adviser with 60 days’ prior notice to unitholders.

Multi-Manager Approach – The Fund uses a variation of what has been termed a “multi-manager” approach. The Fund will, in the case of the Existing Portfolios, and may, in the case of the Portfolios, engage one or more sub-advisers for each Portfolio’s Equity Portion through sub-advisory agreements.

In choosing the sub-advisers for the various Portfolios, the Investment Adviser considers a range of criteria, including but not limited to the following: investment management experience; historical performance; the investment styles and strategies employed; the quality and stability of each Equity Portion Portfolio Manager’s organization; and the ability to consistently and effectively apply each Equity Portion Portfolio Manager’s investment approach. The Fund may offer additional Portfolios advised by different Equity Portion Portfolio Managers from time to time.

The Fund may discontinue offering a given Portfolio or remove or replace an Equity Portion Portfolio Manager for a given

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Portfolio, subject to the approval of the Board in each case. In order for the Fund to remove or replace an Equity Portion Portfolio Manager, the Investment Adviser would select a different Equity Portion Portfolio Manager to manage the Portfolio’s account and enter into a new sub-advisory agreement. If an Equity Portion Portfolio Manager for a Portfolio in which you invest is to be removed or replaced, you will be notified and entitled to either remain in your current Portfolio under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, exchange your investments for Units in another Portfolio or redeem your Units without additional charge. There will be no refund, however, of sales charges or other fees previously paid. If an investor fails to provide instructions within the period indicated in the notice, or if the Fund does not receive notice of the removal of an Equity Portion Portfolio Manager in sufficient time to provide the affected unitholders with advance notice, such unitholder’s investments will remain in the Portfolio, the Equity Portion of which will be under the management of a new Equity Portion Portfolio Manager selected by the Investment Adviser, which may differ from the previous Equity Portion Portfolio Manager in investment style or other factors, until such notice can be provided and instructions are received from the unitholder.

You will have the opportunity to allocate and reallocate your investments among the Portfolios at your own discretion and based on your individual investment needs and goals, subject, in certain cases, to the conditions set forth on page [-] under the section “Exchanges from One Portfolio to Another.”

Puerto Rico Securities Portion – Each Portfolio intends to invest approximately 20% of its net assets, plus any borrowings for investment purposes, in taxable fixed income securities (with respect to the Existing Portfolios) and in equity and/or taxable fixed income securities (with respect to the Portfolios), including cash equivalents, issued by Puerto Rico entities. If a Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax considerations to Portfolio unitholders described in “Dividends and Taxes” herein. Under normal market conditions, the Puerto Rico Securities Portion will be invested mostly in cash equivalents including repurchase agreements. By investing part of the Equity Portion in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for each Portfolio that approximates the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and (ii) investing all of the assets of the Equity Portion in the assets selected by the Equity Portion Portfolio Manager. No assurance can be given that such strategy will be successful or such results attained. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of each Portfolio directly.

Types of Investments

Equity Securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into the foregoing instruments, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed income features, like a bond, but actually is a form of equity that is senior to a company’s common stock. Convertible securities may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. ADRs typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Preferred Stock. The Existing Portfolios may invest in preferred stock only with respect to its Puerto Rico Securities Portion, while High Grade Portfolio, Income Portfolio I and Income Portfolio II may invest generally. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Dividends may be set at a fixed or variable rate, or through auction or remarketing, and in some circumstances it can be changed or omitted by the issuer.

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The Portfolios may invest in preferred stock and subordinated debt of Puerto Rico issuers that may be unrated or rated below investment grade, provided that either (i) the issuer of such preferred stock or subordinated debt has senior unsecured debt rated investment grade by a nationally recognized statistical rating organization or (ii) if such issuer does not have senior unsecured debt rated investment grade, the Fund’s Investment Adviser determines that such issuer’s senior unsecured debt is of comparable credit quality. The Portfolios also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Puerto Rico Securities Portion (with respect to the Existing Portfolios) or 5% generally of a Portfolio’s total assets.

Futures. The Portfolios may enter into stock index futures contracts that are traded on public exchanges. Under normal market conditions, the Puerto Rico Securities Portion of the Existing Portfolios will be invested mostly in cash equivalents. By investing part of the Equity Portion of any Existing Portfolio in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for the Existing Portfolios that approximates the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and (ii) investing all of the assets of the Equity Portion of an Existing Portfolio in the assets selected by the Equity Portion Portfolio Manager. No assurance can be given that such strategy will be successful or such results attained.

With respect to the Existing Portfolios, this strategy will offer the investor an investment alternative that offers greater exposure to the equity markets while investing 20% of the Portfolio’s assets in Puerto Rico securities. High Grade Portfolio, Income Portfolio I and Income Portfolio II will invest in derivatives, including futures, to a limited extent.

The aggregate margin required to enter into futures contracts will at no time exceed 5% of the value of a Portfolio’s total assets (after taking into account unrealized gains and losses on such futures contracts).

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. By its terms, a futures contract provides for a specified settlement month in which, in the case of futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date and cannot be “exercised” at any other time during their term. However, the vast majority of futures contracts are liquidated in advance by entering into an offsetting transaction.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the futures contract fluctuates, making positions in the futures contract more or less valuable – a process known as “mark-to-market.” Assets committed to futures contracts as margin will be segregated at a Portfolio’s custodian to the extent required by law.

With respect to the existing Portfolios, up to 100% of the Puerto Rico Securities Portion and, under normal market conditions, up to 5% of the Equity Portion may be held from time to time in cash equivalents (e.g., short-term money market securities such as prime-rated commercial paper, certificates of deposit, variable rate demand notes or repurchase agreements). [Up to 100% of High Grade Portfolio, Income Portfolio I and Income Portfolio II may be held from time to time in case equivalents.]

Convertible Securities. Each Existing Portfolio may invest its Equity Portion in convertible securities that are rated as investment grade or, if unrated, are deemed to be of comparable quality by the relevant Equity Portion Portfolio Manager. High Grade Portfolio, Income Portfolio I and Income Portfolio II may invest generally in convertible securities. Investment grade securities rated in the lowest investment grade category are considered to have some speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Equity Portion Portfolio Managers will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

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Convertible securities in which a Portfolio may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Indexed Securities. Although the Portfolios do not presently intend to invest in such securities, the Portfolios are permitted to invest in Standard and Poor’s Depositary Receipts and other similar index securities. Index securities represent interests in a relatively fixed portfolio of common stocks designed to track the price and dividend yield performance of a securities index, such as the Standard & Poor’s 500 Composite Stock Price Index. Such investments will not represent a substantial part of such Portfolio’s investments.

Bankers’ Acceptances. Each Portfolio may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Certificates of Deposit. Each Portfolio may invest in bank certificates of deposit (“CDs”). The Federal Deposit Insurance Corporation (FDIC) is an agency of the U.S. government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $250,000 per insured bank or savings and loan association. Investments in CDs are made only with domestic institutions with assets in excess of $1 billion.

Commercial Paper. Each Portfolio may invest in commercial paper, which includes short-term, unsecured promissory notes, drafts or similar instruments issued by banks, municipalities, corporations and other entities to finance their short-term credit needs, payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

U.S. Government Securities. Each Portfolio may invest in U.S. government securities, including a variety of securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities and reverse repurchase agreements secured thereby. These securities include securities issued and guaranteed by the U.S. government, such as Treasury Bills, Treasury Botes, and Treasury Bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

Warrants. Each Portfolio may purchase rights and warrants, which are instruments that permit a Portfolio to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

Derivatives. Some of the instruments in which the Puerto Rico Securities Portion of each Existing Portfolio may invest may be characterized as “derivatives.” High Grade Portfolio, Income Portfolio I and Income Portfolio II will invest in “derivatives” to a limited extent. As used here, that term also includes structured securities. Derivatives are financial instruments, such as certain mortgage-backed securities, securities options, financial futures contracts, options on futures contracts and swap agreements, whose value is derived from another security, commodity or an index. Derivatives allow the Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. The Portfolios will use derivatives only for hedging purposes.

Structured securities are derivatives that are obligations, or components thereof, that have been specially structured to reflect investment characteristics ordinarily associated with other securities or to have other special rights desired by investors (such as enhanced liquidity, and yields linked to short-term interest rates). Generally, such securities are designed to allow investors to take advantage of expected interest rate trends or to hedge interest rate or other risks.

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Derivatives, including structured securities, because of their increased volatility and potential leveraging effect, may adversely affect Portfolio unitholders. For example, securities linked to an index and inverse floating rate securities may subject a Portfolio to the risks associated with changes in the particular index, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. Even where derivatives are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses (and those losses may exceed the percentage of a Portfolio’s assets actually invested in such instruments). Derivatives on securities generally are used to hedge against both price movements in one or more particular securities positions that the Fund owns or intends to acquire or fluctuations in interest rates. Derivatives on bond indices, in contrast, generally are used to hedge against price movements in broad fixed income market sectors in which the Fund has invested or expects to invest. For example, use of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates, which are the subject of the hedge. The Portfolios are not required to use hedging and may choose not to do so. With regard to structured securities, if the structured securities in which a Portfolio invests behave in a way that the Investment Adviser did not anticipate, or if the structure of the security encounters unexpected difficulties, the Portfolio could suffer a loss. A Portfolio might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in derivatives involving obligations to third parties (i.e., derivatives other than purchase options). If such Portfolio were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Portfolio’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. The Portfolio’s ability to close out a position in a derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Portfolio. Certain hedging strategies in which the Portfolios may engage require registration with the Commodity Futures Trading Commission (CFTC). The Fund, on behalf of the Portfolios, will not use these strategies unless it completes or is exempted from such registration.

Under Rule 18f-4 under the 1940 Act, among other things, a Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

To the extent that the Fund includes derivative instruments as part of any policy required by Rule 35d-1 of the 1940 Act, the Fund will count derivatives based on notional value.

Illiquid Securities. Each Existing Portfolio, with respect to the Puerto Rico Securities Portion, and High Grade Portfolio, Income Portfolio I and Income Portfolio II generally, may invest up to 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, and such Portfolio may continue to hold, without limitation, securities or other assets that become illiquid subsequent to the Portfolio’s investment in them. Illiquid securities face the risk that they may not be readily sold, particularly at times when it is advisable to do so to avoid Portfolio losses. There presently is a limited number of participants in the market for certain Puerto Rico or other assets that may be acquired by the Fund, the disposition of which also may be limited by Puerto Rico and Federal securities laws. As a result of that and other factors, those securities may have periods of illiquidity. The term “illiquid securities” also may include securities subject to contractual restrictions on resale that hinder the marketability of the securities. To the extent such Portfolio owns illiquid securities or other illiquid assets, the Portfolio may not be able to liquidate such investments readily, particularly at a time when it is advisable to do so to avoid losses to the Portfolio and its unitholders.

Repurchase Agreements. The Puerto Rico Securities Portion of each Existing Portfolio may invest in repurchase agreements. High Grade Portfolio, Income Portfolio I and Income Portfolio II may generally invest in repurchase agreements. A repurchase agreement is a transaction in which a Portfolio purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt, so that the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Investment Practices

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The various Portfolios may use a number of professional money management techniques to respond to changing economic and market conditions and to shifts in fiscal and monetary policies. Other general techniques that the various Portfolios may employ are discussed below.

Defensive Positions; Cash Reserves – In order to protect itself from adverse market conditions, a Portfolio may take a temporary defensive position that is different from its normal investment strategy. This means that the Portfolio may temporarily invest a larger-than-normal portion, or even all, of its assets in cash, money market instruments or other temporary investments. It is anticipated that the temporary investments of each Portfolio will be invested in money market funds advised by affiliates of the Investment Adviser. In addition, if the Investment Adviser (with the approval of the Board) selects a new sub-adviser to manage a Portfolio’s investments, the Portfolio may increase its cash reserves to facilitate the transition to the investment style and strategies of the new sub-adviser. Since these investments provide relatively low income, a defensive or transitional position may not be consistent with achieving the Fund’s investment objective. Such investments typically lack the capital appreciation potential of equity securities. While such investments are generally designed to limit losses, they can prevent the Portfolio from achieving its investment objective.

Portfolio Turnover – Each Portfolio may engage in frequent trading to achieve the Portfolio’s investment objective. Normally, frequent trading results in portfolio turnover and increased brokerage costs (high portfolio turnover). The Investment Adviser and the sub-advisers are responsible for the execution of the Portfolio’s portfolio transactions. The execution of transactions under the direction of the Investment Adviser is subject to any such policies as may be established by the Board. Although the Investment Adviser does not have the ability to control the execution of transactions entered into by sub-advisers on behalf of a Portfolio, both the Investment Adviser and the sub-advisers, seek to obtain the best net results for the Portfolios, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution, and operational facilities of the firm involved. While the Investment Adviser and the sub-advisers generally seek the best price in placing orders, the applicable Portfolio may not necessarily be paying the lowest price available. Each of the Investment Adviser and the sub-advisers may allocate among advisory clients, including the Fund and other investment companies for which they act as investment adviser, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for them. There can be no assurance of equality of treatment among the advisory clients according to any particular or predetermined standards or criteria.

Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes, among other variables, in a company’s financial condition and general economic conditions. This is especially true in the case of smaller companies. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

Other Investments

In addition to the principal investment strategies discussed above, the Fund may also invest or engage in the following investments/strategies:

Other Investments. Each Portfolio may invest in affiliated or unaffiliated short-term cash management pooled investment vehicles and may lend its securities to qualified buyers. Each Portfolio also may invest in repurchase agreements, derivative instruments, when-issued and delayed delivery securities with respect to its Puerto Rico Securities Portion for Existing Portfolios, and generally for High Grade Portfolio, Income Portfolio I and Income Portfolio II. In addition, the Fund, on behalf of a Portfolio, may borrow money in an amount up to 5% of such Portfolio’s total assets for temporary purposes and to meet redemptions.

Real Estate Investment Trusts (“REITs”). Each Portfolio may invest in securities of REITs. REITs are entities that invest primarily in commercial real estate or real estate-related loans. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. By investing in REITs indirectly through a Portfolio, investors incur not only the expenses of that Portfolio but also, indirectly, expenses of underlying REITs.

The Portfolios may be subject to certain risks associated with the investments in REITs. REITs may be affected by general economic factors that impact occupancy rates and rent levels of real estate, increases in the supply of available space in the markets in which their properties are located, interest rate levels, uninsured losses, access to capital, changes in the value of

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their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for its special tax treatment under the U.S. Code or its failure to maintain exemption from registration under the 1940 Act.

Other Investment Companies. Each Portfolio may invest, to the extent consistent with applicable law, in other investment companies including exchange traded funds and affiliated or unaffiliated money market funds. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

Unlike traditional mutual funds, the shares of exchange traded funds are bought and sold based on market values throughout each trading day. For this reason, shares may trade at a premium or a discount to their net asset value. If an exchange traded fund held by a Portfolio trades at a discount to net asset value, the Portfolio could lose money even if the securities held by the exchange traded fund appreciate in value.

Mortgage-Backed Securities. Each Portfolio may invest in mortgage-backed securities, including those which are “pass-through” securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Portfolio. The value of mortgage-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, mortgage-backed securities differ from traditional fixed income securities because of their potential for prepayment without penalty. The price paid by the Portfolio for its mortgage-backed securities, the yield the Portfolio expects to receive from such securities, and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying mortgages. In a period of declining interest rates, borrowers may prepay the underlying mortgages more quickly than anticipated, thereby reducing the yield to maturity and the average life of the mortgage-backed securities. Moreover, when a Portfolio reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.

To the extent that a Portfolio purchases mortgage-backed securities at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If the Portfolio buys such securities at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying mortgages may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a long-term security. Since long-term securities generally fluctuate more widely in response to changes in interest rates than do short-term securities, maturity extension risk could increase the inherent volatility of the Portfolio.

Asset-Backed Securities. Each Portfolio may invest in asset-backed securities. Similar to mortgage-backed securities, principal and interest payments made by the borrower on the underlying assets (in this case, assets such as credit card receivables) are passed through to the Portfolio. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for extension and/or prepayment, which presents risks like those in mortgage-backed securities. In the case of many asset-backed securities, however, the prepayment rates on the underlying assets have historically been less influenced by market interest rate fluctuations than those of mortgage-backed securities and therefore have been more stable.

Investments in Affiliated Short-Term Cash Management Pooled Investment Vehicles. Available cash balances may be automatically invested in taxable money market mutual funds, which are, as permitted by law, affiliated with the Portfolio, the Investment Adviser and for which UBS affiliates may receive compensation for services in addition to the fees charged by the Fund.

Principal Risks

The following is a summary discussion of the principal risks of investing in a Portfolio. Risk is inherent in all investing. There can be no guarantee that a Portfolio will meet its investment objective or that the performance of such Portfolio will be positive

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for any period of time. You may lose money by investing in a Portfolio. An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment and Market Risk. The Portfolios’ investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general. Because a Portfolio invests in investment securities, a Portfolio’s net asset value may fluctuate due to market conditions, and as a result you may experience a decline in the value of your investment in a Portfolio and you may lose money.

An investment in the Units is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain and could affect companies worldwide. Recent examples include an outbreak of respiratory disease caused by a novel coronavirus (COVID-19) that was first detected in December 2019 and developed into a global pandemic. This pandemic resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty for a period of time. The impact of this outbreak adversely affected the economies of many nations and the entire global economy and impacted individual issuers and capital. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. The duration of any such outbreak and its effects cannot be determined with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk. The performance of each Portfolio is highly dependent on the expertise and abilities of the Investment Adviser and its respective sub-adviser, or any sub-adviser hired directly by the Investment Adviser, as applicable. The death, incapacity or retirement of its portfolio management team or a key member thereof could adversely affect a Portfolio’s performance. There is no assurance that the investment approach used by the Investment Adviser or any or all of the sub-advisers or any sub-advisers retained in the future will be successful, and certain Portfolios may be more or less successful than others. The overall success of investing in the Fund may depend on your ability to choose successfully from among the Portfolios.

An investment in the Units offered by the Fund is designed primarily, and is suitable only, for long-term investors and therefore may not be suitable for all investors. Further, an investment in the Fund is not equivalent to an investment in the underlying securities of the Fund and investors in the Units should not view the Fund as a vehicle for trading purposes.

Conflicts of Interest Risk. Each Portfolio, subject to applicable law, may invest in securities issued by affiliates of the Investment Adviser and the Fund, or make deposits with those affiliates. In addition, each Portfolio generally may invest in equity securities using UBS Financial Services Inc. or other affiliates of the Investment Adviser as broker, subject to applicable law. A Portfolio’s use of an affiliated sub-adviser (or, for temporary investment, affiliated cash management vehicles, including affiliated money market funds) will cause an increase in the overall compensation and profitability of the Fund to the Investment Adviser and its affiliates.

The Investment Adviser, its affiliates, and certain of its employees may have and make investments with or engage in other transactions with certain of the sub-advisers or with portfolio managers that may be retained by the Fund or the sub-advisers now or in the future. The Investment Adviser and the Fund may have an incentive to select and retain sub-advisers, as well as sub-advisers retained directly by the Investment Adviser, with which they make such investments or have other business relationships as opposed to other available investment managers.

As a result of the transactions and other dealings referred to above, the interests of the Investment Adviser may conflict with those of the Fund or a particular Portfolio or Portfolios.

In addition, while the Investment Adviser, the sub-advisers, and any other such sub-advisers as the Investment Adviser may retain, will seek to allocate potential investments among the Fund and their other advisory clients in an equitable manner, and the procedures used may on occasion adversely affect one or more Portfolios or the Fund as a whole.

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Equity Risk. Common stocks and other equity securities generally are the riskiest investments in a company, and their prices fluctuate more than those of other investments. They reflect changes in the issuing company’s financial condition and changes in overall market and economic conditions. It is possible that a Portfolio investing in equity securities may lose a substantial part, or even all, of its investment in a company’s stock.

Foreign Securities Risk. The International Portfolio I invests primarily in ADRs representing interests in securities of foreign issuers. While ADRs are not necessarily denominated in the currencies of the foreign securities that they represent, they are subject to many of the risks associated with foreign securities. Such risks can increase the chances that the applicable Portfolios will lose money. These risks include difficulties in pricing securities, defaults on foreign government securities, difficulties enforcing favorable legal judgments in foreign courts and political and social instability. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Risks Associated with Investment in Puerto Rico Securities. Under normal conditions, each Existing Portfolio will invest the Puerto Rico Securities Portion in cash equivalents, while High Grade Portfolio, Income Portfolio I and Income Portfolio II may do so generally. However, to the extent the Portfolios invest in other Puerto Rico securities, they will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. Each Portfolio’s ability to comply with certain legal and regulatory investment requirements is dependent upon the availability of securities of Puerto Rico issuers.

As a result, changes in the market value of a single investment in each Portfolio could cause significant fluctuations in the Portfolio’s net asset value. Because market risk may affect a single issuer, industry (such as a Puerto Rico financial institution), or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. In addition, certain Puerto Rico securities may have periods of illiquidity. These factors may affect a Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by a Portfolio in such securities is subject to their availability in the open market. [Since July 2013, the Puerto Rico bond market has been experiencing a period of volatility, with Puerto Rico bonds trading at lower prices and higher yields.]

The obligations of certain issuers of Puerto Rico securities (and of fixed-income securities generally) are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In the event of a bankruptcy of such an issuer, a Portfolio could experience delays and limitations with respect to the collection of principal and interest on such securities, and in some circumstances, the Portfolio might not be able to collect all principal and interest to which it is entitled. In addition, enforcement of the Portfolio’s rights in the event of a payment default by an issuer might increase the Portfolio’s operating expenses.

Loss of Tax Benefits Risk. Unitholders of the Fund who cease to be Puerto Rico Residents (as defined below) may lose certain tax benefits that had previously been available to them and Portfolio distributions will likely be taxable for such unitholders.

Futures. Each Existing Portfolio may invest a portion of its Equity Portion in futures contracts in the relevant stock index for that Portfolio, while High Grade Portfolio, Income Portfolio I and Income Portfolio II may do so generally. There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolios plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. If there is no liquid market, then the entire Equity Portion will be invested with the Equity Portion Portfolio Manager pursuant to the investment strategy that it employs for a particular Portfolio, and the Puerto Rico Securities Portion will remain invested mostly in cash equivalents. As a result, the risk and return profile of the relevant Portfolio will no longer approximate the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as benchmark for the relevant investment strategy and (ii) investing all of the assets of the Equity Portion in the assets selected by the Equity Portion Portfolio Manager. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market

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imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Also, the Portfolio will not be able to replicate exactly the performance of the relevant stock index because of the operational fees and expenses that the Portfolio may incur or because of the temporary unavailability of certain of the securities underlying the index.

Because of the low margin deposits required, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if, at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transactions costs if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Portfolio, however, would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Each Portfolio will enter into futures contracts in the stock index which reflects the investment strategy of the relevant Portfolio. By investing in futures contracts, the Investment Advisor is attempting to achieve a return and risk profile for the Portfolio that approximates the result that might be achieved by (i) investing all of the assets of the Puerto Rico Securities Portion in the securities comprising the relevant stock index and (ii) investing all of the assets of the Equity Portion of each Portfolio in the applicable funds selected by the Equity Portion Portfolio Manager, while still investing 20% of its assets in Puerto Rico assets. However, the Portfolios will not be able to replicate exactly the performance of the relevant stock index because of the operational fees and expenses that each Portfolio may incur or because of the temporary unavailability of certain of the securities underlying the index.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit of several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Futures contracts are purchased in minimum sizes, which are determined by the applicable exchange. As a result, it is possible that the Portfolio will not have sufficient assets to purchase the minimum amount of futures contracts. In addition, the minimum size requirement may result in an exposure to futures contracts which is somewhat greater, or less than, the result that would be achieved if the assets of the Puerto Rico Securities Portion were invested in the securities comprising the relevant stock index.

Derivatives Risk. Each Portfolio’s use of derivatives increases such Portfolio’s exposure to the following risks:

•	Volatility Risk — A risk of a Portfolio’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

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Illiquid Securities Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of a Portfolio to sell or otherwise close a derivatives position could expose the Portfolio to losses and could make derivatives more difficult for the Portfolio to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

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Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Portfolio realizes from its investments.

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•

Regulatory Risk — Derivative contracts are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Portfolio and may be required by applicable regulations to collect initial margin from the Portfolio. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

Under Rule 18f-4 under the 1940 Act, among other things, the Portfolio must either use derivatives in a limited manner or adopt a full derivatives risk management program and adhere to an outer limit on fund leverage risk based on value-at-risk.

Credit and Interest Rate Risks. The investment by the Portfolios in bonds and other income-producing securities, such as preferred stock, are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of a Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. One or more of the Portfolios may be non-diversified, in that it invests in securities of a smaller number of issuers. In that event, the Portfolio’s risk is increased because developments affecting an individual issuer may have a greater impact on the Portfolio’s performance.

It is also possible that two or more Portfolios in which you invest may on occasion take substantial positions in the same security or group of securities at the same time. A possible lack of diversification caused by these factors could result in rapid changes in the value of your investment.

Fixed Income Securities Generally. The yield on fixed income securities like the type that the Portfolio may invest in depends on a variety of factors, including general market conditions for such securities, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the security. Generally, the longer the maturity of those securities, the higher its yield and the greater the changes in its yields both up and down. The market value of fixed income securities normally will vary inversely with changes in interest rates. The unique characteristics of certain types of securities also may make them more sensitive to changes in interest rates.

Certain issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors that may result in delays and costs to the Portfolio if a party becomes insolvent. It is also possible that, as a result of litigation or other conditions, the power or ability of such issuers to meet their obligations for the repayment of principal and payment of interest, respectively, may be materially and adversely affected.

Municipal Obligations Risk. Certain of the municipal obligations in which the Portfolio may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

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Mortgage-Backed Securities Risk. Mortgage-backed securities have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Portfolio may receive principal repayments on these securities earlier or later than anticipated by the Portfolio. In the event of prepayments that are received earlier than anticipated, the Portfolio may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions and homeowner mobility. Generally, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. The decrease in the rate of prepayments during periods of rising interest rates results in the extension of the duration of mortgage-backed securities, which makes them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). Since a portion of the assets of the Fund may be invested in mortgage-backed securities, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. In addition, mortgage-backed or other securities issued or guaranteed by FNMA, FHLMC or a Federal Home Loan Bank are supported only by the credit of these entities and are not supported by the full faith and credit of the U.S.

CMO Risk. CMOs exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Illiquid Securities Risk. Each Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that a Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that each Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Puerto Rico Securities Portion of each Existing Portfolio and generally up to the limit noted above with respect to High Grade Portfolio, Income Portfolio I and Income Portfolio II.

Repurchase Agreement Risk. The Puerto Rico Securities Portion of each Existing Portfolio, and High Grade Portfolio, Income Portfolio I and Income Portfolio II generally, may invest in securities as part of a repurchase agreement, where such Portfolio buys a security from a counterparty, which agrees to repurchase the security at a mutually agreed upon time and price in a specified currency. If a counterparty to a repurchase agreement defaults, a Portfolio may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of default, instead of the contractual fixed rate of return, the rate of return to a Portfolio will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest on the underlying securities. In that event, a Portfolio would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

Other Investment Companies. Each Portfolio may invest, to the extent consistent with applicable law, in other investment companies including exchange traded funds and affiliated or unaffiliated money market funds. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory and administration fees, of such investment companies and there will be a layering of certain fees and expenses.

Unlike traditional open-end mutual funds, the shares of exchange traded funds are bought and sold based on market values throughout each trading day. For this reason, shares may trade at a premium or a discount to their net asset value. If an exchange traded fund held by a Portfolio trades at a discount to net asset value, the Portfolio could lose money even if the securities held by the exchange traded fund appreciate in value.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio to the fullest extent possible. The Fund intends that unitholders of a specific Portfolio have the exclusive right to the assets, income, gains and profits derived from that Portfolio. Additionally, the expenses, deductions and costs properly attributable or allocated to each Portfolio, including any administrative and portfolio management fees, will be deducted only from the assets of such Portfolio. The Fund also intends that creditors of any Portfolio only will have recourse to the assets in that Portfolio. There can be no assurance, however, that

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efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Sub-Adviser Oversight Risks. Because each sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the applicable Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of a Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the sub-advisers.

Mid and Small Cap Company Risk. The Mid Cap Core I Portfolio and the Small Cap Core I Portfolio may invest to a significant degree in common stocks of mid and small cap companies, respectively. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources. In general, these risks are greater for small cap companies than for mid cap companies.

ESG Considerations Risk. The Equity Portion Portfolio Manager generally give consideration to environmental, social, and/or governance (“ESG”) criteria when evaluating investment opportunities for the Portfolio, consistent with each Portfolio’s investment objective and Principal Investment Strategies. The Equity Portion Portfolio Manager may give consideration to ESG criteria including, but not limited to, impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy. The application of ESG criteria may result in the Portfolio (i) having exposure to certain securities or industry sectors that are different than the composition of the Portfolio’s benchmark; and (ii) performing differently than the Portfolio’s benchmark or other funds and strategies in the Portfolio’s peer group that do not take into account ESG criteria or use different ESG criteria or ESG investment strategies. In addition, sectors and securities of companies that meet the ESG criteria may shift into and out of favor depending on market and economic conditions. The consideration of ESG criteria may adversely affect a Portfolio’s performance.

Derivatives risk: A small investment in derivatives, such as futures contracts, could have a potentially large impact on the Portfolio’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Portfolio’s use of derivatives may result in losses to the Portfolio. Derivatives in which the Portfolio may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Portfolio will not correlate with the underlying assets or the Portfolio’s other investments in the manner intended.

Swap and other Transactions with Counterparties. The Portfolio may engage in swap and other financial transactions directly with other counterparties. This subjects the Portfolio to the credit risk that a counterparty will default on an obligation to the Portfolio. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Additional Risks

When-Issued Securities and Delayed Delivery Transactions. Each Existing Portfolio with respect to its Puerto Rico Securities Portion, and High Grade Portfolio, Income Portfolio I and Income Portfolio II generally, may invest in securities on a when-issued or delayed delivery basis. The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time a Portfolio enters into a transaction on a when-issued or delayed delivery basis, it will segregate with the custodian cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored weekly to ensure that their marked to market value will at all times exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered, and the Portfolio may incur a loss. Investments in when-issued securities or delayed delivery transactions may be considered to be leverage and accordingly may be subject to the Portfolio limitations on leverage and subject to Rule 18f-4 under the 1940 Act.

Valuation Risk. There may be few or no dealers making a market in certain securities in which the Portfolios invest, particularly with respect to fixed-income securities of Puerto Rico issuers. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Fund’s Investment Adviser or sub-advisers. It therefore may be particularly

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difficult to value those securities. In addition, since fees paid to the Investment Adviser or to a sub-adviser are based on the value of assets, there could be a conflict of interest in providing valuation information. Any inaccuracies in valuation could cause dilution of a Portfolio’s Unit value if Units of such Portfolio are purchased or redeemed at a higher or lower than accurate price.

In addition, to the extent that a sub-adviser of a given Portfolio must provide valuation information to the Fund in connection with valuing the assets of such Portfolio, the accuracy of the Portfolio’s valuation could be affected by factors outside the Fund’s or the Investment Adviser’s control.

Securities Lending. Although the Fund does not presently intend to engage in securities lending, the Portfolios are permitted to lend their securities in order to generate additional income pursuant to agreements that require that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government or its agencies equal to at least 100% of the market value of the loaned securities. Collateral is marked to market weekly. There may be risks of delay in recovery of the securities or even loss of rights in the collateral, among other things, should the borrower of the securities fail financially or become insolvent or if investments made with cash collateral are unsuccessful.

Borrowings. The Fund, on behalf of each Portfolio, is permitted to borrow up to 5% of a Portfolio’s total assets from banks, including affiliates of the Fund, or other financial institutions, for temporary or emergency purposes, including to meet redemptions of such Portfolio’s Units. Borrowing by a Portfolio would create leverage and would entail speculative factors similar to those applicable to the issuance of preferred units, commercial paper or other debt securities. If borrowings are made on a secured basis, the custodian will segregate the pledged assets of such Portfolio for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

Changes in Applicable Law. On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174), which contains an amendment to the 1940 Act to repeal the exemption from its coverage of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession. The bill amends the 1940 Act by eliminating the exemption provided to U.S. possessions under its Section 6(a)(1). The repeal of the exemption took effect on or about May 24, 2021, and it is for this reason that the Fund registered under the 1940 Act.

Recognizing the aforementioned amendment to the 1940 Act, on September 4, 2019, the Puerto Rico Treasury Department (“PRTD”) issued Administrative Determination No. 19-04 (“AD No. 19-04”). Said pronouncement provides that to the extent an investment company that also has its principal office in Puerto Rico is registered with the SEC under the 1940 Act, such investment company and its investors will enjoy the benefits included in the Puerto Rico Internal Revenue Code of 2011, as amended (“Puerto Rico Code”), as if such investment company were registered under the Puerto Rico Investment Companies Act of 2013 or the Puerto Rico Investment Companies Act of 1954, as amended.

On August 14, 2020, the Governor of Puerto Rico signed into law Act No. 107-2020 and known as the “Puerto Rico Municipal Code of Puerto Rico” (the “PRMC”). In general, the PRMC codifies into one piece of legislation different laws related to the administration and powers of the municipalities, including the imposition of municipal taxes such as municipal license taxes and property taxes. In terms of municipal taxation, the PRMC repealed the Municipal Property Tax Act of 1991, as amended, and the Municipal License Tax Act of 1974, as amended, and such taxes are now imposed under the PRMC. The PRMC became effective immediately upon its enactment.

Legislation affecting Puerto Rico securities, assets other than Puerto Rico securities, Puerto Rico and U.S. investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Puerto Rico Legislature and the U.S. Congress. Similarly, regulations and interpretations thereof are continually being considered by the SEC. No assurance can be given that legislation enacted or regulations promulgated after the date hereof will not have an adverse effect on the operations of the Fund, the economic value of the Units, or the tax consequences of the acquisition or redemption of the Units.

Cybersecurity Risk. The Fund, like other business organizations, is susceptible to operational, information security and related risks through breaches in cybersecurity. In general, cybersecurity failures or breaches of the fund or its service providers or the issuers of securities in which the fund invests may result from deliberate attacks or unintentional events and may arise from external or internal sources. Cybersecurity breaches may involve unauthorized access to the fund’s digital information systems (e.g., through “hacking” or malicious software coding) but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). Cybersecurity failures or breaches affecting the

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Investment Adviser or any other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund unitholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cybersecurity breaches in the future.

Russia-Ukraine Conflict. The Russian Federation invaded Ukraine on February 24, 2022. Geopolitical tensions have risen significantly in response and the United States, the United Kingdom, European Union member states, and other countries have imposed economic sanctions on the Russian Federation, parts of Ukraine, as well as various designated parties. As further military conflicts and economic sanctions continue to evolve, it has become increasingly difficult to predict the impact of these events or how long they will last. Depending on direction and timing, the Russian Federation-Ukraine conflict may significantly exacerbate the normal risks associated with the Fund and its Portfolios, and result in adverse changes to, among other things: (i) general economic and market conditions; (ii) shipping and transportation costs and supply chain constraints; (iii) interest rates, currency exchange rates, and expenses associated with currency management transactions; (iv) demand for investments; (v) available credit in certain markets; (vi) import and export activity from certain markets; and (vii) laws, regulations, treaties, pacts, accords, and governmental policies. Economic and military sanctions related to the Russian Federation-Ukraine conflict, or other conflicts, have the potential to gravely impact markets, global supply and demand, import/export policies, and the availability of labor in certain markets. There is no guarantee that such sanctions and economic actions will abate or that more restrictive measures will not be put in place in the near term. Moreover, it is expected that the Russian Federation-Ukraine military conflict could spark further sanctions and/or military conflicts which will impact other regions. The foregoing could seriously impact the Fund’s operations, its ability to realize its investment objectives in a timely manner, and the performance of the Portfolios.

Political and Other Risk. Political, legal or regulatory developments in Puerto Rico and in the United States or changes in the applicability of existing laws to the Fund could adversely affect the tax-exempt status of interest paid on securities or the tax-exempt status of that portion of the Fund’s dividends that are tax-exempt. These developments could also cause the value of the Fund’s investments and therefore, the Units, to fall or jeopardize the continued viability of the Fund, resulting, in either case, in a possible loss to unitholders.

Changes in United States Tax Law; No US Federal Tax Ruling. Under regulations issued under Section 937(b) of the U.S. Code, income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” Based on the current language of the regulations and the guidance offered therein, an investment in the Units would not be expected to be considered a conduit arrangement, and in accordance with this interpretation, the source of dividends on the Units would be expected to be treated as income from sources within Puerto Rico. The Fund does not plan to request a ruling from the IRS with respect to the U.S. federal income tax treatment to be accorded to an investment in the Units, and no assurance can be given that the IRS or the courts will agree with the tax treatment described herein. You should read carefully the section entitled “Dividends and Taxes” herein for a more detailed description of the tax implications an investment in the Units entails. You should also consult your tax advisor about your tax situation.

U.S. Federal Tax Law; FATCA Rules. Sections 1471 through 1474 of the U.S. Code (commonly known as “FATCA”) interpreted by the corresponding regulations, impose a 30% withholding tax at the source upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (each, a “NFFE”), unless certain certification and reporting requirements are satisfied by such NFFE, including providing information with respect to its respective investors. The regulations issued by the U.S. Treasury and the IRS, provide that the Fund is to be treated as a NFFE. Accordingly, the Fund will be required to provide the payors of such income (except with respect to certain grandfathered obligations) certain information with respect to its investors, and the payors would have been required to disclose such information to the IRS. However, the Fund elected to be treated as a direct reporting NFFE and, as such, it is required to provide such information directly to the IRS (instead of providing it to such payors) by filing Form 8966 with the IRS on or before March 31st of each year.

If the Fund were to be unable to provide such investor information to its payors or otherwise fail or be unable to comply with the legal and regulatory requirements of the U.S. Code, the Fund’s U.S. source income may be reduced, inasmuch as it would be subject to such 30% withholding tax at the source. This reduction may negatively affect the amount of dividends that may be distributed by the Fund or the Fund’s net asset value.

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U.S. Federal Tax Law; 30% Withholding on Dividends From sources Within the United States. Dividends from sources within the United States received by the Fund may qualify for a 10% U.S. federal income tax rate if it meets certain requirements of the U.S. Code. If the Fund claims the application of the 10% rate and does not meet these requirements, then the dividends would be subject a 30% U.S.  federal income tax.

Information on Directors and Executive Officers

The overall management of the business and affairs of the Fund is vested in the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Adviser, Administrator, UBS Financial Services Inc. (the “Distributor”), Custodian and Transfer Agent. The day-to-day operations of the Fund have been delegated to UBS Trust Company of Puerto Rico, in its capacity as Administrator (in such capacity, the “Administrator”), subject to the Fund’s investment objective and policies and to general supervision by the Board.

The Board

The Board consists of seven Directors. Six of these are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”), and one was considered an “Interested Director” of the Fund as a result of his employment as an officer of the Fund, the Fund’s Investment Adviser or an affiliate thereof. The number of members of the Board may be changed by resolution of the Board.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Dividend Committee and the Nominating Committee.

Audit Committee. The Board has adopted a written Audit Committee Charter, and the role of the Audit Committee is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. The Audit Committee has three members, Messrs. Cabrer and Pellot and Ms. Perez, all of whom are Independent Directors. The Independent Directors who are Audit Committee members are represented by independent legal counsel in connection with their duties. The Audit Committee does not have an audit committee financial expert due to the scarcity of individuals with such expertise in the Puerto Rico financial services market who are also able to serve as directors of the Fund. The Audit Committee met [ ] times during the fiscal year ended March 31, 2025.

Dividend Committee. The role of the Dividend Committee is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, two of whom are Independent Directors (Messrs. Cabrer, and Pellot) and one who is an Interested Director (Mr. Ubiñas). The Dividend Committee met [ ] times during the fiscal year ended March 31, 2025. The Dividend Committee sets dividends by unanimous consent.

Nominating Committee. Pursuant to the adoption of a written charter, the Fund has created a Nominating Committee. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors and to recommend its nominees for consideration by the full Board. The Nominating Committee has three members, all of whom are Independent Directors (currently, Messrs. Cabrer, Nido and Pellot). The Independent Directors who are Nominating Committee members are represented by independent legal counsel in connection with their duties. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund unitholders as it deems appropriate. Unitholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Nominating Committee met [ ] times during the year ended March 31, 2025.

Independent Directors

Certain biographical and other information relating to the Independent Directors is set forth below, including their year of birth and their principal occupations for at least five years.

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Name, Year of Birth and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Agustin Cabrer (1948)	Director	Director since 2003

President of Antonio Roig Sucesores (land holding enterprise with commercial properties), since 1995; President of Libra Government Building, Inc. (administration of courthouse building), since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting), since 2019; and Director of V. Suarez & Co. (food and beverage distribution company), since 2002.

				20 Funds Consisting of 28 Portfolios	None
Carlos Nido (1964)	Director	Director since 2007

President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under Puerto Rico Law 185, investing primarily in feature films and healthcare, since 2015; President and Executive Producer of Piñolywood Studios LLC; member of the Board of Directors of Grupo Ferré Rangel, GFR Media, LLC, and B. Fernández & Hnos. Inc.

				20 Funds Consisting of 28 Portfolios	None
J. Gabriel Pagan Pedrero (1953)	Director	Director since 2026	Vice President of Insular Construction and Supply Company Inc. since 1984.	19 Funds Consisting of 27 Portfolios	None
Luis M. Pellot (1948)	Director	Director since 2003	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (a legal services business), since 1989.	20 Funds Consisting of 28 Portfolios	None
Clotilde Pérez (1951)	Director	Director since 2009	Corporate development consultant since 2022; Member of the Board of Directors of Campofresco Corp. since 2012; and Partner of Infogerencia Inc. since 1985.	20 Funds Consisting of 28 Portfolios	None
Jorge I. Vallejo (1954)	Director	Director since 2026

Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

				19 Funds Consisting of 27 Portfolios	3 Funds Managed by Popular Asset Management

*	The address of the Independent Directors is c/o UBS Trust Company of Puerto Rico — 250 Muñoz Rivera Avenue, Tenth Floor, San Juan, Puerto Rico 00918.
**

Each Independent Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed; provided that, any Director that has reached eighty-five years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension. Each Officer is annually elected by, and serves at the pleasure of, the Board of Directors.

Interested Directors and Officers

Certain biographical and other information relating to the Interested Director(s) and to the officers of the Fund is set forth below including their year of birth, their principal occupations for at least the last five years, the length of time served and the total number of Affiliated Funds overseen by them.

Name, Year of Birth and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held

Carlos V. Ubiñas*** (1954)	Interested Director, Chairman of	Director since 2003, Chairman of the Board of	Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International.	15 Funds Consisting of 23 Portfolios	N/A

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Name, Year of Birth and Address*	Position(s) Held with the Fund	Term of Office and Length of Time Served (or Year Service Began)**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
	the Board and President	Directors since 2012 and President since 2015
Liana Loyola (1961)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	N/A	N/A
Jose Grau (1963)	Treasurer	Treasurer since 2025

Chief Financial Officer of UBS Financial Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.

				N/A	N/A
Luz Nereida Colon (1974)	Chief Compliance Officer	Chief Compliance Officer since 2013	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the UBS Family of Funds.	N/A	N/A
Heydi Cuadrado (1980)	Vice President	Assistant Treasurer and Vice President since 2025	Director of UBS Trust Company of Puerto Rico, since March 2012.	N/A	N/A
Edward Ramos (1967)	Vice President	Vice President since 2025	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	N/A	N/A
Maria Vilaro (1962)	Vice President	Vice President since 2025	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	N/A	N/A

* The address of the Interested Director and Officers of the Fund is c/o UBS Trust Company of Puerto Rico, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

** Each Interested Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five years of age, or until he or she shall have resigned or been removed; provided that, any Director that has reached eighty-five years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such Director was assigned to and (ii) one (1) additional term of such class, provided all the other Directors vote in favor of either term of extension. Each Officer is annually elected by, and serves at the pleasure of, the Board of Directors.

*** Considered an “Interested Director” as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment with the Fund’s investment adviser, or an affiliate thereof.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business and professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot

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Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Agustin Cabrer

Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos Nido

Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

J. Gabriel Pagan Pedrero

Mr. Pagan Pedrero is Vice President of Insular Construction and Supply Company Inc. since 1984.

Clotilde Pérez

Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Jorge I. Vallejo

Mr. Vallejo has been Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Carlos V. Ubiñas

Mr. Ubiñas has been Chairman of the Board of Directors of UBS Trust Company of Puerto Rico, since 2023; prior to that he was CEO and Chairman of UBS Financial Services Incorporated of PR and Head of UBS International. Mr. Ubinas is an Interested Director as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment with the Fund’s investment adviser, or an affiliate thereof.

Leadership Structure and Oversight Responsibilities of the Board

The Board is responsible for overseeing the Investment Adviser’s management and operations of the Fund pursuant

SAI - 31

to an Investment Advisory Agreement. Directors also have significant responsibilities under the federal securities laws. Among other things, they

•	oversee the performance of the Fund;

•	monitor the quality of the advisory and shareholder services provided by the Investment Adviser;

•	review annually the fees paid to the Investment Adviser for its services;

•	monitor potential conflicts of interest between the Fund and the Investment Adviser;

•	monitor distribution activities, custody of assets and the valuation of securities; and

•	oversee the Fund’s compliance program.

In performing their duties, Directors receive detailed information about the Fund and the Investment Adviser on a regular basis and meet at least quarterly with management of the Investment Adviser to review reports relating to the Fund’s operations. The Directors’ role is to provide oversight and not to provide day-to-day management.

The Chairman of the Board is an interested person of the Fund as that term is defined under Section 2(a)(19) of the 1940 Act because of his affiliation with the Investment Adviser. The remaining Directors and their immediate family members have no affiliation or business connection with the Investment Adviser, the Fund’s principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Investment Adviser or the Fund’s principal underwriter.

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Investment Adviser. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Agustin Cabrer, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

Risk Oversight by the Board

As mentioned above, the Board oversees the management of the Fund and meets at least quarterly with management of the Investment Adviser to review reports and receive information regarding the Fund’s operations. Risk oversight relating to the Fund is one component of the Board’s oversight and is undertaken in connection with the duties of the Board. As described above, the Board’s committees assist the Board in overseeing various types of risks relating to the Fund. The Board receives reports from committees regarding their areas of responsibility and, through those reports and its interactions with management of the Investment Adviser during and between meetings, analyzes, evaluates, and provides feedback on the Investment Adviser’s risk management process. In addition, the Board receives information regarding, and has discussions with senior management of the Investment Adviser about, the Investment Adviser’s risk management systems and strategies. The Fund’s Chief Compliance Officer (“CCO”) reports to the Board at least quarterly regarding compliance and legal risk concerns. In addition to quarterly reports, the CCO provides an annual report to the Board in accordance with the Fund’s compliance policies and procedures. The CCO regularly discusses relevant compliance and legal risk issues affecting the Fund during meetings with the Independent Directors. The CCO updates the Board on the application of the Fund’s compliance policies and procedures and discusses how they mitigate risk. The CCO also is in charge of reporting to the Board regarding any problems associated with the Fund’s compliance policies and procedures that could expose the Funs to risk. There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board.

Compensation of Directors

Each Independent Director receives a stipend from the Fund of $1,000 for attendance at each Board meeting, up to $500 for attendance at each special Board meeting, and $500 for attendance at each Audit Committee meeting. The Independent Directors do not receive retirement or other benefits as part of their compensation. The following table sets forth the

SAI - 32

compensation earned by the Independent Directors from the Fund and the total compensation paid to them by the Affiliated Funds for the fiscal year ended March 31, 2025.

Name of Independent Director	Aggregate Compensation from Fund	Retirement Benefits Accrued	Annual Benefits Upon Retirement	Total Compensation from Affiliated Funds Paid to Independent Directors
Agustin Cabrer	$[ ]	N/A	N/A	$[ ]
Carlos Nido	$[ ]	N/A	N/A	$[ ]
J. Gabriel Pagan Pedrero	$[ ]	N/A	N/A	$[ ]
Luis M. Pellot	$[ ]	N/A	N/A	$[ ]
Clotilde Pérez	$[ ]	N/A	N/A	$[ ]
Jorge I. Vallejo	$[ ]	N/A	N/A	$[ ]

Beneficial Ownership of Equity Securities in the Fund and Affiliated Funds by each Director

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2025:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds (including funds in the Fund Complex)

Agustin Cabrer	[None	[ ]

J. Gabriel Pagan Pedrero	None	[ ]

Carlos Nido	None	[ ]

Luis M. Pellot	None	[ ]

Clotilde Pérez	None	[ ]

Carlos V. Ubiñas	None	[ ]

Jorge I. Vallejo	None	[ ]

José J. Villamil	None]	[ ]

As of December 31, 2025, the Directors of the Fund as a group beneficially owned an aggregate of less than [1%] of the Fund’s outstanding Units. [As of December 31, 2025, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with such entities.]

As of December 31, 2025, none of the other directors and officers of the Fund have entered into any material transactions with the Fund; provided, however, that certain of the Directors and officers of the Fund are employees of entities which have entered into material agreements with the Fund, as described herein.

Indemnification of Directors and Officers

The Fund has obtained directors’ and officers’ liability insurance for its Directors and officers. The Fund’s Deed of Trust contains a provision that exempts Directors from personal liability for monetary damages to the Fund or its unitholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico Trust Act. The Fund has also agreed to indemnify its Directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Funds or their unitholders that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Management, Advisory and Other Service Arrangements

Investment Advisory Arrangements

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Subject to the oversight of the Board, investment advisory services are provided to the Existing Portfolios by the Investment Adviser, UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, pursuant to an investment advisory contract (the “Existing Advisory Agreement”). Subject to the oversight of the Board, investment advisory services are provided to the New Portfolios by the Investment Adviser, [    ], a division of [    ], pursuant to an investment advisory contract (together with the Existing Advisory Agreement, the “Advisory Agreement”). The Investment Adviser may also engage affiliated or non-affiliated sub-advisers. As compensation for its investment advisory services and pursuant to the Advisory Agreement, each Existing Portfolio pays the Investment Adviser an advisory fee at an annual rate of 1.00% based on such Portfolio’s average weekly net assets. For the fiscal year ended, March 31, 2025, each Existing Portfolio paid, the Investment Adviser a fee equal to 0.40% of such Portfolio’s average weekly net assets. The Investment Adviser directly pays any fees of the Equity Portion Portfolio Managers out of its advisory fees. High Grade Portfolio, Income Portfolio I and Income Portfolio II pay the Investment Adviser an advisory fee at an annual rate of [ ]% based on such Portfolio’s average daily gross assets.

UBS Trust Company of Puerto Rico (“UBS TCPR”) and the Fund have entered into an agreement (the “Expense Limitation Agreement”) whereby UBS TCPR agrees to reduce its compensation as set forth in the Investment Advisory Agreement and assume all or a portion of the ordinary operating expenses of the Fund (excluding, if applicable, distribution and service (Rule 12b-1) fees, taxes, leverage, interest, brokerage commissions, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses (“Other Expenses”)) to the extent necessary to maintain the Fund’s total annual fund operating expenses less Other Expenses at a level which is no greater than 1.75% of the daily gross assets attributable to each class of the Fund, subject to future reimbursement by the Fund. The Fund may have to repay some of these waivers and/or reimbursements during the following three years. Any such repayment period is limited to three years from the date of the waiver/reimbursement. Any repayment by the Fund to the Administrator will not cause the Fund’s expenses to exceed (i) the expense limitation at the time the fees are waived or (ii) the expense limitation in effect at the time of such reimbursement. The Expense Limitation Agreement is effective through June 30, 2026.

As of December 31, 2025, the Investment Adviser serves as investment adviser to funds with combined portfolio assets of approximately $1.4 billion. UBS Trust Company of Puerto Rico, an affiliate of the Fund and UBS Financial Services Inc., is a trust company organized and validly existing under the laws of Puerto Rico.

The following table sets forth the management fee paid by each Portfolio for the last three fiscal years:

Large Cap Value Portfolio I

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended March 31, 2025	$25,161	$-37,743
Fiscal year ended March 31, 2024	$25,161	$-37,739
Fiscal year ended March 31, 2023	$28,131	$-42,198

Large Cap Core Portfolio I

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended March 31, 2025	$30,135	$-45,202
Fiscal year ended March 31, 2024	$25,756	$-38,633
Fiscal year ended March 31, 2023	$24,877	$-37,315

Large Cap Growth Portfolio I

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended March 31, 2025	$35,657	$-53,486
Fiscal year ended March 31, 2024	$30,481	$-45,722
Fiscal year ended March 31, 2023	$27,782	$-41,671

Mid Cap Core Portfolio I

SAI - 34

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended March 31, 2025	$19,253	$-28,879
Fiscal year ended March 31, 2024	$19,660	$-29,490
Fiscal year ended March 31, 2023	$20,643	$-30,962

Small Cap Core Portfolio I

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended March 31, 2025	$11,332	$-16,998
Fiscal year ended March 31, 2024	$11,404	$-17,106
Fiscal year ended March 31, 2023	$12,415	$-18,623

International Portfolio I

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended March 31, 2025	$9,981	$-14,971
Fiscal year ended March 31, 2024	$10,329	$-15,496
Fiscal year ended March 31, 2023	$12,320	$-18,480

As of the date of this SAI, High Grade Portfolio, Income Portfolio I and Income Portfolio II have not paid any management fees.

Pursuant to the Investment Advisory Agreement, the Investment Adviser is not liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Fund’s custodian unless (i) such action or omission involved an officer, director, employee or agent of the Investment Adviser and (ii) such loss, expense, cost, or liability arises out of the Investment Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of the Investment Adviser’s duties. The Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not act to relieve the Investment Adviser from any responsibility or liability, obligation or duty that the Investment Adviser may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable.

Unless earlier terminated as described below, the Advisory Agreement is initially in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreement provides that it will terminate automatically if assigned (as defined in the 1940 Act). The Advisory Agreement also provides that it may be terminated without penalty (i) at any time by a unanimous vote of the Independent Directors, (ii) on 60 days’ written notice by the Investment Adviser or (iii) on 60 days’ written notice to the Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

The Fund’s Investment Advisory Agreement was originally approved prior to the registration of the Fund under the 1940 Act. Certain changes were made to such pre-existing Advisory Agreement to comply with specific 1940 Act requirements and customary provisions, but such changes did not include any reduction in services or increase in fees payable thereunder.

Sub-Advisory Agreements

The Advisory Agreement authorizes the Investment Adviser to retain one or more sub-advisers for the management of the Portfolios, and the Investment Adviser has entered into sub-advisory agreements (the “Sub-Advisory Agreement”) with the Equity Portion Portfolio Managers with respect to the applicable Portfolios. Subject to the supervision of the Board, the Investment Adviser oversees the investment advisory services provided by the Equity Portion Portfolio Managers. Pursuant to the Sub-Advisory Agreements, and under the supervision of the Investment Adviser and the Board, the Equity Portion Portfolio Managers are responsible for the day-to-day investment management of each Portfolio’s Equity Portion. The Investment Adviser monitors and evaluates the Equity Portion Portfolio Managers’ performance and oversees the Equity Portion Portfolio Managers’ compliance with the applicable Portfolio’s investment objective, policies and restrictions. [The Investment Adviser

SAI - 35

(not the Fund) pays the Mid Cap Core Equity Portion Portfolio Manager a fee equal to 0.60% of the average daily net assets of the Mid Cap Core Equity Portion and the Investment Adviser (not the Fund) pays the Equity Portion Portfolio Manager of each of the other Portfolios 0.50% of the average daily net assets of the Equity Portion of the Portfolio managed by the Equity Portion Portfolio Manager.

For the previous three fiscal years, the Investment Adviser paid the following amounts in sub-advisory fees to the non-affiliated sub-advisers on behalf of each Portfolio:

Large Cap Value Portfolio I

Sub-Advisory Fees
Fiscal year ended March 31, 2025	$[ ]
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Large Cap Core Portfolio I

Sub-Advisory Fees
Fiscal year ended March 31, 2025	$[ ]
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Large Cap Growth Portfolio I

Sub-Advisory Fees
Fiscal year ended March 31, 2025	$[ ]
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Mid Cap Core Portfolio I

Sub-Advisory Fees
Fiscal year ended March 31, 2025	$[ ]
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Small Cap Core Portfolio I

Sub-Advisory Fees
Fiscal year ended March 31, 2025	$[ ]
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

International Portfolio I

Sub-Advisory Fees
Fiscal year ended March 31, 2025	$[ ]
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

As of the date of this SAI, High Grade Portfolio, Income Portfolio I and Income Portfolio II have not paid any sub-advisory fees.

A description of each Equity Portion Portfolio Manager is provided below.

Large Cap Value Portfolio I

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The London Company of Virginia (the “London Company”)

The London Company was founded by Stephen M. Goddard, CFA in 1994 as the dedicated investment advisor to First Colony Corporation. The firm is a majority employee-owned investment boutique that provides portfolio management services to a client base including institutional, sub-advisory, and high net worth clients. The firm employs the same philosophy and process across all portfolios, regardless of market cap, style, or geography. The firm takes a long term total return mindset to building portfolios. Long-term growth of capital is first achieved by minimizing losses in down markets, and secondarily by ensuring that portfolios can generally participate in market appreciation. In other words, the Equity Portion Portfolio Manager focuses primarily on downside protection, with capital appreciation as a secondary objective. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: Balance sheet optimization analysis, Private Market Value Analysis, Corporate governance/management incentives audit, and Insider ownership/trading activity. This results in a portfolio of 25 – 35 stocks which the manager believes are trading at significant discount to fair market value. Positions are generally started with a weight of 3-5%, and individual positions may not exceed 10% of the portfolio. The Equity Portion Portfolio Manager generally will not add to declining positions and allow stocks to potentially appreciate in value.

Large Cap Core Portfolio I

Atalanta Sosnoff Capital, LLC

Atalanta’s investment philosophy is focused on finding companies entering periods of earnings acceleration, believing that over time earnings drive stock prices, positioning them to capture the compounding effects of earnings acceleration and multiple expansion. The process is predominantly a fundamental bottom-up approach but does take macro factors into consideration when forming the investment opinion. They typically select stocks from the Russell 1000 Index universe. The strategy generally holds 35-65 positions, diversified across 10-15 industries and 5-8 sectors.

Large Cap Growth Portfolio I

Winslow Capital Management, LLC (“Winslow Capital”)

Winslow Capital was founded in 1992 and focuses on growth investing. In December 2008, Winslow Capital was acquired by Nuveen as an autonomous affiliate. In October 2014, leading financial services provider TIAA acquired Nuveen and its investment affiliates, including Winslow Capital. Throughout, Winslow Capital has retained its investment and operating independence, continuing to offer our clients excellence in growth investing.

Mid Cap Core Portfolio I

The London Company

The London Company was founded by Stephen M. Goddard, CFA in 1994 as the dedicated investment advisor to First Colony Corporation. The firm is a majority employee-owned investment boutique that provides portfolio management services to a client base including institutional, sub-advisory, and high net worth clients. The firm employs the same philosophy and process across all portfolios, regardless of market cap, style, or geography. The firm takes a long term total return mindset to building portfolios. Long-term growth of capital is first achieved by minimizing losses in down markets, and secondarily by ensuring that portfolios can generally participate in market appreciation. In other words, the Equity Portion Portfolio Manager focuses primarily on downside protection, with capital appreciation as a secondary objective. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: Balance sheet optimization analysis, Private Market Value Analysis, Corporate governance/management incentives audit, and Insider ownership/trading activity. This results in a portfolio of 25 – 35 stocks which the manager believes are trading at significant discount to fair market value. Positions are generally started

SAI - 37

with a weight of 3-5%, and individual positions may not exceed 10% of the portfolio. The Equity Portion Portfolio Manager generally will not add to declining positions and allow stocks to potentially appreciate in value.

Small Cap Core Portfolio I

Cambiar Investors, LLC

Based in Denver, CO, Cambiar Investors (“Cambiar”) was founded in 1973 by Michael Barish. In 1990, the firm became a subsidiary of United Asset Management, which was acquired by Old Mutual in 2000. Cambiar became 100% employee-owned again in 2001 following a management buyout and now is wholly owned by Cambiar Holdings LLLP, which is controlled by Mr. Brian Barish, Cambiar’s President. Cambiar focuses exclusively on relative value investing.

International Portfolio I

Cambiar Investors, LLC

Based in Denver, CO, Cambiar Investors (“Cambiar”) was founded in 1973 by Michael Barish. In 1990, the firm became a subsidiary of United Asset Management, which was acquired by Old Mutual in 2000. Cambiar became 100% employee-owned again in 2001 following a management buyout and now is wholly owned by Cambiar Holdings LLLP, which is controlled by Mr. Brian Barish, Cambiar’s President. Cambiar focuses exclusively on relative value investing.

Information Regarding the Portfolio Managers

Mses. Heydi Cuadrado and Gladys M. Lasaga are the Portfolio Managers for the Puerto Rico Securities Portion of each Portfolio and are primarily responsible for the day-to-day management of the Fund’s Portfolios.

The Investment Adviser has also engaged the below sub-advisers (as previously defined, the “Equity Portion Portfolio Managers”) as sub-advisers to manage the Equity Portion of the applicable Portfolio.

Large Cap Value Portfolio I

The London Company

Portfolio Manager

Name	Managed the Fund Since	Title
Stephen M. Goddard, CFA	2021	Managing Principal, Founder, CIO, and Co-Lead Portfolio Manager
Sam Hutchings, CFA	2021	Principal and Co-Lead Portfolio Manager

Stephen M. Goddard, CFA, Managing Principal, CIO and Co-Lead Portfolio Manager, founded The London Company in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 30 years of investment experience.

Sam Hutchings, CFA, and Co-Lead Portfolio Manager, joined the London Company in 2015. He has served as a Portfolio Manager since 2018. Prior to joining The London Company, he was a Research Associate with Eaton Vance and a Senior Consultant at FactSet Research Systems. He has 10 years of investment experience.

Large Cap Core Portfolio I

Atalanta Sosnoff Capital, LLC

Portfolio Manager

Name	Managed the Fund Since	Title
Craig Steinberg	2011	Portfolio Manager
Robert Ruland	2011	Portfolio Manager

SAI - 38

Name	Managed the Fund Since	Title
Matthew Ward	2011	Portfolio Manager

Craig Steinberg became Chief Investment Officer in 2017 and President in August, 1997. He served as Executive Vice President and Director of Research for Atalanta Sosnoff since 1994. Mr. Steinberg has been a Portfolio Manager since 1988. Prior to joining Atalanta Sosnoff in 1985 as an Analyst, Mr. Steinberg was a Securities Analyst at Prudential Equity Management. Mr. Steinberg earned a BSE degree from the Wharton School of the University of Pennsylvania in 1983. Mr. Steinberg is an equity owner of the firm.

Robert Ruland joined Atalanta Sosnoff as a Research Analyst in April, 2002, was promoted to the Investment Policy Committee in January of 2006 and became Director of Research in 2017. He was formerly a Research Analyst at Eagle Growth Investors, LLC. Previously, he was a Research Analyst at Lehman Brothers and Banc of America Securities. Mr. Ruland earned a B.S. degree in Finance from the State University of New York at Albany in 1990 and an M.B.A. from New York University in 1995. Mr. Ruland is a Chartered Financial Analyst charterholder. Mr. Ruland is an equity owner of the firm.

Matthew Ward joined Atalanta Sosnoff as Senior Technology Analyst in September, 2018. Mr. Ward was promoted to Portfolio Manager in February 2021. Prior to joining the firm, he was Head of U.S. Large Cap (since 2014), Co-Fund Manager (since 2014), and Equity Analyst (since 2005) for Schroder Investment Management’s U.S. Large Cap strategy. Previously, he was an Equity Analyst at Phoenix-Engemann and Franklin Templeton. Mr. Ward earned a B.A. in Economics and English from Georgetown University in 1995. Mr. Ward is a Chartered Financial Analyst charterholder. Mr. Ward is an equity owner of the firm.

Large Cap Growth Portfolio I

Winslow Capital

Portfolio Manager

Name	Managed the Fund Since	Title
Justin H. Kelly	2021	Chief Executive Officer, Chief Investment Officer, and Portfolio Manager
Patrick M. Burton	2021	Senior Managing Director and Portfolio Manager
Steven M. Hamill	2023	Senior Managing Director and Portfolio Manager

Justin H. Kelly is the Chief Executive Officer, Chief Investment Officer, and a Portfolio Manager of Winslow Capital and has been with the firm since 1999. Mr. Kelly has been part of the investment management team for the Large Cap Growth Portfolio I since May 2021. Mr. Kelly graduated summa cum laude from Babson College in 1993 with a BS in Finance/Investments. He is also a CFA® charterholder.

Patrick M. Burton is a Senior Managing Director and Portfolio Manager of Winslow Capital and has been with the firm since 2010. Mr. Burton has been part of the investment management team for the Large Cap Growth Portfolio I since May 2021. Prior to joining Winslow Capital, Mr. Burton was a Senior Equity Research Analyst at Thrivent Asset Management from 2009 to 2010. Prior to that, Mr. Burton was a Managing Director with Citigroup Investments from 1999 to 2009. Mr. Burton received his BS with distinction in Finance from the University of Minnesota. He is also a CFA® charterholder.

Mr. Hamill has been a portfolio manager of the Large Cap Growth Portfolio I since 2023. He joined Winslow Capital in 2006 and is currently a Senior Managing Director. Prior to joining Winslow Capital, he was a Senior Analyst at Piper Jaffray and RBC Capital Markets providing research on the medical device industry. He also served as a Manager at Arthur Andersen. Mr. Hamill graduated Magna Cum Laude with a BS in Honors Economics & Finance from Marquette University. He is also a CFA® charterholder.

Mid Cap Core Portfolio I

The London Company

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Portfolio Manager

Name	Managed the Fund Since	Title
Stephen M. Goddard, CFA	2021	Managing Principal, Founder, CIO, and Co-Lead Portfolio Manager
J. Brian Campbell, CFA	2021	Principal, and Co-Lead Portfolio Manager

Stephen M. Goddard CFA, Managing Principal, CIO and Lead Portfolio Manager, founded The London Company in 1994 and has served in this capacity since founding the company. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 30 years of investment experience.

J. Brian Campbell CFA, Portfolio Manager. He has served as Portfolio Manager since he joined The London Company in 2010. Prior to joining The London Company, he was a Portfolio Manager and the Director of Research at Hilliard Lyons Capital Management from 2004 to 2010.

Small Cap Core Portfolio I

Cambiar Investors

Portfolio Manager

Name	Managed the Fund Since	Title
Ania Aldrich	[ ]	Portfolio Manager
Andrew Baumbusch	2021	Portfolio Manager
[Joseph Chin/Colin Dunn, CFA]	2021	Portfolio Manager

Ania Aldrich is an Investment Principal at Cambiar Investors and has 36 years of investment experience. In addition to her research responsibilities, Ms. Aldrich also serves as a Portfolio Manager of the Cambiar Small Cap Value, Small-Mid Value, and Global Equity strategies. Prior to joining Cambiar in 1999, Ms. Aldrich was a global equity analyst at Bankers Trust, where she covered the financial services and transportation sectors. Ania began her investment career as a senior investor relations professional at BET PLC, a New York based communications firm. Ms. Aldrich received an MBA in Finance from Fordham University, a BA in Computer Science from Hunter College, and holds the Chartered Financial Analyst designation.

Andrew Baumbusch is an Investment Principal at Cambiar Investors and has over 23 years of investment experience. In addition to his research responsibilities, Mr. Baumbusch also serves as a Portfolio Manager of the Cambiar Small Cap Value and Small-Mid Value strategies. Prior to joining Cambiar in 2004, Andy served in an investment analyst capacity at Franklin Templeton, Atrium Capital and Alex Brown & Sons. Mr. Baumbusch received an MBA from the Stanford Graduate School of Business and a BA in Economics from Princeton University.

[Joseph Chin or Colin Dunn] is an Investment Principal at Cambiar Investors and has 21 years of industry experience. In addition to his research responsibilities, Colin also serves as co-Portfolio Manager of the Cambiar Small-Mid Value strategy. Prior to joining Cambiar in 2011, he worked at Keefe, Bruyette & Woods, Inc., in the Investment Banking and Equity Research Departments. Mr. Dunn began his career in 2000 as an Analyst in the Investment Banking Division at UBS. Mr. Dunn received a BS in Finance and International Business from Georgetown University and holds the Chartered Financial Analyst designation.

International Portfolio I

Cambiar Investors

Portfolio Manager

Name	Managed the Fund Since	Title
Brian Barish, CFA	2016	Portfolio Manager

Brian Barish is the President and CIO at Cambiar Investors and is responsible for the oversight of all investment functions at the firm. Mr. Barish has over 33 years of investment experience. Prior to joining Cambiar in 1997, Mr. Barish served as Director

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of Emerging Markets Research for Lazard Freres & Co. Mr. Barish received a BA in Economics and Philosophy from the University of California, Berkeley.

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers (the “Portfolio Managers” and in each case, a “Portfolio Manager”) are primarily responsible for the day-to-day portfolio management of as of March 31, 2025.

Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Heydi Cuadrado	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Gladys M. Lasaga	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Stephen M. Goddard	7 $7.28 billion	0 $0	637 $8.26 billion	0 $0	0 $0	0 $0
Sam Hutchings	7 $7.28 billion	0 $0	637 $8.26 billion	0 $0	0 $0	0 $0
J. Brian Campbell	7 $7.28 billion	0 $0	637 $8.26 billion	0 $0	0 $0	0 $0
Craig Steinberg	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Robert Ruland	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Matthew Ward	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Justin H. Kelly	6 $14.684 billion	3 $6.004 billion	1,666 $7.337 billion	0 $0	0 $0	3 $283 million
Patrick M. Burton	6 $14.684 billion	3 $6.004 billion	1,666 $7.337 billion	0 $0	0 $0	3 $283 million
Steven M. Hamill	6 $14.684 billion	3 $6.004 billion	1,666 $7.337 billion	0 $0	0 $0	3 $283 million
Andrew Baumbusch	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Colin Dunn	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Brian Barish	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]
Munish Malhotra	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Managers’ compensation as of March 31, 2025.

Portfolio Manager Compensation at the Investment Adviser

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

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Salary. Base pay is determined based upon an analysis of the Portfolio Manager’s general performance and experience and market levels of base pay for such position.

Bonus. The Portfolio Manager is eligible for discretionary incentive compensation which is determined considering a number of factors including without limitation, individual performance relative to expectations and/or objectives as agreed to with their respective manager, the achievement of financial and non-financial objectives by the business area and UBS (and its parents, subsidiaries and affiliates, including without limitation UBS Group AG) and legal and/or regulatory obligations.

Deferred Compensation. UBS retains the right to pay any part of such incentive compensation as deferred compensation in accordance with the terms and conditions of the UBS deferred compensation plans and award programs and the restrictions imposed by Section 409A of the U.S. Internal Revenue Code of 1986, as amended (Section 409A). Certain key employees of the Investment Adviser, including certain portfolio managers, have received profits interests as deferred compensation, which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. Employees of the Investment Adviser, including the portfolio managers, are eligible to participate in the Puerto Rico Savings Plus Plan. The employees can choose to contribute a percentage of their eligible compensation, from 1% to 85%. The employees can elect to contribute before-tax, after-tax, to a Roth 401(k) or to a combination of the three. UBS will match a percentage of an employee’s eligible contribution. UBS will make additional retirement contributions on behalf of the employee, regardless of the employee contributions into the 401(k).

Portfolio Manager Compensation at the Equity Portion Portfolio Managers

Large Cap Value Portfolio I and Mid Cap Core Portfolio I

The London Company

Portfolio managers are compensated through salary and bonus. In addition to base salaries, portfolio managers are eligible to receive bonus compensation based on their individual contribution to the research effort as well as client retention, sales and overall firm performance. They also have a potential for ownership after a reasonable tenure with the firm. There are no specific incentive arrangements for performance attached to the Portfolio. A substantial portion of the portfolio manager’s compensation is not tied to performance of the accounts he or she manages.

Large Cap Core Portfolio I

Atalanta Sosnoff Capital, LLC

The portfolio managers that are owners of the Equity Portion Portfolio Manager are measured and compensated via their performance. Revenues, and thereby company profits, are directly tied to assets under management and the performance of our client portfolios directly impact the profitability of the Equity Portion Portfolio Manager. The Equity Portion Portfolio Manager’s ability to attract new clients and retain current clients is a result of the investment professionals providing performance. The portfolio managers are compensated via base compensation, bonus participation, and profit distribution where applicable. Therefore, the Equity Portion Portfolio Manager believes that the portfolio managers and the Portfolio share a common interest in the investment performance of the account and the overall success of the Equity Portion Portfolio Manager.

Large Cap Growth Portfolio I

Winslow Capital Management, LLC

In an effort to retain key personnel, Winslow Capital has structured compensation plans for portfolio managers and other key personnel that it believes are competitive with other investment management firms. The compensation plan is recommended by members of the Winslow Capital Executive Committee with the final decision resting with Justin H. Kelly. Winslow Capital’s compensation plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, superior investment results, measured by the performance of the product. The Executive Committee establishes salaries at competitive levels, verified through industry surveys, to attract and maintain the best professional and administrative personnel. Portfolio manager compensation packages are independent of advisory fees collected on any given client account under management. In addition, an incentive bonus is paid annually to the employees based upon each individual’s performance, client results and the profitability of the firm. Finally, eligible employees of

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Winslow Capital, including the portfolio managers, have received profits interests in the firm which entitle their holders to participate in the firm’s growth over time.

Small Cap Core Portfolio I and International Portfolio I

Cambiar Investors, LLC

The Equity Portion Portfolio Manager compensates the applicable portfolio managers for their management of the Small Cap Core Portfolio I, the International Portfolio I and the Equity Portion Portfolio Manager’s other accounts. The portfolio managers’ compensation consists of an industry competitive base salary, discretionary cash bonus and a profit sharing contribution at year-end. While the Equity Portion Portfolio Manager’s investment professionals receive a competitive salary plus a bonus tied to firm and individual performance, contributions are also measured through performance attribution which details individual stock/product and sector relative contribution, as well as other overall “value added” considerations important to the firm, such as success of products managed or client service. Equity in the Equity Portion Portfolio Manager’s parent company is also available to reward key employees.

Portfolio Manager Beneficial Holdings

The following table shows the dollar range of securities owned beneficially and of record by the Portfolio Managers in the Fund and in all affiliated funds, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31, 2025.

Name of Portfolio Manager	Dollar Range of Units of the Fund	Dollar Range of Equity Securities in the Affiliated Investment Companies

Heydi Cuadrado	None	None

Gladys M. Lasaga	None	None

Stephen M. Goddard	None	None

Sam Hutchings	None	None

J. Brian Campbell	None	None

Craig Steinberg	[ ]	[ ]

Robert Ruland	[ ]	[ ]

Matthew Ward	[ ]	[ ]

Justin H. Kelly	None	Over $1,000,000

Patrick M. Burton	None	$100,001 - $500,000

Steven M. Hamill	None	Over $1,000,000

Andrew Baumbusch	[ ]	[ ]

Colin Dunn	[ ]	[ ]

Brian Barish	[ ]	[ ]

Munish Malhotra	[ ]	[ ]

Portfolio Manager Potential Material Conflicts of Interest

The Portfolio Managers’ management of the Fund’s Portfolios and other accounts could result in potential conflicts of interest if the Fund’s Portfolios and other accounts have different objectives, benchmarks and fees because the Portfolio Managers must allocate their time and investment expertise across multiple accounts, including the Fund’s Portfolios. The Investment Adviser manages such competing interests for the time and attention of the Portfolio Managers by having the Portfolio Managers focus on a particular investment discipline. The Portfolio Managers manage the Fund’s Portfolios and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Portfolio Manager manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

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If a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Fund’s Portfolios may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Investment Adviser allocates portfolio trades across multiple accounts to provide fair treatment to all accounts. The Investment Adviser may execute orders for the same security for both the Fund’s Portfolios and other accounts. With respect to such orders, the Investment Adviser determines which broker to use to execute each order consistent with its duty to seek best execution for the transaction. The Investment Adviser may aggregate trades of several accounts to obtain more favorable execution and lower brokerage commissions.

Certain investments may be appropriate for the Fund’s Portfolios and also for other clients advised by UBS Financial Services Inc. of and its affiliates, including other client accounts managed by the Fund’s Portfolio Managers. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of UBS and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of UBS and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by UBS to be equitable to each. UBS will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund’s Portfolios may be combined with those of other clients of UBS and its affiliates in the interest of achieving the most favorable net results to the Fund’s Portfolios.

In some cases, a conflict may also arise where a Portfolio Manager owns an interest in one fund or account he or she manages and not another.

Administrator

UBS Trust Company of Puerto Rico serves as Administrator of the Fund. The Administrator is located at American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918. The Administrator is a trust company organized and validly existing under the laws of Puerto Rico. The Administrator may retain one or more sub-administrators for the Fund.

Pursuant to an Administration Agreement with the Fund, the Administrator, subject to the overall supervision of the Board, provides facilities and personnel to the Fund in the performance of certain services including the determination of the Fund’s net asset value and net income. The Administrator may enter into agreements with third parties to perform some or all of these tasks, subject to the oversight and ultimate responsibility of the Administrator. As compensation for its administration services to each Portfolio, the Administrator receives an administration fee equal to 0.15% of each Portfolio’s average weekly net assets, payable monthly. The fee paid to the Administrator by the Fund for the fiscal year ended March 31, 2025, was $[ ].

The Administrator has entered into a Service Agreement with State Street Bank and Trust Company (“State Street”) to provide support services with respect to the Fund. State Street is a Massachusetts trust company located at One Lincoln Street, Boston, MA 02111.

Set forth below are the administration fees paid by each Portfolio to the Administrator and the amount of fees waived for the past three fiscal years:

Large Cap Value Portfolio I

	Administration Fee Charged Net of Expense Reimbursement Paid	Administration Fee Waived
Fiscal year ended March 31, 2025	$0	$-9,450
Fiscal year ended March 31, 2024	$[ ]	$[ ]
Fiscal year ended March 31, 2023	$[ ]	$[ ]

SAI - 44

Large Cap Core Portfolio I

	Administration Fee Charged Net of Expense Reimbursement Paid	Administration Fee Waived
Fiscal year ended March 31, 2025	$0	$-11,320
Fiscal year ended March 31, 2024	$[ ]	$[ ]
Fiscal year ended March 31, 2023	$[ ]	$[ ]

Large Cap Growth Portfolio I

	Administration Fee Charged Net of Expense Reimbursement Paid	Administration Fee Waived
Fiscal year ended March 31, 2025	$0	$-13,401
Fiscal year ended March 31, 2024	$[ ]	$[ ]
Fiscal year ended March 31, 2023	$[ ]	$[ ]

Mid Cap Core Portfolio I

	Administration Fee Charged Net of Expense Reimbursement Paid	Administration Fee Waived
Fiscal year ended March 31, 2025	$0	$-7,225
Fiscal year ended March 31, 2024	$[ ]	$[ ]
Fiscal year ended March 31, 2023	$[ ]	$[ ]

Small Cap Core Portfolio I

	Administration Fee Charged Net of Expense Reimbursement Paid	Administration Fee Waived
Fiscal year ended March 31, 2025	$0	$-4,259
Fiscal year ended March 31, 2024	$[ ]	$[ ]
Fiscal year ended March 31, 2023	$[ ]	$[ ]

International Portfolio I

	Administration Fee Charged Net of Expense Reimbursement Paid	Administration Fee Waived
Fiscal year ended March 31, 2025	$0	$-3,752
Fiscal year ended March 31, 2024	$[ ]	$[ ]
Fiscal year ended March 31, 2023	$[ ]	$[ ]

As of the date of this SAI, High Grade Portfolio, Income Portfolio I and Income Portfolio II have not paid any administration fees.

Independent Registered Public Accounting Firm

[•] (the “Auditor”), with offices located at [•], serves as the Fund’s independent registered public accounting firm.

Custodian

The Fund’s securities and cash are held under a custody agreement between the Fund and UBS Trust Company of Puerto Rico, pursuant to which UBS Trust Company of Puerto Rico serves as custodian for the Fund’s assets (in such capacity, the “Custodian”). As compensation for its custody services, the Custodian receives a fee as agreed from time to time with the Fund; such fee is at a rate customarily paid to other custodians for the provision of similar services. The Custodian may retain the services of a sub-custodian, which may be an affiliate. JPMorgan Chase Bank, N.A. will act as sub-custodian for most securities purchased for a Portfolio by the Equity Portion Portfolio Managers.

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The following table lists the amount of compensation paid by each Portfolio under the Custody Agreement for the previous three fiscal years:

Large Cap Value Portfolio I

Custodian Fee Charged
Fiscal year ended March 31, 2025	$2,012
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Large Cap Core Portfolio I

Custodian Fee Charged
Fiscal year ended March 31, 2025	$2,265
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Large Cap Growth Portfolio I

Custodian Fee Charged
Fiscal year ended March 31, 2025	$2,668
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Mid Cap Core Portfolio I

Custodian Fee Charged
Fiscal year ended March 31, 2025	$1,504
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Small Cap Core Portfolio I

Custodian Fee Charged
Fiscal year ended March 31, 2025	$866
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

International Portfolio I

Custodian Fee Charged
Fiscal year ended March 31, 2025	$827
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

As of the date of this SAI, High Grade Portfolio, Income Portfolio I and Income Portfolio II have not paid any custodian fees.

Transfer Agent and Registrar

Pursuant to the terms of the Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and UBS Trust Company of Puerto Rico prior to the issuance of Units, the latter is responsible for maintaining a register of the Units for holders of record and opening and maintaining unitholder accounts (in such capacity, the “Transfer Agent”). As compensation for its transfer agency, registrar, dividend disbursing and shareholder services, the Transfer Agent receives a fee as agreed from time to time with the Fund. Such fee is at a rate customarily paid to other transfer agents for the provision of similar services. The Transfer Agent may retain the services of a sub-transfer agent, which may be an affiliate.

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The following table lists the amount of compensation paid by each Portfolio under the Transfer Agency, Registrar and Shareholder Servicing Agreement for the previous three fiscal years:

Large Cap Value Portfolio I

Transfer Agency Fee Charged
Fiscal year ended March 31, 2025	$15,446
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Large Cap Core Portfolio I

Transfer Agency Fee Charged
Fiscal year ended March 31, 2025	$15,341
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Large Cap Growth Portfolio I

Transfer Agency Fee Charged
Fiscal year ended March 31, 2025	$15,498
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Mid Cap Core Portfolio I

Transfer Agency Fee Charged
Fiscal year ended March 31, 2025	$15,432
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

Small Cap Core Portfolio I

Transfer Agency Fee Charged
Fiscal year ended March 31, 2025	$15,358
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

International Portfolio I

Transfer Agency Fee Charged
Fiscal year ended March 31, 2025	$15,397
Fiscal year ended March 31, 2024	$[ ]
Fiscal year ended March 31, 2023	$[ ]

As of the date of this SAI, High Grade Portfolio, Income Portfolio I and Income Portfolio II have not paid any transfer agency fees.

Distributor

UBS Financial Services Inc. (the “Distributor”) serves as the distributor of the Units of the Portfolios.

The Distributor acts as distributor of the Units under a distribution agreement with the Fund (“Distribution Agreement”) which requires the Distributor to use its best efforts, consistent with its other business, in selling Units. Units of the Fund are continuously offered. The Distributor has adopted a Code of Ethics.

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The Investment Adviser may pay its affiliate, the Distributor, compensation in connection with the sale of Shares in consideration of distribution, marketing support and other services at an annual rate of 0.05% of the value of the net assets invested in the Fund to be paid on a quarterly basis (although the Distributor may choose not to receive such payments, or receive a reduced amount, on assets held in certain types of accounts or wrap fee advisory programs).

Pricing of Units

Computation of Offering Price Per Unit

The offering price for a Unit is equal to the applicable Portfolio’s net asset value computed by dividing the value of such Portfolio’s net assets by the number of Units outstanding. For more information about the valuation of each Portfolio’s Units, see “Valuation” in the Prospectus.

Portfolio Transactions and Brokerage

The Investment Adviser and the Equity Portion Portfolio Managers are responsible for the execution of the Fund’s portfolio transactions. The execution of transactions under the direction of the Investment Adviser, with respect to the Puerto Rico Securities Portion of each Portfolio, is subject to any such policies as may be established by the Board. The Investment Adviser does not have the ability to control the execution of transactions entered into on behalf of a Portfolio by the Equity Portion Portfolio Managers. However, both the Investment Adviser and the Equity Portion Portfolio Managers seek to obtain the best net results for the Portfolios, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution, and operational facilities of the firm involved. While the Investment Adviser and the Equity Portion Portfolio Managers generally seek the best price in placing orders, the applicable Portfolio may not necessarily be paying the lowest price available. Each of the Investment Adviser and the Equity Portion Portfolio Managers may allocate among advisory clients, including the Fund and other investment companies for which they act as investment adviser, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for them. There can be no assurance of equality of treatment among the advisory clients according to any particular or predetermined standards or criteria.

Subject to policies established by the Board, the Investment Adviser will be responsible for the execution of the Fund’s portfolio transactions and the allocation of transactions of the Puerto Rico Securities Portion of each Portfolio. Certain securities in which the Fund will invest are traded on a “net” basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions of such securities generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

In placing orders with dealers, the Investment Adviser generally will attempt to obtain the best net price and the most favorable execution of their orders. The Investment Adviser may purchase and sell portfolio securities from and to dealers who provide the Fund with research analysis, statistical, or pricing advice or similar services. Portfolio transactions will not be directed by the Fund to brokers or dealers solely on the basis of research and advice provided. In selecting brokers and dealers the Investment Adviser will consider the full range and quality of a broker’s or dealer’s services. Factors considered by the Investment Adviser in selecting brokers and dealers may include the following: price; the broker’s or dealer’s facilities; the broker’s or dealer’s reliability and financial responsibility; when relevant, the ability of the broker or dealer to effect securities transactions, particularly with regard to such aspects as timing, order size and execution of orders; and the research and other services provided by that broker or dealer to the Investment Adviser that are expected to enhance the Investment Adviser’s general portfolio management capabilities, notwithstanding that the Fund may not be the direct or exclusive beneficiary of those services. While the Investment Adviser generally seeks the best price in placing orders, the Fund may not necessarily be paying the lowest price available. Commission rates are one factor considered together with other factors. The Investment Adviser will not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Fund or to select any broker-dealer on the basis of its purported “posted” commission rate. The Investment Adviser, in its discretion, may cause the Fund to pay a commission in excess of the amount another broker or dealer would have been charged for effecting that transaction, provided the Investment Adviser has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research provided by the broker to the Investment Adviser. Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Adviser in advising its other accounts (including the affiliates of the Investment

SAI - 48

Adviser), and conversely, research services furnished to the Investment Adviser in connection with their other accounts or such other funds may be used in advising the Fund.

The Investment Adviser may seek to allocate among advisory clients, including the Fund, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for one or more of their clients, but for which there is a limited supply or demand, although there can be no assurance of equality of treatment according to any particular or predetermined standards or criteria. Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, transactions for the Fund may be reported with the average price of these transactions.

The Investment Adviser may, on an aggregated basis, purchase or sell the same security for more than one client to obtain a favorable price to the extent permitted by applicable law. These orders may be averaged as to price and allocated as to amount according to each client’s daily purchase or sale orders or some other basis believed to be equitable in accordance with procedures adopted by the Board.

The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

	Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates and Affiliates of Affiliates
Fiscal year ended March 31, 2025	$8,877	$2,308
Fiscal year ended March 31, 2024	$9,990	$3,340
Fiscal year ended March 31, 2023	$12,015	$3,588

The following table sets forth commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund’s most recent fiscal year:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions Paid	Other Compensation
UBS Financial Services Inc.	$[•]	$[•]	$[•]	$[•]
UBS Securities LLC	$[•]	$[•]	$[•]	$[•]

Tax Information

See “Dividends and Taxes” in the Fund’s Prospectus.

Beneficial Owners

Principal Unitholders

Information regarding unitholders or groups of unitholders who beneficially own more than 5% of a class of Units of a Portfolio is provided below.

Portfolio / Class	Stockholder Name and Address	Number of Units of Common Stock Owned	Percentage Owned
[ ]	[ ]	[ ]	[ ]

Proxy Voting Policies

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The Board has delegated to the Investment Adviser or along with the Investment Adviser any Equity Portion Portfolio Manager the responsibility to vote proxies for the Fund’s securities pursuant to the Investment Adviser’s proxy voting guidelines and procedures (the “Proxy Voting Policy”) and to Equity Portion Portfolio Managers (with respect to the Equity Portions) pursuant to the each Equity Portion Portfolio Manager’s proxy voting policies and procedures.

Each of the Investment Adviser and each Equity Portion Portfolio Manager shall submit to the Board for its review such adviser’s Proxy Voting Policy. The Board shall review and determine that such Proxy Voting Policy and related procedures are reasonably designed to address conflicts of interest and to ensure that the Investment Adviser or Equity Portion Portfolio Managers, as applicable, will vote all proxies in the best interests of a Fund’s unitholders. The Investment Adviser’s and each Equity Portion Portfolio Manager’s Proxy Voting Policy and related procedures, as they may be amended from time to time, are incorporated by reference into these Policies.

A Proxy Voting Committee, comprised of representatives of the Fund, will oversee and review the Investment Adviser’s and each Equity Portion Portfolio Manager’s Proxy Voting Policy as well as receive any summary reports and update regarding proxies voted by the Investment Adviser and each Equity Portion Portfolio Manager.

The Fund believes that voting proxies in accordance with the Proxy Voting Policy of the Investment Adviser and each Equity Portion Portfolio Manager helps to ensure that voting decisions in situations where there may be a material conflict of interest between the interests of the Fund or any of its affiliates and those of a Unitholder are made in the best interest of the Fund’s unitholders. In addition, because of the broad and diverse nature of the business of the Fund and its affiliated companies, it is not practical for the Fund to seek to identify all actual, potential, or material conflicts of interest with respect to every proxy voting matter. To ensure that the Fund does not make a voting decision for clients where a material conflict is present, in the event that the Proxy Voting Policy of the Investment Adviser and Equity Portion Portfolio Managers are not applied, or are not able to provide a recommendation on how to vote, the Fund may seek voting instructions from the majority of Independent Directors of the Board, vote securities in proportion to the votes cast by all other unitholders, retain an independent third party to make the voting decisions, or take such other steps as may be appropriate to resolve the conflict as determined by the Proxy Voting Committee in consultation with the Fund’s Legal Counsel.

The Fund may not vote proxies in certain circumstances, including but not limited to, situations where a) the securities are no longer held; b) the proxy or other relevant materials were not received in sufficient time to allow an appropriate analysis by the Investment Adviser or Equity Portion Portfolio Manager to allow a vote to be cast by the voting deadline; or c) the Fund concludes that the cost of voting the proxy will exceed the potential benefit.

The Puerto Rico Securities Portion of each Portfolio consists primarily of municipal bonds and other securities that do not issue proxies in the ordinary course. In the rare event that a municipal issuer were to issue a proxy or that the Investment Adviser were to receive a proxy issued by a fixed income security, the Investment Adviser would vote such proxy in the best interest of the Fund based on the Investment Adviser’s policies and procedures or vote the proxy with the consent, or based on the instructions, of the Fund or its representative. The Investment Adviser would then oversee the administration of the voting, ensure that records were maintained and provide the results to the Fund.

The Fund or a service provider on behalf of the Fund will maintain the following records for a period of at least six years:

i.  A copy of the Proxy Voting Policy of the Investment Adviser and each Equity Portion Portfolio Manager and any related procedures or voting guidelines, as may be amended from time to time, and copies of all recommendations with respect to specific proxy votes;

ii.  Copies of proxy statements received regarding securities held by the Fund, unless these materials are available electronically through the SEC’s EDGAR system;

iii.  A record of each proxy vote cast on behalf of the Fund;

iv.  A copy of any internal documents created by the Fund that were material to making the decision how to vote proxies on behalf of clients; and

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v.  Each written request for information on how the Fund voted proxies and each written response by the Fund to oral or written requests for this information.

The Fund will provide to unitholders this Proxy Voting Policy and a record of how the Fund voted proxies, promptly on request.

If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2025, is available without charge, upon request, by calling 1-787-250-3600 or from the Fund’s website at www.ubs.com/prfunds and on the SEC’s website at http://www.sec.gov.

Portfolio Holdings Disclosure Policies and Procedures

The Investment Adviser has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities. These policies and procedures are designed to ensure that such disclosure is in the best interests of the Fund’s unitholders. As a general matter, the Fund will not disclose (or authorize its adviser, transfer agent, fund accountant, administrator, custodian or distributor to disclose) portfolio holdings information to any person or entity except as follows:

•

To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, research and trading services and the Board;

•	In connection with periodic reports that are available to unitholders and the public;

•	Pursuant to a regulatory request or as otherwise required by law;

•	To persons approved in writing by the CCO; or

•	On the Fund’s website. A complete listing of the Fund’s holdings may be posted on the Fund’s website on a periodic basis. Holdings will be posted with an “as-of date.”

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to unitholders approximately two months after the end of the fiscal year and semi-annual period and in Form N-PORT, which is filed monthly with the SEC.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the SEC on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Investment Adviser. Personnel of the Investment Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings because that information is necessary in order for the Investment Adviser to provide its management, administrative and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio manager in the trading of such securities, Investment Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Transfer Agent, Accountant and Administrator. The transfer agent, accountant and administrator for the Fund have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

Custodians. Personnel of the Fund’s custodians have full daily access to the Fund’s portfolio holdings because that information is necessary in order for them to provide the agreed-upon services for the Fund.

Independent Auditor. The Fund’s independent auditor and its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Counsel. The Fund’s counsel and counsel to the Fund’s Independent Directors have access to the Fund’s portfolio holdings in connection with the review of the Fund’s annual and semi-annual unitholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund’s CCO is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Investment Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures. The Fund’s CCO will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

Financial Statements

The Annual Report and Semi-Annual Report includes presentation and disclosures set forth by Regulation S-X. The Fund’s Annual Reports and Semi-Annual Reports may be obtained without charge by calling (787) 250-3600 or on the Fund’s website at www.ubs.com/prfunds. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

Additional Information

Code of Ethics

The Board, on behalf of the Fund, the Investment Adviser, each principal underwriter and the Equity Portion Portfolio Managers have each adopted a code of ethics in compliance with Rule 17j-1 of the 1940 Act (each a “Code of Ethics”). Each Code of Ethics is designed to ensure, among other things, that all “Access Persons” conduct their personal securities transactions in a manner where unitholders’ interests are placed first and foremost and consistent with the law. Access Persons generally include all Directors and officers of the Fund, the Investment Adviser and the Equity Portion Portfolio Managers, as well as certain employees and control persons of the Fund, the Investment Adviser, the Equity Portion Portfolio Managers, the Distributor or principal underwriter (or any company in a controlled relationship to the Fund, Investment Adviser or Equity Portion Portfolio Managers) who have access to information regarding the purchase or sale of securities by the Fund.

Each Code of Ethics requires Access Persons to comply with various requirements in connection with the securities transactions by Access Persons, including obtaining prior written approval before purchasing, selling or transferring any security, subject to certain exceptions listed in the Code of Ethics. Each Code of Ethics identifies specific transactions which Access Persons are prohibited from executing. Each Code of Ethics also imposes on Access Persons certain confidentiality obligations, reporting obligations, limitations on outside business activities, and certain other obligations. Each Code of Ethics requires all Access Persons (other than Access Persons who are Independent Directors) to submit: (1) an initial and subsequently an annual holdings report disclosing all reportable securities owned by the Access Person and any reportable securities accounts maintained by the Access Person (initial holdings reports must be filed within ten days of becoming a Access Person, Independent Directors are not required to file this report); (2) quarterly reports of securities investment transactions and new securities accounts; and (3) an annual certification that they have read and understand the Code of Ethics, that they have complied with its requirements during the preceding year and that they have disclosed or reported all personal transactions/holdings required to be disclosed or reported. Interested Directors of the Fund have additional reporting requirements.

The Code of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.

Counsel

The law firm of DLA Piper (Puerto Rico) LLC, located at Ochoa Building Suite 401, 500 de la Tanca Street, San Juan, Puerto Rico, serves as counsel to the Fund.

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Unitholder Communication to the Board

The Board has established a process for unitholders to communicate with the Board. Unitholders may contact the Board by mail. Correspondence should be addressed to UBS Puerto Rico Funds, c/o Luz Colon, 1000 Harbor Boulevard, Weehawken, NJ 07086 or electronically at: PuertoRicoFundsAC@ubs.com. Unitholder communication to the Board should include the following information: (a) the name and address of the unitholder; (b) the number of Units owned by the unitholder and (c) if these Units are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board.

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PART C — OTHER INFORMATION

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)(1)	—	Amended and Restated Deed of Trust of Multi-Select Securities Fund for Puerto Rico Residents dated May 19, 2004.***
(a)(2)	—	Deed of Supplemental Trust of Large Cap Value Portfolio I dated March 22, 2004.***
(a)(3)	—	Deed of Supplemental Trust of Large Cap Core Portfolio I dated March 22, 2004.***
(a)(4)	—	Deed of Supplemental Trust of Large Cap Growth Portfolio I dated March 22, 2004.***
(a)(5)	—	Deed of Supplemental Trust of Mid Cap Core Portfolio I dated March 22, 2004.***
(a)(6)	—	Deed of Supplemental Trust of Small Cap Core Portfolio I dated March 22, 2004.***
(a)(7)	—	Deed of Supplemental Trust of International Portfolio I dated March 22, 2004.***
(a)(8)	—	Deed of Supplemental Trust of High Grade Portfolio dated [ ], 2026.**
(a)(9)	—	Deed of Supplemental Trust of Income Portfolio I dated [ ], 2026.**
(a)(10)	—	Deed of Supplemental Trust of Income Portfolio II dated [ ], 2026.**
(a)(11)	—	Amendment No. 1 to Deed of Supplemental Trust of Large Cap Value Portfolio I dated May 19, 2004.***
(a)(12)	—	Amendment No. 1 to Deed of Supplemental Trust of Large Cap Core Portfolio I dated May 19, 2004.***
(a)(13)	—	Amendment No. 1 to Deed of Supplemental Trust of Large Cap Growth Portfolio I dated May 19, 2004.***
(a)(14)	—	Amendment No. 1 to Deed of Supplemental Trust of Mid Cap Core Portfolio I dated May 19, 2004.***
(a)(15)	—	Amendment No. 1 to Deed of Supplemental Trust of Small Cap Core Portfolio I dated May 19, 2004.***
(a)(16)	—	Amendment No. 1 to Deed of Supplemental Trust of International Portfolio I dated May 19, 2004.***
(b)(1)	—	Amended and Restated By-Laws of the Registrant.*****
(c)	—	Relevant portions of the Amended and Restated Deed of Trust, Deeds of Supplemental Trust, and By-Laws.
(d)(1)	—	Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Registrant and UBS Asset Managers of Puerto Rico (“UBSAMPR”), dated May 12, 2021.*****
(d)(2)		Investment Sub-Advisory Contract between the Registrant, UBS AMPR and The London Company, dated [•].**
(d)(3)		Investment Sub-Advisory Contract between the Registrant, UBS AMPR and Atalanta Sosnoff Capital, LLC, dated [•].**
(d)(4)		Investment Sub-Advisory Contract between the Registrant, UBS AMPR and Winslow Capital, dated [•].**
(d)(5)		Investment Sub-Advisory Contract between the Registrant, UBS AMPR and Cambiar Investors, LLC, dated [•].**
(e)(1)	—	Form of Distribution Agreement between the Registrant and UBS Financial Services Inc. (the “Distributor”) is incorporated herein by reference to Exhibit (e) of the Registration on Form N-1A of U.S. Monthly Income Fund for Puerto Rico Residents, Inc. (File No. 333-259184) (the “USMIF Registration Statement”), filed on March 30, 2022.*
(f)	—	Not Applicable.
(g)(1)	—	Amended and Restated Custody Agreement between the Registrant and UBS Trust Company of Puerto Rico (“UBSTCPR”), dated May 12, 2021 (the “Custodian Agreement”).*****
(g)(2)	—	Amended and Restated Sub-Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated September 14, 2010 (the “Sub-Custodian Agreement”) is incorporated herein by reference to Exhibit (g)(2) of the USMIF Registration Statement.
(g)(3)	—	Amended and Restated Transfer Agency, Registrar, and Unitholder Service Agreement dated as of March 28, 2022 between the Registrant and UBSTCPR (the “Transfer Agency Agreement”).*****
(g)(4)	—	Not Applicable.
(h)(1)	—	Form of Amended and Restated Administration Agreement between Registrant and UBSTCPR (the “Administration Agreement”).*
(i)	—	Opinion of DLA Piper (Puerto Rico) LLC.*****
(j)(1)		Consent of [•].**
(j)(2)	—	Consent of [•].**
(k)	—	Not Applicable.
(l)	—	Not Applicable.
(m)	—	None
(n)	—	Rule 18f-3 Plan is incorporated herein by reference to the STIF Registration Statement.
(o)	—	Reserved.
(p)(1)	—	Code of Ethics of the Registrant.****
(p)(2)	—	Code of Ethics of the Distributor is incorporated herein by reference to Exhibit (p)(2) of the USMIF Registration Statement.
(p)(3)	—	Code of Ethics of UBSAMPR is incorporated herein by reference to the STIF Registration Statement.
(q)	—	Power of Attorney.*

*	Filed herewith.
**	To be filed by amendment.
***	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A on April 19, 2021.
****	Incorporated by reference to the Registration Statement on Form N-1A of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., on March 30, 2022.
*****	Filed as an Exhibit to the Registrant’s Registration Statement on Form N-1A on August 10, 2022.

Item 29. Person Controlled or Under Common Control With Registrant

The Registrant does not control and is not under common control with any other person.

Item 30. Indemnification

The Fund has obtained Directors’ and officers’ liability insurance for its Directors and officers. The Fund’s deed of trust contains a provision that exempts directors from personal liability for monetary damages to the Fund or its unitholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico Trust Act. The Fund has also agreed to indemnify its Directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its unitholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Item 31. Business and Other Connections of Investment Adviser

UBS AMPR, a division of UBS Trust Company of Puerto Rico, acts as investment adviser to the Registrant. UBS AMPR serves as investment adviser or co-investment adviser to other open-end and closed-end management investment companies. The description of UBS AMPR provided in the body of this Registration Statement on Form N-1A under the heading “Management, Advisory and Other Service Arrangements” is incorporated by reference herein.

Information as to the directors and officers of UBS AMPR, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of UBS AMPR in the last two years, is included in UBS AMPR’s application for registration as an investment adviser on Form ADV (File No. 801-120846) filed under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

Item 32. Principal Underwriters

(a) UBS Financial Services Inc. acts as the principal underwriter or placement agent, as applicable, for each of the following open-end and closed-end registered investment companies, including the Registrant:

Short Term Investment Fund for Puerto Rico Residents, Inc.,

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.,

[Tax Free Fund for Puerto Rico Residents, Inc.,]

Tax Free Fund II for Puerto Rico Residents, Inc.,

Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.,

Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.,

GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.,

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.

Multi-Select Securities Fund for Puerto Rico Residents

US Mortgage Backed & Income Fund for Puerto Rico Residents, Inc.

Puerto Rico Residents Bond Fund I

[Puerto Rico Residents Tax-Free Fund, Inc.]

Puerto Rico Residents Tax-Free Fund II, Inc.

Puerto Rico Residents Tax-Free Fund III, Inc.

Puerto Rico Residents Tax-Free Fund IV, Inc.

Puerto Rico Residents Tax-Free Fund V, Inc.

[Puerto Rico Residents Tax-Free Fund VI, Inc.]

(b) Set forth below is information concerning each director and officer of UBS Financial Services Inc. The principal business address of each such person is 1200 Harbor Boulevard, Weehawken, NJ 07086.

Name	Positions and Offices with Underwriter	Position and Offices with Fund
Camacho, Michael	Director, Chair and President	None
Mattone, Ralph	Director and Chief Financial Officer	None
Braga-Kljaj, Toni	Assistant Company Secretary	None
Buist, Eileen	Assistant Company Secretary and Executive Director	None
Thiedeman, Shelby	Assistant Company Secretary	None
Araujo, Jeanine	Assistant Company Secretary	None
Olegario, Jay Ruzzel	Assistant Company Secretary	None
McKibben, Charles	Assistant Treasurer	None
Salva, Laurence	Assistant Treasurer	None
Hunter, Sarah	Assistant Treasurer	None
Torres, Sara	Assistant Treasurer	None
Collins, Chip	Assistant Treasurer	None
Forschino, Brian	Assistant Treasurer	None
Cheung, Eva	Company Secretary and Executive Director	None
Sakai, Kiye	General Counsel	None
Francomano, Lisa	Registered Investment Advisor Chief Compliance Officer	None
Munfa, Lauren	Chief Compliance Officer	None
Cadavid, John	Chief Information Security Officer	None
Pinero, George	BSA/AML Officer	None
da Cunha, Cleberson	Treasurer	None

Item 33. Location of Accounts and Records

Omitted pursuant to Instruction 3 of Item 33 of Form N-1A.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 28th day of January, 2026.

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

/s/ Carlos V. Ubiñas
Carlos V. Ubiñas, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ CARLOS V. UBIÑAS Carlos V. Ubiñas	Director, Chairman of the Board and President (Principal Executive Officer)	January 28, 2026

/s/ JOSE GRAU Jose Grau	Treasurer (Principal Financial Officer)	January 28, 2026

/s/ AGUSTIN CABRER *	Director
Agustin Cabrer

/s/ J. GABRIEL PAGAN PEDRERO*	Director
J. Gabriel Pagan Pedrero

/s/ CARLOS NIDO*	Director
Carlos Nido

/s/ LUIS M. PELLOT*	Director
Luis M. Pellot

/s/ CLOTILDE PÉREZ*	Director
Clotilde Pérez

/s/ JORGE I. VALLEJO*	Director
Jorge I. Vallejo

By*:	/s/ LIANA LOYOLA
Liana Loyola
Attorney-in-Fact
January 28, 2026

EXHIBIT INDEX

Exhibit	Name

(q)	Power of Attorney